UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22311

Schwab Strategic Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Strategic Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1:	Report(s) to Shareholders.

Annual Report  |  December 31, 2018
Schwab Fixed-Income ETFs

Schwab U.S. TIPS ETF	SCHP
Schwab Short-Term U.S. Treasury ETF	SCHO
Schwab Intermediate-Term U.S. Treasury ETF	SCHR
Schwab U.S. Aggregate Bond ETF	SCHZ

New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabetfs_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically as described below.
If you would like to continue to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request by contacting your financial intermediary.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action. If you do not receive shareholder reports and other fund documents electronically but would like to do so, contact your financial intermediary.

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In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: SEI Investments Distribution Co. (SIDCO)

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.
Total Returns for the 12 Months Ended December 31, 2018
Schwab U.S. TIPS ETF (Ticker Symbol: SCHP)
Market Price Return[1]	-1.42%
NAV Return[1]	-1.31%
Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L)	-1.26%
ETF Category: Morningstar Inflation-Protected Bond[2]	-1.64%
Performance Details	pages 8-9

Schwab Short-Term U.S. Treasury ETF (Ticker Symbol: SCHO)
Market Price Return[1]	1.56%
NAV Return[1]	1.50%
Bloomberg Barclays US Treasury 1-3 Year Index	1.56%
ETF Category: Morningstar Short Government[2]	1.14%
Performance Details	pages 10-11

Schwab Intermediate-Term U.S. Treasury ETF (Ticker Symbol: SCHR)
Market Price Return[1]	1.45%
NAV Return[1]	1.28%
Bloomberg Barclays US Treasury 3-10 Year Index	1.35%
ETF Category: Morningstar Intermediate Government[2]	0.51%
Performance Details	pages 12-13

Schwab U.S. Aggregate Bond ETF (Ticker Symbol: SCHZ)
Market Price Return[1]	-0.03%
NAV Return[1]	-0.09%
Bloomberg Barclays US Aggregate Bond Index	0.01%
ETF Category: Morningstar Intermediate-Term Bond[2]	-0.50%
Performance Details	pages 14-15
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
TIPS generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays Bank PLC (Barclays), own all proprietary rights in the Bloomberg Barclays Indices. The funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the funds. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
[1]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price of the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
The past year was not an easy one for investors. Positive returns were hard to find in most asset classes, and the stock market became more turbulent as 2018 came to a close. The equity market experienced the biggest swings since the end of the global financial crisis and finished with the biggest annual loss since 2008. Bonds were little help, as the Federal Reserve’s interest rate hikes depressed prices and kept total returns muted.
As investors, sometimes it can feel like the only period of performance that really matters is the one we just lived through. In fact, it’s such a common tendency that behavioral economists have given it a name: recency bias. When markets are soaring, it feels like nothing can stop them. When markets correct, it’s hard to have confidence that they will ultimately recover. In these periods, it is important to remember your long-term goals and stay focused on them.
At Charles Schwab Investment Management, we focus on offering products that help investors through those periods when market events might distract them from their goals. Many of our funds are designed to help investors build diversified portfolios to provide long-term benefits and weather short-term market fluctuations. The Schwab Fixed-Income ETFs are a case in point, providing a cost-efficient option for allocating a portion of your assets to Treasuries and corporate bonds.
While fixed-income securities weren’t the respite they normally are from tumult in the stock market, they still provided some cushion to diversified portfolios. The Schwab Short-Term U.S. Treasury ETF and Schwab Intermediate-Term U.S. Treasury ETF both had small gains in the 12-month period ended December 31, 2018, while the Schwab U.S. TIPS ETF lost ground and the Schwab U.S. Aggregate Bond ETF was flat; all posted returns that were in line with their underlying bond-market benchmarks.
As the new year begins, I am slated to transition into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement. Looking back at how Charles Schwab Investment Management has grown into the market leader it is today, Marie deserves particular credit. As our Chief Executive Officer for over eight years, Marie has provided the vision and leadership that has helped us stay focused on the goal of providing cost-effective funds to help investors meet their investment objectives. It’s been my privilege to be part of the great team Marie built.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
From the President (continued)

“ As the new year begins, I am slated to transition into the role of Chief Executive Officer of Charles Schwab Investment Management, replacing Marie Chandoha upon her retirement.”
I look forward to furthering Charles Schwab Investment Management’s important mission. As we may be entering a more challenging investment environment, it becomes even more important to serve our clients to the best of our ability. I remain confident because at Charles Schwab Investment Management we seek to offer high quality products that help investors achieve their goals—and build portfolios that serve their needs, even during the more difficult stretches in the market.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Fixed-Income ETFs, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Management views may have changed since the report date.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
The Investment Environment

For the 12-month reporting period ended December 31, 2018, fixed-income returns were mixed, with U.S. Treasuries posting modest, albeit positive, gains and corporate credit markets generally losing ground. Global growth showed signs of weakening as the period wore on, and market volatility spiked in the fourth quarter, driving a steep stock-market sell-off in December that resulted in major stock indices posting their worst annual performance since the financial crisis of 2008. In this environment, the Bloomberg Barclays US Aggregate Bond Index returned 0.01% for the reporting period, while the Bloomberg Barclays US Treasury 1-3 Year Index and Bloomberg Barclays US Treasury 3-10 Year Index returned 1.56% and 1.35%, respectively. Over the same period, the Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L) was down, returning –1.26%.
Despite some hiccups along the way, for most of the reporting period, the U.S. economy continued to exhibit steady growth as it marked its tenth year of expansion, buoyed by a combination of tax reform, strong corporate earnings, and still-accommodative financial conditions—even as multiple economies around the globe exhibited growing weakness. U.S. gross domestic product (GDP) grew at an annual rate of 3.4% in the third quarter of 2018, down from 4.2% in the second quarter but up from just over 2% for the previous two quarters. Unemployment remained low. Despite a tight labor market and growing economy, inflation and wage growth remained in check, although pressure on wage growth rose toward the end of the reporting period. Toward year-end, however, domestic economic growth showed growing signs of weakening on multiple fronts. Consumer confidence, which had hit an 18-year high in October, the highest since 2000, fell in November and December—its sharpest decline in more than three years.
Despite reaching a nearly three-year high in October, oil prices fell precipitously over the last three months of the reporting period, ending the year down 25% amid concerns of economic slowing and a global oil glut. Demand has been particularly impacted by poor economic performance in China, Brazil, and Europe, while supply has risen, notably due to the growth of shale in the U.S. and strong increases in Russian oil production. For four consecutive months through November, the Organization of the Petroleum Exporting Countries (OPEC) cut its oil demand forecast for 2019. In December, OPEC held it flat.
The Federal Reserve (Fed) continued its efforts to achieve more normalized monetary policy, raising the federal funds rate by 0.25% four times over the year—in March, June, September, and December. The overnight interest rate ended the year in a target range of 2.25% to 2.50%, converging closer to what the Fed considers a neutral level, according to Fed Chairman Jerome Powell and suggesting a more cautious approach to further rate hikes. The Fed also continued
Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and 10-Year Treasuries

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
The Investment Environment (continued)

its program to slowly reduce the size of its balance sheet by allowing securities to mature without reinvesting the proceeds. As of the end of the reporting period, the Fed’s balance sheet stood at under $4.1 trillion, down from $4.5 trillion when the program was announced in June 2017.
Outside the U.S., most central banks maintained accommodative monetary policies or, in some cases in the face of signs of rising inflation, tightened their policies. The European Central Bank has held interest rates unchanged since March 2016 and in December reiterated that it would likely maintain those rates through next summer, but confirmed the termination of its monthly asset purchase program by the end of 2018. Also in December, the Bank of Japan upheld its short-term interest rate target of –0.1%, also unchanged since 2016. In August, the Bank of England raised its key official bank rate from 0.50% to 0.75%, following a quarter-point increase in November 2017, despite ongoing uncertainties over the United Kingdom economy’s wider direction and the impact of Brexit.
In the U.S., the yield curve flattened over most of the year, as short-term yields, which typically respond to changes in the federal funds rate, rose faster than longer-term yields, which are influenced more by economic growth and inflation expectations. Over the last two months of the reporting period, however, as investors opted for safer assets, demand for longer-term Treasuries rose amid the stock-market sell-off driving yields lower. (Bond yields and bond prices move in opposite directions.) Over the reporting period, the three-month Treasury yield rose steadily, from 1.39% to 2.45%. The 10-year Treasury yield, which began the year at 2.40% and peaked at 3.24% in early November as stock indices hit record highs, ended the year at 2.69%. Outside the U.S., bond yields generally remained low.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Fund Management

Matthew Hastings, CFA, Vice President and Head of Taxable Bond Strategies, leads the portfolio management team for Schwab Fixed-Income ETFs and Schwab’s taxable bond funds. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 1999, Mr. Hastings was in fixed-income sales and trading at Lehman Brothers. He has worked in the fixed-income securities industry since 1996.

Steven Hung, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab U.S. Aggregate Bond ETF. His primary focus is corporate bonds. Prior to joining CSIM in 1999, Mr. Hung was an associate in Schwab’s management training program for nine months. In that role, he worked as a clerk on the Options Trading Floor of the Pacific Coast Stock Exchange.

Mark McKissick, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. His primary focus is taxable government securities. Prior to joining CSIM in 2016, Mr. McKissick worked for 17 years at Denver Investments, most recently as a director of fixed income and portfolio manager. He has worked in the fixed-income securities industry since 1992.

Alfonso Portillo, Jr., Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab U.S. Aggregate Bond ETF. His primary focus is securitized products. Prior to joining CSIM in 2007, Mr. Portillo worked for ten years at Pacific Investment Management Company, most recently as a vice president and member of the mortgage- and asset-backed portfolio management team. He has worked in fixed-income asset management since 1996.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab U.S. TIPS ETF

The Schwab U.S. TIPS ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L) (the index). To pursue this investment objective, the fund generally invests in all of the securities in approximately the same weight as represented by the index. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Despite a tight labor market and continued low unemployment, four quarter-point rate hikes to the federal funds target rate, and the Federal Reserve’s continuation of its balance sheet reduction program, inflation remained benign for most of the year. Oil prices fell steeply in the final quarter of the year, and trade tensions and tightening financial conditions somewhat diminished investors’ expectations for economic growth. Amid this environment of low inflationary expectations, demand for U.S. Treasury Inflation-Protected Securities (TIPS) weakened over the reporting period—particularly during the last three months—driving TIPS prices lower and real yields higher across all maturities. Although they outperformed nominal (non–inflation protected) treasury securities through the first three quarters of the reporting period, TIPS significantly underperformed in the fourth quarter.
Performance. For the 12 months ended December 31, 2018, the fund’s market price return was -1.42% and its NAV return was -1.31% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned -1.26% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The fund closely tracked the performance of the index for the 12-month reporting period. While the broader U.S. TIPS universe produced negative results for the reporting period, those with shorter durations performed better than those with longer durations.
Portfolio Composition % of Investments1
By Security Type

Weighted Average Maturity[4]	7.9 Yrs
Weighted Average Duration[4]	7.2 Yrs
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
TIPS generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	Less than 0.05%.
[3]	Includes the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[4]	See Glossary for definitions of maturity and duration.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab U.S. TIPS ETF
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 5, 2010 – December 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. TIPS ETF (8/5/2010)
Market Price Return[2]	-1.42%	1.68%	2.35%
NAV Return[2]	-1.31%	1.63%	2.36%
Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L)	-1.26%	1.69%	2.45%
ETF Category: Morningstar Inflation-Protected Bond[3]	-1.64%	1.14%	N/A
Fund Expense Ratio[4]: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays Bank PLC (Barclays), own all proprietary rights in the Bloomberg Barclays Indices. The fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
*	Inception (8/5/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price of the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Short-Term U.S. Treasury ETF

The Schwab Short-Term U.S. Treasury ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Bloomberg Barclays US Treasury 1–3 Year Index (the index). To pursue this investment objective, the fund generally invests in a representative sample of securities in the index. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. U.S. bond returns for 2018 were mixed, with U.S. Treasuries, government, and asset-backed securities posting modest, albeit positive, returns and credit markets generally losing ground. Although multiple economies around the globe weakened, the U.S. economy exhibited steady growth through the first three quarters of the year, but in the final quarter showed signs of weakening amid falling oil prices and heightened volatility that led to steep stock market declines in December. The Federal Reserve raised the federal funds target rate by 0.25% four times over the reporting period and continued its program to reduce the size of its balance sheet. Despite a tight labor market, inflation remained in check.
Over the reporting period, yields on short-term Treasuries rose relatively steadily until the last two months of the year, when sharp stock-market declines and spiking volatility drove investors to safer havens, driving yields lower—particularly across longer maturities. The yield on the 1-year Treasury bill began 2018 at 1.76%, peaked at 2.74% in early November, and ended the year at 2.63%. The yield on the 2-year Treasury note began at 1.89%, peaked at 2.98%, and ended the year at 2.48%. The yield on the 3-year Treasury note began the year at 1.98%, peaked at 3.05%, and ended 2018 at 2.46%. The spread between the 1-year and 3-year yields narrowed from 0.22% to -0.17% for the year.
Performance. For the 12 months ended December 31, 2018, the fund’s market price return was 1.56% and its NAV return was 1.50% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 1.56% during the same period.
Contributors and Detractors. The fund closely tracked the performance of the index for the 12-month reporting period. Coupon income generated by the fund’s holdings contributed positively to the performance of both the index and the fund, more than offsetting the impact of negative price returns that detracted from performance.
Portfolio Composition % of Investments1
By Security Type

Weighted Average Maturity[3]	2.0 Yrs
Weighted Average Duration[3]	1.9 Yrs
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	Includes the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Short-Term U.S. Treasury ETF
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 5, 2010 – December 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Short-Term U.S. Treasury ETF (8/5/2010)
Market Price Return[2]	1.56%	0.72%	0.70%
NAV Return[2]	1.50%	0.72%	0.69%
Bloomberg Barclays US Treasury 1-3 Year Index	1.56%	0.81%	0.79%
ETF Category: Morningstar Short Government[3]	1.14%	0.71%	N/A
Fund Expense Ratio[4]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays Bank PLC (Barclays), own all proprietary rights in the Bloomberg Barclays Indices. The fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
*	Inception (8/5/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price of the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Intermediate-Term U.S. Treasury ETF

The Schwab Intermediate-Term U.S. Treasury ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Bloomberg Barclays US Treasury 3–10 Year Index (the index). To pursue this investment objective, the fund generally invests in a representative sample of securities included in the index. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. U.S. bond returns for 2018 were mixed, with U.S. Treasuries, government, and asset-backed securities posting modest, albeit positive, returns and credit markets generally losing ground. Although multiple economies around the globe weakened, the U.S. economy exhibited steady growth through the first three quarters of the year, but in the final quarter showed signs of weakening amid falling oil prices and heightened volatility that led to steep stock market declines in December. The Federal Reserve raised the federal funds target rate by 0.25% four times over the reporting period and continued its program to reduce the size of its balance sheet. Despite a tight labor market, inflation remained in check.
Despite some volatility along the way, yields on intermediate-term Treasuries rose relatively steadily until the last two months of the year, when—after reaching their peaks in early November—yields were driven lower on increasing demand as investors sought safer havens amid sharp stock-market declines and spiking volatility. The yield on the 3-year Treasury note began 2018 at 1.98%, peaked at 3.05% in early November, and ended the year at 2.46%. The yield on the 5-year Treasury note began the year at 2.20%, peaked at 3.09%, and ended the year at 2.51%. The yield on the 10-year Treasury began the year at 2.40%, peaked at 3.24%, and closed out the year at 2.69%.
Performance. For the 12 months ended December 31, 2018, the fund’s market price return was 1.45% and its NAV return was 1.28% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 1.35% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The fund closely tracked the performance of the index for the 12-month reporting period. Coupon income generated by the fund’s holdings contributed positively to the performance of both the index and the fund, more than offsetting the impact of negative price returns that detracted from performance.
Portfolio Composition % of Investments1
By Security Type

Weighted Average Maturity[3]	5.6 Yrs
Weighted Average Duration[3]	5.2 Yrs
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	Includes the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Intermediate-Term U.S. Treasury ETF
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 5, 2010 – December 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Intermediate-Term U.S. Treasury ETF (8/5/2010)
Market Price Return[2]	1.45%	1.99%	2.22%
NAV Return[2]	1.28%	1.97%	2.21%
Bloomberg Barclays US Treasury 3-10 Year Index	1.35%	2.05%	2.31%
ETF Category: Morningstar Intermediate Government[3]	0.51%	1.76%	N/A
Fund Expense Ratio[4]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays Bank PLC (Barclays), own all proprietary rights in the Bloomberg Barclays Indices. The fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
*	Inception (8/5/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price of the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab U.S. Aggregate Bond ETF

The Schwab U.S. Aggregate Bond ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Bloomberg Barclays US Aggregate Bond Index (the index). To pursue this investment objective, the fund generally invests in a representative sample of securities included in the index. In addition, for the 12-month reporting period ended December 31, 2018, the fund also held positions in TBAs, or “to-be-announced” securities. TBAs are mortgage-backed bonds that settle on a forward date and are used to gain exposure to the mortgage market. The average month-end position in these securities was 3.0% of the fund, with a minimum exposure of 2.2 % and a maximum exposure of 3.9%. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. U.S. bond returns for 2018 were mixed, with U.S. Treasuries, government, and asset-backed securities posting modest, albeit positive, returns and credit markets generally losing ground. Although multiple economies around the globe weakened, the U.S. economy exhibited steady growth through the first three quarters of the year, but in the final quarter showed signs of weakening amid falling oil prices and heightened volatility that led to steep stock market declines in December. The Federal Reserve raised the federal funds target rate by 0.25% four times over the reporting period and continued its program to reduce the size of its balance sheet. Despite a tight labor market, inflation remained in check.
The yield curve flattened over most of the year as short-term yields increased faster than longer-term yields, although over the last two months of the reporting period, demand for longer-term Treasuries rose amid the stock-market sell-off, driving yields lower. The yield on the 10-year Treasury note began the year at 2.40%, peaked at 3.24% in early November, and ended the year at 2.69%. The yield on the 30-year Treasury bond rose from 2.74% to 3.02% over the year. The yield on the 2-year Treasury note rose from 1.89% to 2.48%.
Performance. For the 12-month reporting period, the fund’s market price return was -0.03% and its NAV return was -0.09% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 0.01% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The fund closely tracked the performance of the index for the 12-month reporting period, which meant keeping the fund’s credit quality, duration, and sector allocations aligned to the index. The fund’s corporate bonds detracted from price return, while coupon income generated by the fund’s holdings contributed to fund performance, with the net result slightly negative for the fund for the reporting period.
Portfolio Composition % of Investments1
By Security Type

Weighted Average Maturity[4]	8.0 Yrs
Weighted Average Duration[4]	5.7 Yrs
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.
Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 3.3% of total investments on December 31, 2018.
[3]	Includes the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[4]	See Glossary for definitions of maturity and duration.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab U.S. Aggregate Bond ETF
Performance and Fund Facts as of December 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (July 14, 2011 – December 31, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. Aggregate Bond ETF (7/14/2011)
Market Price Return[2]	-0.03%	2.45%	2.36%
NAV Return[2]	-0.09%	2.46%	2.36%
Bloomberg Barclays US Aggregate Bond Index	0.01%	2.52%	2.48%
ETF Category: Morningstar Intermediate-Term Bond[3]	-0.50%	2.27%	N/A
Fund Expense Ratio[4]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays Bank PLC (Barclays), own all proprietary rights in the Bloomberg Barclays Indices. The fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
*	Inception (7/14/11) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (NAV) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price of the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2018 and held through December 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 7/1/18	Ending Account Value (Net of Expenses) at 12/31/18	Expenses Paid During Period 7/1/18-12/31/18[2]
Schwab U.S. TIPS ETF
Actual Return	0.05%	$1,000.00	$ 987.50	$0.25
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab Short-Term U.S. Treasury ETF
Actual Return	0.06%	$1,000.00	$1,014.80	$0.30
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31
Schwab Intermediate-Term U.S. Treasury ETF
Actual Return	0.06%	$1,000.00	$1,025.40	$0.31
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31
Schwab U.S. Aggregate Bond ETF
Actual Return	0.04%	$1,000.00	$1,016.20	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab U.S. TIPS ETF
Financial Statements
Financial Highlights
	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$55.39	$54.84	$53.15	$54.11	$52.92
Income (loss) from investment operations:
Net investment income (loss)	1.51 [1]	1.17 [1]	0.99 [1]	0.17 [1]	0.64
Net realized and unrealized gains (losses)	(2.23)	0.43	1.46	(0.98)	1.26
Total from investment operations	(0.72)	1.60	2.45	(0.81)	1.90
Less distributions:
Distributions from net investment income	(1.40)	(1.05)	(0.76)	(0.15)	(0.71)
Net asset value at end of period	$53.27	$55.39	$54.84	$53.15	$54.11
Total return	(1.31%)	2.95%	4.60%	(1.50%)	3.56%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05%	0.05% [2]	0.07%	0.07%	0.07%
Net investment income (loss)	2.80%	2.13%	1.78%	0.31%	1.10%
Portfolio turnover rate[3]	17%	19%	16%	19%	20%
Net assets, end of period (x 1,000)	$5,779,263	$2,880,386	$1,614,977	$815,816	$549,259

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/17 is a blended ratio.
3
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. TIPS ETF
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description if available; if not the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Treasuries 99.7% of net assets
U.S. Treasury Inflation Protected Securities
1.38%, 01/15/20	103,125,329	102,492,405
0.13%, 04/15/20	264,626,197	258,722,723
1.25%, 07/15/20	158,477,548	158,186,284
1.13%, 01/15/21	181,275,518	180,537,915
0.13%, 04/15/21	230,091,270	223,853,072
0.63%, 07/15/21	192,421,991	190,379,214
0.13%, 01/15/22	212,385,456	206,244,889
0.13%, 04/15/22	224,194,379	216,994,285
0.13%, 07/15/22	219,049,584	212,880,638
0.13%, 01/15/23	220,071,908	212,706,348
0.63%, 04/15/23	219,577,586	216,172,315
0.38%, 07/15/23	218,300,373	213,604,407
0.63%, 01/15/24	217,678,192	214,412,403
0.13%, 07/15/24	214,012,571	205,416,931
0.25%, 01/15/25	214,519,361	205,518,212
2.38%, 01/15/25	140,866,555	152,364,241
0.38%, 07/15/25	214,281,632	206,777,965
0.63%, 01/15/26	192,968,207	188,088,242
2.00%, 01/15/26	102,610,640	109,569,188
0.13%, 07/15/26	180,971,161	170,031,550
0.38%, 01/15/27	179,579,942	170,735,398
2.38%, 01/15/27	82,556,770	91,209,462
0.38%, 07/15/27	177,455,348	168,733,848
0.50%, 01/15/28	175,982,170	168,054,942
1.75%, 01/15/28	82,650,062	87,842,655
3.63%, 04/15/28	69,596,264	85,526,259
0.75%, 07/15/28	172,814,861	169,296,392
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.50%, 01/15/29	79,745,855	90,883,292
3.88%, 04/15/29	84,683,342	107,906,221
3.38%, 04/15/32	32,173,920	41,353,529
2.13%, 02/15/40	43,556,073	51,261,906
2.13%, 02/15/41	55,430,387	65,609,694
0.75%, 02/15/42	97,387,306	88,588,731
0.63%, 02/15/43	71,982,139	63,261,478
1.38%, 02/15/44	108,637,678	112,469,426
0.75%, 02/15/45	121,057,490	108,511,932
1.00%, 02/15/46	88,925,646	84,462,157
0.88%, 02/15/47	87,222,837	80,192,188
1.00%, 02/15/48	85,442,790	81,075,286
Total Treasuries
(Cost $5,920,186,053)		5,761,928,023
Security	Number of Shares	Value ($)
Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.27% (a)	68,157	68,157
Total Other Investment Company
(Cost $68,157)		68,157
(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Treasuries	$—	$5,761,928,023	$—	$5,761,928,023
Other Investment Company[1]	68,157	—	—	68,157
Total	$68,157	$5,761,928,023	$—	$5,761,996,180
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. TIPS ETF
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $5,920,254,210)		$5,761,996,180
Receivables:
Investments sold		72,398,263
Interest		17,524,252
Fund shares sold		2,663,255
Dividends	+	9,533
Total assets		5,854,591,483
Liabilities
Payables:
Investments bought		69,756,144
Investment adviser fees		245,969
Fund shares redeemed	+	5,326,510
Total liabilities		75,328,623
Net Assets
Total assets		5,854,591,483
Total liabilities	–	75,328,623
Net assets		$5,779,262,860
Net Assets by Source
Capital received from investors		5,976,860,225
Total distributable loss[1]		(197,597,365)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$5,779,262,860		108,500,000		$53.27

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. TIPS ETF
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Dividends		$63,229
Interest	+	131,924,140
Total investment income		131,987,369
Expenses
Investment adviser fees		2,317,194
Total expenses	–	2,317,194
Net investment income		129,670,175
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(20,965,423)
Net realized gains on in-kind redemptions	+	1,194,915
Net realized losses		(19,770,508)
Net change in unrealized appreciation (depreciation) on investments	+	(167,659,366)
Net realized and unrealized losses		(187,429,874)
Decrease in net assets resulting from operations		($57,759,699)

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. TIPS ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$129,670,175	$46,731,565
Net realized losses		(19,770,508)	(3,947,311)
Net change in unrealized appreciation (depreciation)	+	(167,659,366)	23,021,737
Increase (decrease) in net assets resulting from operations		(57,759,699)	65,805,991
Distributions to Shareholders1
Total distributions		($130,028,200)	($46,465,385)

Transactions in Fund Shares
		1/1/18-12/31/18		1/1/17-12/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		68,000,000	$3,701,238,840	24,750,000	$1,367,959,304
Shares redeemed	+	(11,500,000)	(614,573,583)	(2,200,000)	(121,891,683)
Net transactions in fund shares		56,500,000	$3,086,665,257	22,550,000	$1,246,067,621
Shares Outstanding and Net Assets
		1/1/18-12/31/18		1/1/17-12/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		52,000,000	$2,880,385,502	29,450,000	$1,614,977,275
Total increase	+	56,500,000	2,898,877,358	22,550,000	1,265,408,227
End of period[2]		108,500,000	$5,779,262,860	52,000,000	$2,880,385,502
[1]	For the period ended December 31, 2017, the fund distributed to shareholders $46,465,385 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $587,519 at December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Short-Term U.S. Treasury ETF
Financial Statements
Financial Highlights
	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$50.03	$50.41	$50.43	$50.55	$50.51
Income (loss) from investment operations:
Net investment income (loss)	0.94 [1]	0.57 [1]	0.42 [1]	0.35 [1]	0.24
Net realized and unrealized gains (losses)	(0.20) [2]	(0.39)	(0.03)	(0.13)	0.04
Total from investment operations	0.74	0.18	0.39	0.22	0.28
Less distributions:
Distributions from net investment income	(0.89)	(0.56)	(0.41)	(0.34)	(0.24)
Net asset value at end of period	$49.88	$50.03	$50.41	$50.43	$50.55
Total return	1.50%	0.35%	0.78%	0.44%	0.55%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06%	0.06%	0.08% [3]	0.08%	0.08%
Net investment income (loss)	1.89%	1.13%	0.83%	0.69%	0.49%
Portfolio turnover rate[4]	65%	65%	66%	89%	109%
Net assets, end of period (x 1,000)	$4,254,630	$2,181,398	$1,414,092	$1,071,573	$702,651

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of fund transactions in relation to fluctuating market values.
3
Effective December 29, 2016, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/16 is a blended ratio.
4
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fixed-Income ETFs  |  Annual Report
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Schwab Short-Term U.S. Treasury ETF
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description if available; if not the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Treasuries 99.5% of net assets
Bonds
8.50%, 02/15/20	3,874,000	4,124,297
8.75%, 05/15/20	2,894,000	3,133,264
8.75%, 08/15/20	5,964,000	6,548,053
7.88%, 02/15/21	4,417,000	4,905,717
8.00%, 11/15/21	11,903,000	13,711,931
Notes
1.25%, 01/31/20	74,316,000	73,249,159
1.38%, 01/31/20	74,561,000	73,594,037
2.00%, 01/31/20	89,269,000	88,695,377
1.38%, 02/15/20	31,302,000	30,874,043
3.63%, 02/15/20	59,568,000	60,221,852
1.25%, 02/29/20	26,560,000	26,153,819
1.38%, 02/29/20	49,913,000	49,220,847
2.25%, 02/29/20	69,300,000	69,029,297
1.63%, 03/15/20	31,448,000	31,099,738
1.13%, 03/31/20	22,668,000	22,276,623
1.38%, 03/31/20	42,127,000	41,513,197
2.25%, 03/31/20	38,842,000	38,687,239
1.50%, 04/15/20	31,608,000	31,190,676
1.13%, 04/30/20	31,617,000	31,026,034
1.38%, 04/30/20	41,904,000	41,263,982
2.38%, 04/30/20	57,390,000	57,245,404
1.50%, 05/15/20	30,410,000	29,981,765
3.50%, 05/15/20	41,277,000	41,796,187
1.38%, 05/31/20	31,436,000	30,933,147
1.50%, 05/31/20	45,174,000	44,516,683
1.50%, 06/15/20	28,925,000	28,508,723
1.63%, 06/30/20	45,276,000	44,673,794
1.88%, 06/30/20	33,598,000	33,271,863
2.50%, 06/30/20	27,024,000	27,006,582
1.50%, 07/15/20	31,332,000	30,847,333
1.63%, 07/31/20	44,782,000	44,156,626
2.00%, 07/31/20	29,672,000	29,433,233
2.63%, 07/31/20	48,128,000	48,192,860
1.50%, 08/15/20	28,615,000	28,152,242
2.63%, 08/15/20	45,306,000	45,380,330
1.38%, 08/31/20	43,682,000	42,868,082
2.13%, 08/31/20	55,931,000	55,571,600
2.63%, 08/31/20	65,911,000	66,008,837
1.38%, 09/15/20	25,552,000	25,074,397
1.38%, 09/30/20	36,445,000	35,736,743
2.00%, 09/30/20	54,497,000	54,027,602
2.75%, 09/30/20	19,450,000	19,526,356
1.63%, 10/15/20	30,125,000	29,661,946
1.38%, 10/31/20	42,611,000	41,755,451
1.75%, 10/31/20	28,517,000	28,133,803
2.88%, 10/31/20	222,545,000	223,970,679
1.75%, 11/15/20	28,892,000	28,494,171
2.63%, 11/15/20	125,526,000	125,788,329
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.63%, 11/30/20	96,256,000	94,691,840
2.00%, 11/30/20	40,378,000	40,013,651
2.75%, 11/30/20	35,109,000	35,274,259
1.88%, 12/15/20	20,052,000	19,817,407
1.75%, 12/31/20	43,534,000	42,922,653
2.38%, 12/31/20	27,957,000	27,901,850
2.00%, 01/15/21	29,789,000	29,495,183
1.38%, 01/31/21	43,047,000	42,069,194
2.13%, 01/31/21	66,101,000	65,607,824
2.25%, 02/15/21	33,390,000	33,216,529
3.63%, 02/15/21	57,763,000	59,117,948
1.13%, 02/28/21	44,329,000	43,060,602
2.00%, 02/28/21	33,779,000	33,435,932
2.38%, 03/15/21	34,641,000	34,556,427
1.25%, 03/31/21	42,740,000	41,613,901
2.25%, 03/31/21	51,039,000	50,787,792
2.38%, 04/15/21	73,854,000	73,686,675
1.38%, 04/30/21	69,238,000	67,544,915
2.63%, 05/15/21	54,255,000	54,441,502
3.13%, 05/15/21	47,671,000	48,393,514
1.38%, 05/31/21	52,782,000	51,438,739
2.63%, 06/15/21	37,244,000	37,377,118
1.13%, 06/30/21	66,142,000	64,032,432
2.63%, 07/15/21	61,390,000	61,617,815
1.13%, 07/31/21	130,433,000	126,061,457
2.75%, 08/15/21	188,465,000	189,771,739
2.75%, 09/15/21	79,562,000	80,127,636
1.13%, 09/30/21	77,498,000	74,749,277
2.88%, 10/15/21	100,177,000	101,249,206
1.25%, 10/31/21	137,108,000	132,566,297
2.00%, 10/31/21	13,282,000	13,114,418
2.88%, 11/15/21	27,883,000	28,197,228
1.75%, 11/30/21	168,922,000	165,556,756
2.00%, 12/31/21	90,000,000	88,790,625
Total Treasuries
(Cost $4,232,245,925)		4,233,534,291
Security	Number of Shares	Value ($)
Other Investment Company 0.1% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.27% (a)	3,504,467	3,504,467
Total Other Investment Company
(Cost $3,504,467)		3,504,467
(a)	The rate shown is the 7-day yield.

Schwab Fixed-Income ETFs  |  Annual Report
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Schwab Short-Term U.S. Treasury ETF
Portfolio Holdings as of December 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Treasuries	$—	$4,233,534,291	$—	$4,233,534,291
Other Investment Company[1]	3,504,467	—	—	3,504,467
Total	$3,504,467	$4,233,534,291	$—	$4,237,038,758
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

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Schwab Short-Term U.S. Treasury ETF
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $4,235,750,392)		$4,237,038,758
Receivables:
Investments sold		175,460,937
Interest		21,237,076
Fund shares sold		4,983,209
Dividends	+	5,396
Total assets		4,438,725,376
Liabilities
Payables:
Investments bought		183,895,533
Investment adviser fees	+	199,977
Total liabilities		184,095,510
Net Assets
Total assets		4,438,725,376
Total liabilities	–	184,095,510
Net assets		$4,254,629,866
Net Assets by Source
Capital received from investors		4,274,695,617
Total distributable loss[1]		(20,065,751)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,254,629,866		85,300,000		$49.88

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).

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Schwab Short-Term U.S. Treasury ETF
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Dividends		$42,428
Interest	+	53,300,191
Total investment income		53,342,619
Expenses
Investment adviser fees		1,644,411
Total expenses	–	1,644,411
Net investment income		51,698,208
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(16,506,686)
Net realized gains on in-kind redemptions	+	158,873
Net realized losses		(16,347,813)
Net change in unrealized appreciation (depreciation) on investments	+	19,233,560
Net realized and unrealized gains		2,885,747
Increase in net assets resulting from operations		$54,583,955

Schwab Fixed-Income ETFs  |  Annual Report
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Schwab Short-Term U.S. Treasury ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$51,698,208	$20,456,466
Net realized losses		(16,347,813)	(4,201,781)
Net change in unrealized appreciation (depreciation)	+	19,233,560	(11,926,446)
Increase in net assets resulting from operations		54,583,955	4,328,239
Distributions to Shareholders1
Total distributions		($51,440,855)	($20,557,590)

Transactions in Fund Shares
		1/1/18-12/31/18		1/1/17-12/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		52,000,000	$2,581,262,926	23,100,000	$1,163,271,626
Shares redeemed	+	(10,300,000)	(511,174,627)	(7,550,000)	(379,735,412)
Net transactions in fund shares		41,700,000	$2,070,088,299	15,550,000	$783,536,214
Shares Outstanding and Net Assets
		1/1/18-12/31/18		1/1/17-12/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		43,600,000	$2,181,398,467	28,050,000	$1,414,091,604
Total increase	+	41,700,000	2,073,231,399	15,550,000	767,306,863
End of period[2]		85,300,000	$4,254,629,866	43,600,000	$2,181,398,467
[1]	For the period ended December 31, 2017, the fund distributed to shareholders $20,557,590 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include distributions in excess of net investment income of ($27,075) at December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

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Schwab Intermediate-Term U.S. Treasury ETF
Financial Statements
Financial Highlights
	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$53.35	$53.41	$53.55	$53.52	$52.08
Income (loss) from investment operations:
Net investment income (loss)	1.21 [1]	0.89 [1]	0.79 [1]	0.85 [1]	0.77
Net realized and unrealized gains (losses)	(0.55) [2]	(0.07)	(0.15)	0.02 [3]	1.44
Total from investment operations	0.66	0.82	0.64	0.87	2.21
Less distributions:
Distributions from net investment income	(1.12)	(0.88)	(0.78)	(0.84)	(0.77)
Net asset value at end of period	$52.89	$53.35	$53.41	$53.55	$53.52
Total return	1.28%	1.54%	1.16%	1.62%	4.27%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06%	0.06%	0.09% [4]	0.10% [5]	0.10%
Net investment income (loss)	2.34%	1.66%	1.44%	1.59%	1.43%
Portfolio turnover rate[6]	41%	30%	30%	32%	49%
Net assets, end of period (x 1,000)	$3,480,449	$1,165,708	$790,506	$441,747	$254,226

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of fund transactions in relation to fluctuating market values.
3
The per share amount does not accord with the change in aggregate gains and losses in securities on the Statement of Operations during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
4
Effective December 29, 2016, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/16 is a blended ratio.
5
Effective February 24, 2015, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/15 is a blended ratio.
6
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Intermediate-Term U.S. Treasury ETF
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description if available; if not the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Treasuries 99.5% of net assets
Bonds
7.25%, 08/15/22	2,515,000	2,927,175
7.63%, 11/15/22	1,196,000	1,420,881
7.13%, 02/15/23	6,766,000	7,982,162
6.25%, 08/15/23	6,661,000	7,741,461
7.50%, 11/15/24	6,059,000	7,682,149
7.63%, 02/15/25	2,360,000	3,032,139
6.88%, 08/15/25	3,501,000	4,410,645
6.00%, 02/15/26	5,832,000	7,117,660
6.75%, 08/15/26	3,836,000	4,933,081
6.50%, 11/15/26	3,958,000	5,045,677
6.63%, 02/15/27	3,793,000	4,898,822
6.38%, 08/15/27	2,709,000	3,482,176
6.13%, 11/15/27	6,859,000	8,717,226
5.50%, 08/15/28	5,716,000	7,063,056
5.25%, 11/15/28	5,685,000	6,926,373
Notes
1.50%, 01/31/22	33,265,000	32,322,925
1.88%, 01/31/22	39,517,000	38,822,365
2.00%, 02/15/22	57,851,000	57,051,029
1.75%, 02/28/22	24,965,000	24,426,692
1.88%, 02/28/22	45,231,000	44,420,906
1.75%, 03/31/22	23,046,000	22,534,667
1.88%, 03/31/22	33,195,000	32,580,374
1.75%, 04/30/22	22,577,000	22,059,316
1.88%, 04/30/22	31,795,000	31,193,876
1.75%, 05/15/22	19,137,000	18,693,336
1.75%, 05/31/22	26,669,000	26,042,383
1.88%, 05/31/22	22,589,000	22,149,573
1.75%, 06/30/22	24,639,000	24,048,049
2.13%, 06/30/22	21,187,000	20,940,370
1.88%, 07/31/22	21,750,000	21,303,955
2.00%, 07/31/22	21,732,000	21,379,279
1.63%, 08/15/22	23,483,000	22,789,518
1.63%, 08/31/22	32,087,000	31,131,911
1.88%, 08/31/22	19,234,000	18,826,780
1.75%, 09/30/22	29,170,000	28,406,566
1.88%, 09/30/22	21,296,000	20,837,637
1.88%, 10/31/22	17,893,000	17,497,397
2.00%, 10/31/22	21,302,000	20,928,383
1.63%, 11/15/22	27,696,000	26,820,222
2.00%, 11/30/22	47,794,000	46,935,202
2.13%, 12/31/22	46,039,000	45,401,468
1.75%, 01/31/23	18,020,000	17,502,629
2.38%, 01/31/23	33,309,000	33,162,623
2.00%, 02/15/23	42,319,000	41,506,508
1.50%, 02/28/23	19,235,000	18,484,384
2.63%, 02/28/23	27,537,000	27,682,753
1.50%, 03/31/23	20,262,000	19,455,082
2.50%, 03/31/23	26,796,000	26,804,897
1.63%, 04/30/23	18,020,000	17,381,205
2.75%, 04/30/23	31,599,000	31,931,653
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.75%, 05/15/23	37,652,000	36,495,966
1.63%, 05/31/23	33,308,000	32,097,983
2.75%, 05/31/23	29,009,000	29,330,252
1.38%, 06/30/23	9,392,000	8,944,596
2.63%, 06/30/23	61,139,000	61,470,966
1.25%, 07/31/23	38,791,000	36,697,650
2.75%, 07/31/23	60,846,000	61,504,373
2.50%, 08/15/23	31,675,000	31,676,237
1.38%, 08/31/23	20,565,000	19,549,612
2.75%, 08/31/23	29,828,000	30,167,643
1.38%, 09/30/23	9,370,000	8,896,380
2.88%, 09/30/23	33,684,000	34,236,628
1.63%, 10/31/23	17,495,000	16,796,225
2.88%, 10/31/23	45,160,000	45,917,665
2.75%, 11/15/23	52,206,000	52,794,337
2.13%, 11/30/23	31,899,000	31,330,799
2.88%, 11/30/23	86,745,000	88,269,814
2.25%, 12/31/23	26,878,000	26,544,125
2.63%, 12/31/23	24,500,000	24,630,635
2.25%, 01/31/24	20,839,000	20,573,628
2.75%, 02/15/24	61,347,000	62,022,775
2.13%, 02/29/24	22,492,000	22,065,882
2.13%, 03/31/24	21,196,000	20,783,258
2.00%, 04/30/24	21,760,000	21,191,350
2.50%, 05/15/24	53,368,000	53,285,655
2.00%, 05/31/24	24,140,000	23,493,595
2.00%, 06/30/24	24,567,000	23,895,726
2.13%, 07/31/24	21,308,000	20,850,211
2.38%, 08/15/24	51,144,000	50,690,496
1.88%, 08/31/24	23,275,000	22,467,194
2.13%, 09/30/24	21,275,000	20,795,481
2.25%, 10/31/24	19,141,000	18,826,594
2.25%, 11/15/24	56,090,000	55,141,290
2.13%, 11/30/24	21,325,000	20,820,197
2.25%, 12/31/24	18,958,000	18,631,049
2.50%, 01/31/25	24,621,000	24,531,076
2.00%, 02/15/25	49,431,000	47,832,216
2.75%, 02/28/25	22,803,000	23,039,492
2.63%, 03/31/25	19,284,000	19,345,392
2.88%, 04/30/25	26,486,000	26,952,092
2.13%, 05/15/25	53,619,000	52,194,745
2.88%, 05/31/25	33,095,000	33,673,516
2.75%, 06/30/25	22,349,000	22,579,038
2.88%, 07/31/25	39,569,000	40,271,504
2.00%, 08/15/25	72,440,000	69,857,910
2.75%, 08/31/25	42,440,000	42,864,400
3.00%, 09/30/25	30,194,000	30,974,798
3.00%, 10/31/25	32,374,000	33,218,127
2.25%, 11/15/25	63,978,000	62,583,479
2.88%, 11/30/25	65,952,000	67,147,380
2.63%, 12/31/25	20,600,000	20,650,695
1.63%, 02/15/26	53,427,000	50,027,290
1.63%, 05/15/26	62,683,000	58,552,288
1.50%, 08/15/26	49,105,000	45,301,302
2.00%, 11/15/26	49,947,000	47,693,532

Schwab Fixed-Income ETFs  |  Annual Report
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Schwab Intermediate-Term U.S. Treasury ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.25%, 02/15/27	51,160,000	49,693,147
2.38%, 05/15/27	47,193,000	46,218,723
2.25%, 08/15/27	44,077,000	42,668,602
2.75%, 02/15/28	48,811,000	49,075,075
2.88%, 05/15/28	93,763,000	95,222,553
2.88%, 08/15/28	83,634,000	84,944,048
3.13%, 11/15/28	61,815,000	64,129,441
Total Treasuries
(Cost $3,449,607,563)		3,460,964,724
Security	Number of Shares	Value ($)
Other Investment Company 0.1% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.27% (a)	3,844,608	3,844,608
Total Other Investment Company
(Cost $3,844,608)		3,844,608
(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Treasuries	$—	$3,460,964,724	$—	$3,460,964,724
Other Investment Company[1]	3,844,608	—	—	3,844,608
Total	$3,844,608	$3,460,964,724	$—	$3,464,809,332
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

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Schwab Intermediate-Term U.S. Treasury ETF
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $3,453,452,171)		$3,464,809,332
Receivables:
Investments sold		58,883,763
Fund shares sold		50,233,747
Interest		18,852,535
Dividends	+	5,870
Total assets		3,592,785,247
Liabilities
Payables:
Investments bought		112,170,619
Investment adviser fees	+	165,451
Total liabilities		112,336,070
Net Assets
Total assets		3,592,785,247
Total liabilities	–	112,336,070
Net assets		$3,480,449,177
Net Assets by Source
Capital received from investors		3,492,036,093
Total distributable loss[1]		(11,586,916)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$3,480,449,177		65,800,000		$52.89

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Intermediate-Term U.S. Treasury ETF
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Dividends		$33,985
Interest	+	53,646,623
Total investment income		53,680,608
Expenses
Investment adviser fees		1,344,067
Total expenses	–	1,344,067
Net investment income		52,336,541
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(18,749,401)
Net realized gains on in-kind redemptions	+	439,240
Net realized losses		(18,310,161)
Net change in unrealized appreciation (depreciation) on investments	+	32,708,262
Net realized and unrealized gains		14,398,101
Increase in net assets resulting from operations		$66,734,642

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab Intermediate-Term U.S. Treasury ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$52,336,541	$16,436,695
Net realized losses		(18,310,161)	(1,961,408)
Net change in unrealized appreciation (depreciation)	+	32,708,262	(2,252,440)
Increase in net assets resulting from operations		66,734,642	12,222,847
Distributions to Shareholders1
Total distributions		($52,237,145)	($16,446,695)

Transactions in Fund Shares
		1/1/18-12/31/18		1/1/17-12/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		49,550,000	$2,591,430,842	8,450,000	$454,993,243
Shares redeemed	+	(5,600,000)	(291,186,748)	(1,400,000)	(75,567,594)
Net transactions in fund shares		43,950,000	$2,300,244,094	7,050,000	$379,425,649
Shares Outstanding and Net Assets
		1/1/18-12/31/18		1/1/17-12/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		21,850,000	$1,165,707,586	14,800,000	$790,505,785
Total increase	+	43,950,000	2,314,741,591	7,050,000	375,201,801
End of period[2]		65,800,000	$3,480,449,177	21,850,000	$1,165,707,586
[1]	For the period ended December 31, 2017, the fund distributed to shareholders $16,446,695 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $25,741 at December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Financial Statements
Financial Highlights
	1/1/18– 12/31/18	1/1/17– 12/31/17	1/1/16– 12/31/16	1/1/15– 12/31/15	1/1/14– 12/31/14
Per-Share Data
Net asset value at beginning of period	$52.07	$51.55	$51.41	$52.20	$50.28
Income (loss) from investment operations:
Net investment income (loss)	1.35 [1]	1.18 [1]	1.06 [1]	1.00 [1]	1.00
Net realized and unrealized gains (losses)	(1.42)	0.59	0.23 [2]	(0.71)	1.98
Total from investment operations	(0.07)	1.77	1.29	0.29	2.98
Less distributions:
Distributions from net investment income	(1.41)	(1.25)	(1.15)	(1.08)	(1.06)
Net asset value at end of period	$50.59	$52.07	$51.55	$51.41	$52.20
Total return	(0.09%)	3.46%	2.49%	0.56%	5.97%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%	0.04%	0.05% [3]	0.05%	0.05%
Net investment income (loss)	2.67%	2.26%	2.01%	1.92%	1.96%
Portfolio turnover rate[4],[5]	71%	101%	119%	104% [6]	74%
Net assets, end of period (x 1,000)	$5,544,583	$4,925,693	$3,309,447	$2,102,482	$1,226,778

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not accord with the change in aggregate gains and losses in securities on the Statement of Operations during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3
Effective October 7, 2016, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/16 is a blended ratio.
4
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
5
Includes to-be-announced (TBA) transactions. (See financial note 2)
6
Revised methodology adopted as of December 31, 2015. For comparison purposes, portfolio turnover rate would have been 146% using previous methodology.

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description if available; if not the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Corporates 24.1% of net assets

Financial Institutions 7.8%
Banking 5.6%
American Express Co.
2.65%, 12/02/22	500,000	484,145
3.40%, 02/27/23 (a)	500,000	495,822
3.00%, 10/30/24 (a)	750,000	718,652
4.05%, 12/03/42	750,000	709,349
American Express Credit Corp.
2.20%, 03/03/20 (a)	500,000	494,709
2.38%, 05/26/20 (a)	1,000,000	989,716
2.60%, 09/14/20 (a)	500,000	495,005
2.25%, 05/05/21 (a)	1,000,000	978,905
3.30%, 05/03/27 (a)	750,000	729,113
Australia & New Zealand Banking Group Ltd.
2.30%, 06/01/21	1,000,000	976,275
2.63%, 05/19/22	1,000,000	974,925
2.63%, 11/09/22	750,000	728,734
Banco Bilbao Vizcaya Argentaria S.A.
3.00%, 10/20/20	250,000	246,631
Bank of America Corp.
5.63%, 07/01/20	3,750,000	3,877,511
5.88%, 01/05/21	800,000	842,181
2.63%, 04/19/21	1,250,000	1,233,407
5.00%, 05/13/21	3,250,000	3,374,726
2.33%, 10/01/21 (a)(b)	2,000,000	1,961,459
3.50%, 05/17/22 (a)(b)	250,000	250,122
2.50%, 10/21/22 (a)	2,250,000	2,167,530
3.30%, 01/11/23	2,900,000	2,857,689
3.12%, 01/20/23 (a)(b)	2,750,000	2,704,886
4.10%, 07/24/23	500,000	507,097
3.00%, 12/20/23 (a)(b)	500,000	486,274
3.95%, 04/21/25	500,000	484,868
3.88%, 08/01/25	2,500,000	2,475,292
3.25%, 10/21/27 (a)	1,000,000	926,689
3.71%, 04/24/28 (a)(b)	500,000	480,142
3.59%, 07/21/28 (a)(b)	250,000	237,338
3.42%, 12/20/28 (a)(b)	750,000	701,410
3.97%, 03/05/29 (a)(b)	1,000,000	973,145
6.11%, 01/29/37	250,000	275,532
4.24%, 04/24/38 (a)(b)	2,250,000	2,144,423
7.75%, 05/14/38	900,000	1,167,197
5.88%, 02/07/42	1,000,000	1,163,015
5.00%, 01/21/44	1,000,000	1,037,108
4.44%, 01/20/48 (a)(b)	750,000	722,473
Bank of Montreal
3.10%, 07/13/20	500,000	499,837
2.35%, 09/11/22	1,000,000	966,505
2.55%, 11/06/22 (a)	500,000	485,117
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Bank of New York Mellon Corp.
2.60%, 08/17/20 (a)	2,100,000	2,086,677
4.15%, 02/01/21	500,000	510,466
2.60%, 02/07/22 (a)	1,000,000	982,733
2.20%, 08/16/23 (a)	500,000	475,078
3.95%, 11/18/25 (a)	500,000	507,783
3.44%, 02/07/28 (a)(b)	500,000	488,383
3.00%, 10/30/28 (a)	500,000	459,797
Bank of Nova Scotia
2.15%, 07/14/20	1,000,000	986,182
2.50%, 01/08/21	500,000	493,859
2.45%, 03/22/21	500,000	491,587
2.70%, 03/07/22	500,000	489,311
Barclays Bank PLC
5.14%, 10/14/20	1,000,000	1,011,251
Barclays PLC
3.25%, 01/12/21	1,500,000	1,471,230
4.34%, 05/16/24 (a)(b)	500,000	486,600
3.65%, 03/16/25	1,000,000	924,255
4.97%, 05/16/29 (a)(b)	500,000	482,977
5.25%, 08/17/45	1,000,000	927,566
BB&T Corp.
2.45%, 01/15/20 (a)	250,000	248,336
3.20%, 09/03/21 (a)	750,000	749,796
3.95%, 03/22/22 (a)	100,000	101,354
BNP Paribas S.A.
2.38%, 05/21/20	1,000,000	989,282
5.00%, 01/15/21	200,000	207,015
3.25%, 03/03/23	350,000	344,130
4.25%, 10/15/24	300,000	296,973
BPCE S.A.
2.65%, 02/03/21	1,500,000	1,473,205
4.00%, 04/15/24	1,000,000	1,006,765
Branch Banking & Trust Co.
3.63%, 09/16/25 (a)	1,000,000	981,317
3.80%, 10/30/26 (a)	500,000	496,047
Capital One Financial Corp.
4.75%, 07/15/21	1,050,000	1,076,650
3.05%, 03/09/22 (a)	500,000	488,031
3.50%, 06/15/23	2,000,000	1,966,148
3.20%, 02/05/25 (a)	500,000	467,407
4.20%, 10/29/25 (a)	750,000	722,648
3.75%, 07/28/26 (a)	300,000	275,226
3.80%, 01/31/28 (a)	250,000	231,475
Capital One NA
2.35%, 01/31/20 (a)	250,000	246,895
2.25%, 09/13/21 (a)	1,250,000	1,206,577
Citigroup, Inc.
2.40%, 02/18/20	1,000,000	991,192
2.65%, 10/26/20	2,750,000	2,714,630
2.90%, 12/08/21 (a)	1,000,000	984,512
4.50%, 01/14/22	1,850,000	1,891,540
2.75%, 04/25/22 (a)	2,000,000	1,944,268

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.14%, 01/24/23 (a)(b)	2,750,000	2,703,139
2.88%, 07/24/23 (a)(b)	1,500,000	1,452,806
5.50%, 09/13/25	1,000,000	1,050,857
3.70%, 01/12/26	750,000	722,199
3.20%, 10/21/26 (a)	1,000,000	924,127
4.30%, 11/20/26	1,000,000	963,205
4.45%, 09/29/27	1,000,000	964,848
3.67%, 07/24/28 (a)(b)	3,750,000	3,546,379
3.88%, 01/24/39 (a)(b)	1,500,000	1,342,510
5.30%, 05/06/44	1,000,000	1,000,041
4.65%, 07/30/45	1,200,000	1,173,236
4.75%, 05/18/46	250,000	231,968
Citizens Bank NA
2.25%, 03/02/20 (a)	250,000	247,405
2.20%, 05/26/20 (a)	250,000	246,557
2.55%, 05/13/21 (a)	250,000	244,661
Cooperatieve Rabobank UA
2.50%, 01/19/21	750,000	737,208
3.88%, 02/08/22	1,500,000	1,517,234
4.63%, 12/01/23	450,000	456,766
3.38%, 05/21/25	500,000	490,621
4.38%, 08/04/25	250,000	245,887
5.25%, 05/24/41	750,000	827,818
5.25%, 08/04/45	750,000	776,140
Credit Suisse AG
3.63%, 09/09/24	300,000	294,581
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	1,250,000	1,236,884
3.13%, 12/10/20	750,000	743,010
3.45%, 04/16/21	2,250,000	2,243,137
3.80%, 09/15/22	500,000	496,777
3.75%, 03/26/25	2,500,000	2,387,155
4.55%, 04/17/26	250,000	247,901
Credit Suisse USA, Inc.
7.13%, 07/15/32	250,000	314,887
Deutsche Bank AG
3.13%, 01/13/21	2,000,000	1,936,555
3.30%, 11/16/22	500,000	463,788
3.95%, 02/27/23	1,500,000	1,413,683
Discover Bank
4.65%, 09/13/28 (a)	1,000,000	983,204
Discover Financial Services
3.85%, 11/21/22	1,500,000	1,490,933
Fifth Third Bancorp
8.25%, 03/01/38	600,000	797,579
Fifth Third Bank
3.85%, 03/15/26 (a)	500,000	493,011
Goldman Sachs Capital I
6.35%, 02/15/34	350,000	391,605
Goldman Sachs Group, Inc.
5.38%, 03/15/20	1,700,000	1,738,316
6.00%, 06/15/20	250,000	258,887
2.75%, 09/15/20 (a)	3,000,000	2,970,207
2.63%, 04/25/21 (a)	700,000	682,147
5.25%, 07/27/21	1,262,000	1,310,543
2.35%, 11/15/21 (a)	1,500,000	1,447,307
5.75%, 01/24/22	1,100,000	1,152,221
2.88%, 10/31/22 (a)(b)	1,000,000	971,599
3.63%, 01/22/23	1,000,000	985,183
3.85%, 07/08/24 (a)	650,000	635,886
3.50%, 01/23/25 (a)	1,000,000	948,675
4.25%, 10/21/25	1,000,000	958,459
5.95%, 01/15/27	265,000	279,491
3.85%, 01/26/27 (a)	2,250,000	2,118,619
3.69%, 06/05/28 (a)(b)	1,000,000	930,361
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.81%, 04/23/29 (a)(b)	500,000	467,351
6.45%, 05/01/36	500,000	558,006
6.75%, 10/01/37	1,500,000	1,696,743
4.41%, 04/23/39 (a)(b)	1,000,000	918,337
6.25%, 02/01/41	1,000,000	1,142,711
4.80%, 07/08/44 (a)	500,000	477,190
4.75%, 10/21/45 (a)	1,000,000	953,576
HSBC Bank USA NA
4.88%, 08/24/20	500,000	512,412
HSBC Holdings PLC
3.40%, 03/08/21	250,000	249,429
5.10%, 04/05/21	850,000	879,274
2.95%, 05/25/21	1,000,000	987,453
4.25%, 03/14/24	1,200,000	1,192,268
4.30%, 03/08/26	1,850,000	1,826,544
3.90%, 05/25/26	2,200,000	2,110,053
4.29%, 09/12/26 (a)(b)	500,000	492,914
4.58%, 06/19/29 (a)(b)	1,500,000	1,488,552
6.50%, 05/02/36	500,000	570,458
6.50%, 09/15/37	500,000	568,281
6.80%, 06/01/38	750,000	888,245
5.25%, 03/14/44	595,000	591,800
HSBC USA, Inc.
2.75%, 08/07/20	2,500,000	2,473,371
5.00%, 09/27/20	400,000	408,585
Huntington National Bank
2.40%, 04/01/20 (a)	1,000,000	989,696
3.55%, 10/06/23 (a)	500,000	498,684
ING Groep N.V.
3.15%, 03/29/22	3,000,000	2,951,968
JPMorgan Chase & Co.
4.95%, 03/25/20	1,000,000	1,021,344
4.25%, 10/15/20	500,000	509,140
2.55%, 10/29/20 (a)	2,500,000	2,472,863
4.63%, 05/10/21	6,250,000	6,434,184
2.30%, 08/15/21 (a)	2,000,000	1,952,021
4.35%, 08/15/21	2,250,000	2,303,334
3.20%, 01/25/23	1,291,000	1,272,911
3.38%, 05/01/23	2,000,000	1,957,432
3.88%, 02/01/24	1,200,000	1,203,894
3.80%, 07/23/24 (a)(b)	1,500,000	1,503,644
4.02%, 12/05/24 (a)(b)	350,000	353,019
3.13%, 01/23/25 (a)	1,000,000	953,484
3.30%, 04/01/26 (a)	3,575,000	3,407,836
2.95%, 10/01/26 (a)	500,000	462,236
4.13%, 12/15/26	250,000	244,329
3.78%, 02/01/28 (a)(b)	2,700,000	2,623,647
3.54%, 05/01/28 (a)(b)	1,750,000	1,670,205
4.20%, 07/23/29 (a)(b)	500,000	499,064
6.40%, 05/15/38	1,150,000	1,400,957
5.50%, 10/15/40	500,000	554,919
5.40%, 01/06/42 (c)	600,000	660,365
4.85%, 02/01/44	500,000	510,281
4.26%, 02/22/48 (a)(b)	500,000	466,149
4.03%, 07/24/48 (a)(b)	500,000	448,565
3.96%, 11/15/48 (a)(b)	1,000,000	887,330
3.90%, 01/23/49 (a)(b)	250,000	219,810
JPMorgan Chase Bank NA
3.09%, 04/26/21 (a)(b)	250,000	249,037
KeyCorp
2.90%, 09/15/20	400,000	397,203
4.10%, 04/30/28	1,750,000	1,754,066
Lloyds Bank PLC
6.38%, 01/21/21	500,000	528,262

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Lloyds Banking Group PLC
3.10%, 07/06/21	1,250,000	1,226,520
4.50%, 11/04/24	1,000,000	966,846
4.65%, 03/24/26	1,500,000	1,412,405
4.38%, 03/22/28	1,500,000	1,425,685
4.34%, 01/09/48	500,000	396,014
Mitsubishi UFJ Financial Group, Inc.
2.95%, 03/01/21	1,150,000	1,138,801
2.19%, 09/13/21	2,500,000	2,414,295
3.85%, 03/01/26	750,000	746,925
3.29%, 07/25/27	1,100,000	1,053,067
3.96%, 03/02/28	250,000	251,152
Mizuho Financial Group, Inc.
2.95%, 02/28/22	500,000	490,403
2.60%, 09/11/22	750,000	725,796
3.66%, 02/28/27	600,000	590,739
3.17%, 09/11/27	500,000	471,559
4.25%, 09/11/29 (a)(b)	500,000	507,794
Morgan Stanley
2.65%, 01/27/20	3,000,000	2,978,257
2.80%, 06/16/20	500,000	496,928
5.75%, 01/25/21	1,000,000	1,042,954
5.50%, 07/28/21	1,500,000	1,572,918
2.63%, 11/17/21	1,250,000	1,220,535
4.88%, 11/01/22	1,000,000	1,031,388
3.13%, 01/23/23	2,000,000	1,955,730
4.10%, 05/22/23	750,000	751,831
3.88%, 04/29/24	1,000,000	995,932
4.00%, 07/23/25	2,000,000	1,974,789
5.00%, 11/24/25	1,000,000	1,021,145
4.35%, 09/08/26	2,000,000	1,946,741
3.63%, 01/20/27	1,000,000	951,378
3.59%, 07/22/28 (a)(b)	2,000,000	1,893,063
3.77%, 01/24/29 (a)(b)	500,000	478,930
7.25%, 04/01/32	500,000	631,012
6.38%, 07/24/42	500,000	613,929
4.30%, 01/27/45	850,000	796,858
4.38%, 01/22/47	300,000	284,602
National Australia Bank Ltd.
2.50%, 05/22/22	1,000,000	971,040
3.00%, 01/20/23	250,000	245,260
2.88%, 04/12/23	500,000	484,894
3.38%, 01/14/26	1,000,000	976,808
PNC Bank NA
2.60%, 07/21/20 (a)	250,000	247,863
2.45%, 11/05/20 (a)	250,000	247,002
2.15%, 04/29/21 (a)	500,000	488,199
2.55%, 12/09/21 (a)	750,000	731,998
2.95%, 01/30/23 (a)	1,000,000	974,474
3.50%, 06/08/23 (a)	250,000	250,645
3.80%, 07/25/23 (a)	1,000,000	1,004,143
3.10%, 10/25/27 (a)	300,000	286,495
4.05%, 07/26/28	1,000,000	1,005,723
Regions Bank
6.45%, 06/26/37	250,000	293,185
Regions Financial Corp.
3.20%, 02/08/21 (a)	800,000	795,339
2.75%, 08/14/22 (a)	1,750,000	1,689,800
Royal Bank of Canada
2.50%, 01/19/21	500,000	494,414
2.75%, 02/01/22	1,500,000	1,476,649
3.70%, 10/05/23	250,000	251,166
Royal Bank of Scotland Group PLC
6.13%, 12/15/22	1,500,000	1,521,510
5.13%, 05/28/24	1,000,000	970,692
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.80%, 04/05/26	800,000	782,112
4.89%, 05/18/29 (a)(b)	1,000,000	956,310
Santander Holdings USA, Inc.
3.70%, 03/28/22 (a)	1,500,000	1,474,256
4.50%, 07/17/25 (a)	750,000	743,620
4.40%, 07/13/27 (a)	1,000,000	947,867
Santander UK Group Holdings PLC
3.37%, 01/05/24 (a)(b)	3,750,000	3,561,379
State Street Corp.
3.55%, 08/18/25	500,000	499,277
2.65%, 05/19/26	750,000	702,960
Sumitomo Mitsui Banking Corp.
2.45%, 01/16/20	585,000	580,433
3.40%, 07/11/24	500,000	494,320
Sumitomo Mitsui Financial Group, Inc.
2.93%, 03/09/21	3,000,000	2,969,355
2.85%, 01/11/22	500,000	491,023
3.10%, 01/17/23	1,000,000	981,498
3.94%, 10/16/23	250,000	254,560
2.63%, 07/14/26	1,350,000	1,235,826
3.01%, 10/19/26	1,000,000	938,983
3.94%, 07/19/28	250,000	250,130
4.31%, 10/16/28	150,000	154,326
SunTrust Bank
2.45%, 08/01/22 (a)	500,000	482,438
3.69%, 08/02/24 (a)(b)	500,000	498,329
SunTrust Banks, Inc.
4.00%, 05/01/25 (a)	1,000,000	1,004,029
Svenska Handelsbanken AB
2.40%, 10/01/20	800,000	787,887
2.45%, 03/30/21	500,000	490,337
3.35%, 05/24/21	500,000	499,899
Synchrony Bank
3.00%, 06/15/22 (a)	750,000	701,385
Synchrony Financial
3.95%, 12/01/27 (a)	1,000,000	843,802
Synovus Financial Corp.
3.13%, 11/01/22 (a)	750,000	708,742
Toronto-Dominion Bank
2.50%, 12/14/20	1,500,000	1,485,634
3.50%, 07/19/23	2,000,000	2,015,029
UBS AG
4.88%, 08/04/20	1,000,000	1,023,381
US Bancorp
3.00%, 03/15/22 (a)	600,000	596,509
2.95%, 07/15/22 (a)	1,500,000	1,480,328
3.60%, 09/11/24 (a)	1,000,000	995,957
3.15%, 04/27/27 (a)	500,000	479,507
3.90%, 04/26/28 (a)	1,250,000	1,266,702
US Bank NA
2.00%, 01/24/20 (a)	500,000	495,408
2.80%, 01/27/25 (a)	500,000	480,830
Wachovia Corp.
5.50%, 08/01/35	750,000	809,596
Wells Fargo & Co.
2.15%, 01/30/20	1,000,000	989,282
2.60%, 07/22/20	1,250,000	1,238,164
2.55%, 12/07/20	750,000	739,638
2.50%, 03/04/21	250,000	245,970
4.60%, 04/01/21	1,100,000	1,126,780
2.10%, 07/26/21	2,500,000	2,422,843
3.50%, 03/08/22	500,000	498,559
2.63%, 07/22/22	1,750,000	1,688,305
3.07%, 01/24/23 (a)	1,000,000	974,475

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.45%, 02/13/23	500,000	489,973
3.00%, 04/22/26	1,000,000	932,741
4.10%, 06/03/26	2,000,000	1,954,913
3.00%, 10/23/26	1,000,000	926,675
4.30%, 07/22/27	1,000,000	985,406
5.38%, 02/07/35	1,000,000	1,100,704
5.38%, 11/02/43	400,000	418,299
5.61%, 01/15/44	500,000	543,385
4.65%, 11/04/44	1,250,000	1,179,332
3.90%, 05/01/45	500,000	459,882
4.40%, 06/14/46	500,000	459,710
4.75%, 12/07/46	1,000,000	965,038
Wells Fargo Bank NA
2.60%, 01/15/21	250,000	246,967
3.33%, 07/23/21 (a)(b)	500,000	499,625
3.63%, 10/22/21 (a)	250,000	251,579
Westpac Banking Corp.
2.60%, 11/23/20	500,000	493,757
2.00%, 08/19/21	500,000	484,211
2.50%, 06/28/22	250,000	242,432
2.75%, 01/11/23	1,250,000	1,213,671
3.65%, 05/15/23	250,000	251,654
2.85%, 05/13/26	600,000	558,186
2.70%, 08/19/26	250,000	230,543
3.35%, 03/08/27	250,000	240,821
3.40%, 01/25/28	500,000	482,446
		311,969,893
Brokerage/Asset Managers/Exchanges 0.2%
Ameriprise Financial, Inc.
3.70%, 10/15/24	475,000	475,167
2.88%, 09/15/26 (a)	250,000	233,027
BlackRock, Inc.
4.25%, 05/24/21	150,000	154,472
3.50%, 03/18/24	1,250,000	1,264,430
Brookfield Finance, Inc.
3.90%, 01/25/28 (a)	500,000	472,892
4.70%, 09/20/47 (a)	250,000	230,742
CME Group, Inc.
3.00%, 03/15/25 (a)	1,050,000	1,023,253
5.30%, 09/15/43 (a)	500,000	584,820
4.15%, 06/15/48 (a)	200,000	203,073
E*TRADE Financial Corp.
4.50%, 06/20/28 (a)	250,000	246,827
Intercontinental Exchange, Inc.
2.75%, 12/01/20 (a)	1,000,000	993,834
3.45%, 09/21/23 (a)	150,000	150,682
4.00%, 10/15/23	500,000	512,151
3.75%, 09/21/28 (a)	500,000	498,760
4.25%, 09/21/48 (a)	250,000	246,025
Invesco Finance PLC
3.75%, 01/15/26	650,000	634,769
Jefferies Group LLC
5.13%, 01/20/23	700,000	716,378
6.25%, 01/15/36	150,000	150,796
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
4.85%, 01/15/27	700,000	670,006
Legg Mason, Inc.
4.75%, 03/15/26	250,000	255,843
Nasdaq, Inc.
3.85%, 06/30/26 (a)	300,000	290,175
Nomura Holdings, Inc.
6.70%, 03/04/20 (c)	1,000,000	1,038,900
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Raymond James Financial, Inc.
3.63%, 09/15/26	200,000	188,787
4.95%, 07/15/46	850,000	819,645
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (a)	300,000	296,918
3.30%, 04/01/27 (a)	450,000	430,866
		12,783,238
Finance Companies 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.63%, 10/30/20	250,000	251,854
4.50%, 05/15/21	400,000	401,377
5.00%, 10/01/21	250,000	254,092
3.95%, 02/01/22 (a)	750,000	737,355
3.65%, 07/21/27 (a)	1,200,000	1,044,900
Air Lease Corp.
2.50%, 03/01/21	350,000	341,379
3.88%, 04/01/21 (a)	250,000	250,447
3.50%, 01/15/22	250,000	246,198
3.75%, 02/01/22 (a)	250,000	247,566
4.25%, 09/15/24 (a)	750,000	734,027
3.63%, 04/01/27 (a)	950,000	851,140
Aircastle Ltd.
5.13%, 03/15/21	250,000	254,203
5.50%, 02/15/22	250,000	255,964
5.00%, 04/01/23	250,000	251,220
4.40%, 09/25/23 (a)	250,000	246,140
4.13%, 05/01/24 (a)	150,000	141,714
GATX Corp.
4.55%, 11/07/28 (a)	200,000	197,626
5.20%, 03/15/44 (a)	250,000	255,270
GE Capital International Funding Co.
2.34%, 11/15/20	1,450,000	1,399,960
3.37%, 11/15/25	1,000,000	889,636
4.42%, 11/15/35	1,700,000	1,427,865
International Lease Finance Corp.
8.25%, 12/15/20	250,000	269,067
4.63%, 04/15/21	500,000	505,039
5.88%, 08/15/22	250,000	262,077
		11,716,116
Financial Other 0.0%
CME Group, Inc.
3.00%, 09/15/22	200,000	199,443
ORIX Corp.
2.90%, 07/18/22	500,000	488,793
		688,236
Insurance 1.2%
Aetna, Inc.
2.75%, 11/15/22 (a)	250,000	240,059
3.50%, 11/15/24 (a)	1,500,000	1,452,184
4.50%, 05/15/42 (a)	500,000	465,796
4.75%, 03/15/44 (a)	550,000	526,648
Aflac, Inc.
3.63%, 06/15/23	750,000	752,951
4.75%, 01/15/49 (a)	250,000	255,722
Allied World Assurance Co. Holdings Ltd.
4.35%, 10/29/25 (a)	500,000	493,622
Allstate Corp.
3.28%, 12/15/26 (a)	250,000	245,438
4.50%, 06/15/43	800,000	818,515
American Financial Group, Inc.
4.50%, 06/15/47 (a)	450,000	405,330

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
American International Group, Inc.
3.30%, 03/01/21 (a)	500,000	498,562
4.88%, 06/01/22	200,000	207,668
3.75%, 07/10/25 (a)	500,000	479,407
4.20%, 04/01/28 (a)	1,000,000	965,183
3.88%, 01/15/35 (a)	250,000	215,331
4.50%, 07/16/44 (a)	1,000,000	895,655
4.80%, 07/10/45 (a)	500,000	468,113
4.38%, 01/15/55 (a)	750,000	625,177
Anthem, Inc.
4.35%, 08/15/20	250,000	254,500
2.50%, 11/21/20	250,000	246,678
3.13%, 05/15/22	250,000	246,521
3.30%, 01/15/23	750,000	738,669
3.50%, 08/15/24 (a)	250,000	245,528
4.63%, 05/15/42	750,000	725,464
4.65%, 01/15/43	500,000	487,435
4.65%, 08/15/44 (a)	750,000	723,918
4.38%, 12/01/47 (a)	250,000	233,433
Aon Corp.
8.21%, 01/01/27	100,000	117,250
Aon PLC
4.00%, 11/27/23 (a)	500,000	506,548
3.50%, 06/14/24 (a)	500,000	488,838
3.88%, 12/15/25 (a)	1,500,000	1,482,446
4.75%, 05/15/45 (a)	250,000	246,217
Assurant, Inc.
6.75%, 02/15/34	151,000	171,018
AXA Equitable Holdings, Inc.
4.35%, 04/20/28 (a)(d)	250,000	236,695
5.00%, 04/20/48 (a)(d)	500,000	445,120
Berkshire Hathaway Finance Corp.
4.25%, 01/15/21	300,000	307,803
5.75%, 01/15/40	100,000	119,764
4.30%, 05/15/43	350,000	356,273
4.20%, 08/15/48 (a)	250,000	248,510
Berkshire Hathaway, Inc.
3.00%, 02/11/23	250,000	247,861
2.75%, 03/15/23 (a)	950,000	933,141
3.13%, 03/15/26 (a)	2,000,000	1,940,336
Brighthouse Financial, Inc.
3.70%, 06/22/27 (a)	500,000	423,228
4.70%, 06/22/47 (a)	200,000	149,435
Chubb Corp.
6.00%, 05/11/37	250,000	303,297
Chubb INA Holdings, Inc.
2.88%, 11/03/22 (a)	1,000,000	992,068
2.70%, 03/13/23	750,000	733,333
3.15%, 03/15/25	1,000,000	978,520
3.35%, 05/03/26 (a)	750,000	734,375
4.35%, 11/03/45 (a)	1,750,000	1,805,885
Cigna Corp.
3.20%, 09/17/20 (d)	750,000	747,225
3.75%, 07/15/23 (a)	750,000	748,275
4.13%, 11/15/25 (a)(d)	500,000	500,037
4.38%, 10/15/28 (a)	1,000,000	1,007,528
4.80%, 08/15/38 (a)(d)	500,000	492,600
4.90%, 12/15/48 (a)	1,000,000	982,193
Cigna Holding Co.
4.00%, 02/15/22 (a)	400,000	404,366
3.05%, 10/15/27 (a)	300,000	274,939
3.88%, 10/15/47 (a)	250,000	209,584
Hartford Financial Services Group, Inc.
5.13%, 04/15/22	1,000,000	1,049,065
5.95%, 10/15/36	300,000	340,961
Security Rate, Maturity Date	Face Amount ($)	Value ($)
6.10%, 10/01/41	350,000	404,584
4.40%, 03/15/48 (a)	800,000	749,102
Humana, Inc.
3.85%, 10/01/24 (a)	750,000	750,350
4.95%, 10/01/44 (a)	250,000	257,730
4.80%, 03/15/47 (a)	250,000	251,153
Lincoln National Corp.
4.00%, 09/01/23	500,000	510,251
3.80%, 03/01/28 (a)	750,000	728,792
Loews Corp.
3.75%, 04/01/26 (a)	250,000	247,997
Manulife Financial Corp.
4.15%, 03/04/26	350,000	353,823
Marsh & McLennan Cos., Inc.
3.50%, 06/03/24 (a)	500,000	493,119
3.75%, 03/14/26 (a)	250,000	247,436
MetLife, Inc.
4.75%, 02/08/21	258,000	266,291
3.60%, 04/10/24	1,315,000	1,325,004
5.70%, 06/15/35	500,000	564,187
6.40%, 12/15/36 (a)	1,000,000	1,018,360
5.88%, 02/06/41	250,000	294,970
4.60%, 05/13/46 (a)	250,000	250,320
Principal Financial Group, Inc.
4.63%, 09/15/42	100,000	96,990
4.35%, 05/15/43	250,000	232,764
Prudential Financial, Inc.
5.38%, 06/21/20	1,000,000	1,030,823
4.50%, 11/16/21	250,000	258,193
6.63%, 12/01/37	1,750,000	2,120,326
5.88%, 09/15/42 (a)(b)	1,000,000	1,011,250
5.63%, 06/15/43 (a)(b)	700,000	686,406
5.38%, 05/15/45 (a)(b)	750,000	704,700
The Progressive Corp.
4.00%, 03/01/29 (a)	500,000	515,040
3.70%, 01/26/45	300,000	275,293
Travelers Cos., Inc.
6.25%, 06/15/37	750,000	936,108
4.60%, 08/01/43	200,000	207,835
4.00%, 05/30/47 (a)	150,000	144,346
UnitedHealth Group, Inc.
2.70%, 07/15/20	1,000,000	996,649
1.95%, 10/15/20	250,000	245,701
2.88%, 03/15/22 (a)	1,000,000	992,499
3.35%, 07/15/22	500,000	502,541
2.88%, 03/15/23	500,000	492,836
3.75%, 07/15/25	750,000	759,856
6.63%, 11/15/37	500,000	647,844
6.88%, 02/15/38	750,000	981,539
4.75%, 07/15/45	1,000,000	1,060,439
4.20%, 01/15/47 (a)	1,250,000	1,245,084
4.25%, 04/15/47 (a)	250,000	248,431
Unum Group
5.63%, 09/15/20	350,000	362,291
Voya Financial, Inc.
3.65%, 06/15/26	1,000,000	946,852
5.70%, 07/15/43	200,000	216,710
XLIT Ltd.
6.25%, 05/15/27	685,000	785,002
5.25%, 12/15/43	250,000	267,802
5.50%, 03/31/45	750,000	778,258
		63,102,118

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
REITs 0.6%
Alexandria Real Estate Equities, Inc.
4.30%, 01/15/26 (a)	250,000	250,340
AvalonBay Communities, Inc.
3.50%, 11/15/24 (a)	700,000	696,356
3.35%, 05/15/27 (a)	250,000	241,172
3.20%, 01/15/28 (a)	500,000	474,764
Boston Properties LP
3.85%, 02/01/23 (a)	1,000,000	1,002,665
3.13%, 09/01/23 (a)	500,000	483,568
3.80%, 02/01/24 (a)	100,000	99,742
4.50%, 12/01/28 (a)	250,000	256,111
Digital Realty Trust LP
5.88%, 02/01/20 (a)	250,000	255,115
5.25%, 03/15/21 (a)	1,000,000	1,033,093
Duke Realty LP
3.75%, 12/01/24 (a)	1,000,000	993,758
ERP Operating LP
4.75%, 07/15/20 (a)	50,000	50,972
3.38%, 06/01/25 (a)	250,000	245,854
2.85%, 11/01/26 (a)	750,000	705,666
3.25%, 08/01/27 (a)	250,000	239,705
4.50%, 06/01/45 (a)	250,000	251,550
Essex Portfolio LP
3.88%, 05/01/24 (a)	500,000	501,978
3.50%, 04/01/25 (a)	500,000	486,630
Federal Realty Investment Trust
4.50%, 12/01/44 (a)	850,000	846,210
Government Properties Income Trust
4.00%, 07/15/22 (a)	175,000	172,365
HCP, Inc.
2.63%, 02/01/20 (a)	300,000	297,941
4.25%, 11/15/23 (a)	1,000,000	1,002,568
3.40%, 02/01/25 (a)	300,000	284,289
Healthcare Trust of America Holdings LP
2.95%, 07/01/22 (a)	450,000	437,747
3.75%, 07/01/27 (a)	1,000,000	953,849
Hospitality Properties Trust
4.38%, 02/15/30 (a)	1,250,000	1,146,893
Host Hotels & Resorts LP
3.75%, 10/15/23 (a)	250,000	245,477
Kilroy Realty LP
3.80%, 01/15/23 (a)	250,000	249,177
4.38%, 10/01/25 (a)	1,000,000	1,004,918
4.25%, 08/15/29 (a)	200,000	195,689
Kimco Realty Corp.
3.20%, 05/01/21 (a)	250,000	248,653
3.40%, 11/01/22 (a)	600,000	591,106
2.80%, 10/01/26 (a)	1,000,000	900,985
Life Storage LP
3.88%, 12/15/27 (a)	1,000,000	953,418
Mid-America Apartments LP
3.75%, 06/15/24 (a)	250,000	247,944
4.20%, 06/15/28 (a)	350,000	352,132
National Retail Properties, Inc.
4.30%, 10/15/28 (a)	200,000	201,376
Omega Healthcare Investors, Inc.
4.95%, 04/01/24 (a)	1,100,000	1,117,558
Prologis LP
4.25%, 08/15/23 (a)	1,100,000	1,136,725
3.75%, 11/01/25 (a)	1,000,000	1,006,468
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Realty Income Corp.
3.88%, 07/15/24 (a)	1,150,000	1,153,288
3.00%, 01/15/27 (a)	1,500,000	1,397,068
3.65%, 01/15/28 (a)	1,000,000	970,922
Regency Centers LP
3.60%, 02/01/27 (a)	250,000	239,402
Senior Housing Properties Trust
4.75%, 02/15/28 (a)	750,000	708,863
Simon Property Group LP
4.38%, 03/01/21 (a)	1,000,000	1,021,429
3.38%, 03/15/22 (a)	500,000	500,913
3.30%, 01/15/26 (a)	250,000	241,195
3.38%, 06/15/27 (a)	750,000	717,601
6.75%, 02/01/40 (a)	150,000	191,372
SL Green Operating Partnership LP
3.25%, 10/15/22 (a)	250,000	241,762
UDR, Inc.
4.40%, 01/26/29 (a)	150,000	151,590
Ventas Realty LP
3.75%, 05/01/24 (a)	150,000	148,717
4.00%, 03/01/28 (a)	1,000,000	971,000
Ventas Realty LP/Ventas Capital Corp.
2.70%, 04/01/20 (a)	250,000	247,947
VEREIT Operating Partnership LP
3.95%, 08/15/27 (a)	750,000	697,511
Vornado Realty LP
5.00%, 01/15/22 (a)	500,000	516,302
Welltower, Inc.
6.13%, 04/15/20	500,000	515,936
3.75%, 03/15/23 (a)	750,000	749,363
4.50%, 01/15/24 (a)	400,000	410,627
6.50%, 03/15/41 (a)	150,000	175,725
WP Carey, Inc.
4.00%, 02/01/25 (a)	400,000	389,722
		34,220,782
		434,480,383

Industrial 14.5%
Basic Industry 0.7%
Airgas, Inc.
3.65%, 07/15/24 (a)	500,000	504,117
ArcelorMittal
6.25%, 02/25/22 (e)(f)	1,000,000	1,057,709
Barrick North America Finance LLC
5.70%, 05/30/41	550,000	580,990
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	500,000	534,280
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	250,000	239,168
5.00%, 09/30/43	1,050,000	1,148,708
Dow Chemical Co.
4.13%, 11/15/21 (a)	1,000,000	1,018,222
3.00%, 11/15/22 (a)	1,000,000	970,868
3.50%, 10/01/24 (a)	250,000	241,542
7.38%, 11/01/29	750,000	916,150
4.25%, 10/01/34 (a)	500,000	459,475
5.25%, 11/15/41 (a)	200,000	200,227
4.38%, 11/15/42 (a)	250,000	220,158
4.63%, 10/01/44 (a)	250,000	227,977
5.55%, 11/30/48 (a)(d)	450,000	457,939

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
DowDuPont, Inc.
3.77%, 11/15/20	750,000	757,530
4.21%, 11/15/23 (a)	500,000	511,626
4.49%, 11/15/25 (a)	500,000	515,530
4.73%, 11/15/28 (a)	500,000	517,196
5.32%, 11/15/38 (a)	500,000	516,405
5.42%, 11/15/48 (a)	500,000	521,411
Eastman Chemical Co.
2.70%, 01/15/20 (a)	265,000	263,113
3.60%, 08/15/22 (a)	549,000	550,146
4.80%, 09/01/42 (a)	250,000	231,169
4.65%, 10/15/44 (a)	250,000	224,330
Ecolab, Inc.
2.25%, 01/12/20	250,000	248,439
4.35%, 12/08/21	163,000	167,580
2.38%, 08/10/22 (a)	200,000	193,116
3.25%, 12/01/27 (a)	1,000,000	967,094
Fibria Overseas Finance Ltd.
5.25%, 05/12/24	200,000	203,580
5.50%, 01/17/27	200,000	201,250
Georgia-Pacific LLC
8.00%, 01/15/24	250,000	300,342
Goldcorp, Inc.
3.70%, 03/15/23 (a)	800,000	793,245
International Flavors & Fragrances, Inc.
4.45%, 09/26/28 (a)	250,000	254,175
5.00%, 09/26/48 (a)	500,000	499,939
International Paper Co.
4.75%, 02/15/22 (a)	325,000	339,273
3.65%, 06/15/24 (a)	200,000	201,039
3.00%, 02/15/27 (a)	250,000	227,971
4.80%, 06/15/44 (a)	600,000	539,847
4.40%, 08/15/47 (a)	150,000	126,635
4.35%, 08/15/48 (a)	1,100,000	944,777
Kinross Gold Corp.
5.95%, 03/15/24 (a)	250,000	250,000
4.50%, 07/15/27 (a)	250,000	216,563
LYB International Finance BV
4.00%, 07/15/23	150,000	150,874
5.25%, 07/15/43	250,000	239,138
4.88%, 03/15/44 (a)	150,000	136,688
LYB International Finance II BV
3.50%, 03/02/27 (a)	250,000	227,977
LyondellBasell Industries NV
6.00%, 11/15/21 (a)	250,000	264,415
5.75%, 04/15/24 (a)	250,000	267,845
4.63%, 02/26/55 (a)	500,000	422,788
Mosaic Co.
3.25%, 11/15/22 (a)	500,000	488,675
4.25%, 11/15/23 (a)	250,000	251,543
4.05%, 11/15/27 (a)	750,000	712,627
Newmont Mining Corp.
3.50%, 03/15/22 (a)	500,000	495,138
6.25%, 10/01/39	150,000	164,560
4.88%, 03/15/42 (a)	500,000	473,814
Nucor Corp.
4.13%, 09/15/22 (a)	500,000	516,473
5.20%, 08/01/43 (a)	300,000	318,599
Nutrien Ltd.
4.13%, 03/15/35 (a)	1,250,000	1,141,235
5.88%, 12/01/36	100,000	107,918
5.25%, 01/15/45 (a)	250,000	251,466
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Packaging Corp. of America
3.90%, 06/15/22 (a)	1,000,000	1,010,403
3.65%, 09/15/24 (a)	500,000	491,954
PPG Industries, Inc.
3.20%, 03/15/23 (a)	350,000	346,865
Praxair, Inc.
2.65%, 02/05/25 (a)	500,000	473,511
3.20%, 01/30/26 (a)	1,000,000	976,861
Rio Tinto Alcan, Inc.
7.25%, 03/15/31	381,000	490,941
Rio Tinto Finance USA Ltd.
5.20%, 11/02/40	500,000	552,111
Rio Tinto Finance USA PLC
4.75%, 03/22/42 (a)	500,000	520,472
RPM International, Inc.
4.25%, 01/15/48 (a)	750,000	640,926
Sherwin-Williams Co.
2.25%, 05/15/20	250,000	246,254
4.20%, 01/15/22 (a)	250,000	253,416
2.75%, 06/01/22 (a)	250,000	242,197
3.45%, 06/01/27 (a)	300,000	280,152
4.50%, 06/01/47 (a)	1,000,000	905,212
Southern Copper Corp.
5.38%, 04/16/20	500,000	511,205
7.50%, 07/27/35	250,000	293,125
6.75%, 04/16/40	150,000	166,117
5.25%, 11/08/42	750,000	715,176
Vale Overseas Ltd.
4.38%, 01/11/22	94,000	95,880
6.25%, 08/10/26	1,500,000	1,623,750
6.88%, 11/21/36	48,000	55,128
6.88%, 11/10/39	750,000	870,000
Westlake Chemical Corp.
3.60%, 08/15/26 (a)	200,000	183,676
5.00%, 08/15/46 (a)	200,000	183,269
4.38%, 11/15/47 (a)	100,000	84,118
WestRock RKT Co.
4.90%, 03/01/22	200,000	205,986
Weyerhaeuser Co.
4.63%, 09/15/23	350,000	363,554
7.38%, 03/15/32	600,000	735,338
WRKCo, Inc.
3.00%, 09/15/24 (a)(d)	250,000	235,818
3.75%, 03/15/25 (a)(d)	1,000,000	982,588
Yamana Gold, Inc.
4.95%, 07/15/24 (a)	250,000	244,767
		41,673,394
Capital Goods 1.2%
3M Co.
2.00%, 08/07/20	1,000,000	988,016
1.63%, 09/19/21 (a)	250,000	242,890
2.25%, 03/15/23 (a)	300,000	290,892
2.88%, 10/15/27 (a)	300,000	288,257
4.00%, 09/14/48 (a)	750,000	746,893
ABB Finance USA, Inc.
2.88%, 05/08/22	100,000	98,513
3.80%, 04/03/28 (a)	250,000	253,990
Allegion US Holding Co., Inc.
3.20%, 10/01/24 (a)	500,000	472,222
Bemis Co., Inc.
3.10%, 09/15/26 (a)	600,000	547,925

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Boeing Co.
1.88%, 06/15/23 (a)	100,000	94,837
2.60%, 10/30/25 (a)	500,000	474,819
3.45%, 11/01/28 (a)	750,000	742,709
5.88%, 02/15/40	350,000	436,215
3.65%, 03/01/47 (a)	500,000	464,151
Caterpillar Financial Services Corp.
3.15%, 09/07/21	1,500,000	1,504,528
2.55%, 11/29/22	1,250,000	1,214,820
Caterpillar, Inc.
3.40%, 05/15/24 (a)	1,000,000	1,004,962
6.05%, 08/15/36	150,000	180,811
5.20%, 05/27/41	500,000	554,819
3.80%, 08/15/42	250,000	233,112
CNH Industrial Capital LLC
4.20%, 01/15/24	750,000	741,860
CNH Industrial NV
4.50%, 08/15/23	200,000	201,480
3.85%, 11/15/27 (a)	150,000	136,535
Crane Co.
4.20%, 03/15/48 (a)	250,000	229,898
Deere & Co.
2.60%, 06/08/22 (a)	750,000	734,393
5.38%, 10/16/29	150,000	171,339
3.90%, 06/09/42 (a)	150,000	145,745
Dover Corp.
5.38%, 03/01/41 (a)	350,000	380,732
Eagle Materials, Inc.
4.50%, 08/01/26 (a)	750,000	745,828
Eaton Corp.
2.75%, 11/02/22	1,000,000	973,468
4.00%, 11/02/32	100,000	99,022
4.15%, 11/02/42	350,000	329,785
Embraer Netherlands Finance BV
5.40%, 02/01/27	250,000	259,065
Embraer Overseas Ltd.
5.70%, 09/16/23 (d)	250,000	261,565
Emerson Electric Co.
2.63%, 12/01/21 (a)	500,000	493,347
Fortive Corp.
3.15%, 06/15/26 (a)	750,000	708,470
4.30%, 06/15/46 (a)	500,000	468,652
General Dynamics Corp.
3.88%, 07/15/21 (a)	500,000	511,205
3.38%, 05/15/23 (a)	1,000,000	1,007,518
2.13%, 08/15/26 (a)	250,000	227,004
2.63%, 11/15/27 (a)	150,000	138,477
3.75%, 05/15/28 (a)	500,000	505,129
3.60%, 11/15/42 (a)	150,000	142,008
General Electric Co.
4.38%, 09/16/20	500,000	499,491
4.63%, 01/07/21	300,000	300,918
4.65%, 10/17/21	350,000	351,277
3.15%, 09/07/22	250,000	236,472
2.70%, 10/09/22	900,000	835,868
3.38%, 03/11/24	600,000	561,123
3.45%, 05/15/24 (a)	2,000,000	1,880,907
6.75%, 03/15/32	450,000	470,051
6.15%, 08/07/37	500,000	489,050
5.88%, 01/14/38	1,150,000	1,102,582
6.88%, 01/10/39	500,000	524,193
4.13%, 10/09/42	700,000	548,825
4.50%, 03/11/44	400,000	327,359
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Harris Corp.
4.40%, 06/15/28 (a)	600,000	598,427
Honeywell International, Inc.
1.85%, 11/01/21 (a)	250,000	241,706
3.35%, 12/01/23	250,000	252,998
2.50%, 11/01/26 (a)	1,750,000	1,638,536
Huntington Ingalls Industries, Inc.
3.48%, 12/01/27 (a)	250,000	233,483
Illinois Tool Works, Inc.
2.65%, 11/15/26 (a)	500,000	465,098
3.90%, 09/01/42 (a)	250,000	246,659
Ingersoll-Rand Global Holding Co., Ltd.
3.75%, 08/21/28 (a)	500,000	487,445
4.30%, 02/21/48 (a)	500,000	468,479
Ingersoll-Rand Luxembourg Finance S.A.
2.63%, 05/01/20 (a)	500,000	495,264
John Deere Capital Corp.
1.70%, 01/15/20	500,000	493,551
2.35%, 01/08/21	500,000	493,290
3.90%, 07/12/21	500,000	509,694
2.15%, 09/08/22	500,000	479,454
2.70%, 01/06/23	500,000	487,905
2.65%, 06/24/24	500,000	479,892
3.40%, 09/11/25	100,000	99,397
2.80%, 09/08/27	150,000	141,918
3.05%, 01/06/28	250,000	238,004
Johnson Controls International plc
3.63%, 07/02/24 (a)	500,000	493,314
3.90%, 02/14/26 (a)	500,000	491,108
6.00%, 01/15/36	500,000	560,090
4.63%, 07/02/44 (a)	200,000	189,833
5.13%, 09/14/45 (a)	500,000	501,036
4.50%, 02/15/47 (a)	50,000	46,438
L-3 Technologies, Inc.
4.95%, 02/15/21 (a)	500,000	511,879
3.85%, 12/15/26 (a)	500,000	484,847
Lockheed Martin Corp.
2.50%, 11/23/20 (a)	250,000	247,199
3.35%, 09/15/21	250,000	251,821
3.10%, 01/15/23 (a)	500,000	496,043
3.55%, 01/15/26 (a)	1,050,000	1,043,514
4.07%, 12/15/42	500,000	478,883
4.70%, 05/15/46 (a)	250,000	261,515
4.09%, 09/15/52 (a)	1,000,000	937,542
Masco Corp.
3.50%, 04/01/21 (a)	500,000	497,933
4.50%, 05/15/47 (a)	500,000	428,621
Northrop Grumman Corp.
2.08%, 10/15/20	1,000,000	981,124
3.50%, 03/15/21	500,000	504,098
3.20%, 02/01/27 (a)	500,000	469,669
3.25%, 01/15/28 (a)	250,000	233,699
4.75%, 06/01/43	750,000	760,940
3.85%, 04/15/45 (a)	750,000	664,767
4.03%, 10/15/47 (a)	200,000	182,646
Owens Corning
4.20%, 12/15/22 (a)	1,000,000	993,774
7.00%, 12/01/36	290,000	321,575
Parker-Hannifin Corp.
4.20%, 11/21/34 (a)	250,000	248,010
4.45%, 11/21/44 (a)	250,000	253,070
4.10%, 03/01/47 (a)	50,000	48,064
Precision Castparts Corp.
3.90%, 01/15/43 (a)	250,000	235,136

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Raytheon Co.
2.50%, 12/15/22 (a)	2,000,000	1,950,104
Republic Services, Inc.
3.55%, 06/01/22 (a)	500,000	502,456
2.90%, 07/01/26 (a)	1,000,000	944,799
3.38%, 11/15/27 (a)	500,000	479,874
Rockwell Collins, Inc.
2.80%, 03/15/22 (a)	1,100,000	1,069,992
3.20%, 03/15/24 (a)	250,000	241,038
4.35%, 04/15/47 (a)	250,000	230,887
Roper Technologies, Inc.
2.80%, 12/15/21 (a)	1,250,000	1,225,457
3.13%, 11/15/22 (a)	250,000	245,177
3.85%, 12/15/25 (a)	500,000	491,098
Stanley Black & Decker, Inc.
2.90%, 11/01/22	250,000	245,743
4.25%, 11/15/28 (a)	250,000	257,667
4.85%, 11/15/48 (a)	300,000	310,466
Textron, Inc.
3.88%, 03/01/25 (a)	250,000	244,019
United Technologies Corp.
3.35%, 08/16/21	250,000	249,479
1.95%, 11/01/21 (a)	500,000	480,302
2.30%, 05/04/22 (a)	1,750,000	1,680,172
3.10%, 06/01/22	250,000	245,007
2.80%, 05/04/24 (a)	400,000	377,499
3.13%, 05/04/27 (a)	250,000	231,326
4.13%, 11/16/28 (a)	1,250,000	1,240,865
6.05%, 06/01/36	500,000	570,774
6.13%, 07/15/38	400,000	459,654
5.70%, 04/15/40	1,000,000	1,100,822
4.50%, 06/01/42	500,000	474,038
4.05%, 05/04/47 (a)	1,000,000	884,832
Wabtec Corp.
4.70%, 09/15/28 (a)	750,000	704,735
Waste Connections, Inc.
4.25%, 12/01/28 (a)	150,000	153,585
Waste Management, Inc.
2.90%, 09/15/22 (a)	450,000	443,136
3.15%, 11/15/27 (a)	200,000	191,311
4.10%, 03/01/45 (a)	500,000	484,560
		69,356,284
Communications 2.2%
21st Century Fox America, Inc.
4.00%, 10/01/23	1,000,000	1,027,002
3.70%, 10/15/25 (a)	500,000	503,836
6.20%, 12/15/34	1,250,000	1,523,839
6.15%, 03/01/37	200,000	246,034
6.65%, 11/15/37	500,000	660,311
6.15%, 02/15/41	350,000	436,068
4.95%, 10/15/45 (a)	500,000	550,298
Activision Blizzard, Inc.
2.30%, 09/15/21 (a)	500,000	487,262
3.40%, 06/15/27 (a)	250,000	235,969
America Movil S.A.B. de C.V.
3.13%, 07/16/22	1,200,000	1,177,886
6.13%, 03/30/40	1,000,000	1,183,271
4.38%, 07/16/42	500,000	481,453
American Tower Corp.
5.05%, 09/01/20	250,000	256,092
2.25%, 01/15/22	250,000	239,425
3.50%, 01/31/23	1,500,000	1,475,545
5.00%, 02/15/24	200,000	207,120
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.38%, 10/15/26 (a)	250,000	232,970
3.55%, 07/15/27 (a)	500,000	469,904
AT&T, Inc.
2.45%, 06/30/20 (a)	2,000,000	1,974,689
3.20%, 03/01/22 (a)	750,000	740,393
3.00%, 06/30/22 (a)	1,750,000	1,708,088
3.95%, 01/15/25 (a)	250,000	244,788
3.40%, 05/15/25 (a)	1,000,000	942,980
4.25%, 03/01/27 (a)	2,450,000	2,401,067
4.10%, 02/15/28 (a)	2,283,000	2,199,394
4.50%, 05/15/35 (a)	1,000,000	900,311
5.25%, 03/01/37 (a)	250,000	246,267
6.35%, 03/15/40	300,000	322,661
6.00%, 08/15/40 (a)	1,000,000	1,013,327
5.35%, 09/01/40	525,000	511,631
5.15%, 03/15/42	725,000	679,453
4.30%, 12/15/42 (a)	750,000	639,092
4.35%, 06/15/45 (a)	2,000,000	1,696,316
4.75%, 05/15/46 (a)	2,000,000	1,782,220
5.65%, 02/15/47 (a)	500,000	501,070
5.45%, 03/01/47 (a)	500,000	490,081
4.50%, 03/09/48 (a)	150,000	128,841
4.55%, 03/09/49 (a)	259,000	223,797
5.15%, 02/15/50 (a)	1,000,000	929,855
5.30%, 08/15/58 (a)	250,000	232,568
British Telecommunications PLC
5.13%, 12/04/28 (a)	750,000	755,650
CBS Corp.
3.38%, 02/15/28 (a)	1,000,000	908,456
5.50%, 05/15/33	300,000	315,942
4.90%, 08/15/44 (a)	400,000	366,340
4.60%, 01/15/45 (a)	250,000	222,877
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	500,000	495,628
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (a)	500,000	499,648
4.46%, 07/23/22 (a)	800,000	808,314
4.91%, 07/23/25 (a)	1,500,000	1,493,608
3.75%, 02/15/28 (a)	750,000	679,741
4.20%, 03/15/28 (a)	250,000	235,941
6.38%, 10/23/35 (a)	500,000	514,527
5.38%, 04/01/38 (a)	750,000	700,296
6.48%, 10/23/45 (a)	1,250,000	1,289,022
5.38%, 05/01/47 (a)	500,000	454,649
Comcast Cable Communications Holdings, Inc.
9.46%, 11/15/22	250,000	303,888
Comcast Corp.
3.30%, 10/01/20	750,000	753,059
3.45%, 10/01/21	250,000	252,633
1.63%, 01/15/22 (a)	200,000	191,491
3.13%, 07/15/22	250,000	249,463
2.85%, 01/15/23	1,500,000	1,471,675
2.75%, 03/01/23 (a)	750,000	730,381
3.60%, 03/01/24	750,000	752,326
3.70%, 04/15/24 (a)	250,000	251,704
3.95%, 10/15/25 (a)	500,000	506,358
3.15%, 03/01/26 (a)	500,000	478,861
2.35%, 01/15/27 (a)	500,000	447,427
3.30%, 02/01/27 (a)	530,000	505,648
3.15%, 02/15/28 (a)	500,000	470,141
3.55%, 05/01/28 (a)	250,000	241,596
4.15%, 10/15/28 (a)	1,000,000	1,016,626
4.25%, 10/15/30 (a)	250,000	253,171
4.25%, 01/15/33	750,000	746,053
7.05%, 03/15/33	250,000	311,024

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.20%, 07/15/36 (a)	250,000	215,468
4.60%, 10/15/38 (a)	1,000,000	1,011,710
4.65%, 07/15/42	500,000	495,810
4.75%, 03/01/44	1,000,000	1,003,799
4.60%, 08/15/45 (a)	1,072,000	1,046,864
3.97%, 11/01/47 (a)	1,448,000	1,297,478
4.00%, 03/01/48 (a)	500,000	456,743
4.70%, 10/15/48 (a)	1,250,000	1,266,619
4.00%, 11/01/49 (a)	50,000	44,916
4.95%, 10/15/58 (a)	500,000	509,656
Crown Castle International Corp.
4.88%, 04/15/22	750,000	772,320
4.45%, 02/15/26 (a)	500,000	498,554
3.70%, 06/15/26 (a)	250,000	240,699
3.65%, 09/01/27 (a)	300,000	278,619
4.75%, 05/15/47 (a)	750,000	697,818
Deutsche Telekom International Finance BV
8.75%, 06/15/30 (f)	1,150,000	1,502,844
Discovery Communications LLC
2.80%, 06/15/20 (a)(d)	1,000,000	989,746
3.95%, 03/20/28 (a)	500,000	464,497
6.35%, 06/01/40	1,000,000	1,050,890
4.88%, 04/01/43	1,000,000	887,758
Electronic Arts, Inc.
3.70%, 03/01/21 (a)	300,000	302,269
4.80%, 03/01/26 (a)	500,000	516,769
Grupo Televisa S.A.B.
6.63%, 03/18/25	1,250,000	1,374,658
6.63%, 01/15/40	500,000	538,837
6.13%, 01/31/46 (a)	250,000	256,671
Interpublic Group of Cos., Inc.
3.75%, 02/15/23	1,000,000	980,268
Koninklijke KPN N.V.
8.38%, 10/01/30	250,000	324,274
Moody's Corp.
2.75%, 12/15/21 (a)	750,000	736,038
NBCUniversal Media LLC
4.38%, 04/01/21 (c)	750,000	768,980
5.95%, 04/01/41	1,000,000	1,149,997
Omnicom Group, Inc./Omnicom Capital, Inc.
4.45%, 08/15/20	1,000,000	1,017,471
3.63%, 05/01/22	500,000	493,463
3.65%, 11/01/24 (a)	250,000	242,455
3.60%, 04/15/26 (a)	500,000	479,290
Orange S.A.
4.13%, 09/14/21	250,000	255,154
9.00%, 03/01/31	500,000	692,249
5.38%, 01/13/42	250,000	262,810
5.50%, 02/06/44 (a)	500,000	536,502
Rogers Communications, Inc.
3.00%, 03/15/23 (a)	250,000	245,576
3.63%, 12/15/25 (a)	500,000	488,227
5.00%, 03/15/44 (a)	500,000	521,811
TCI Communications, Inc.
7.13%, 02/15/28	800,000	980,300
Telefonica Emisiones S.A.U.
5.13%, 04/27/20	300,000	306,289
5.46%, 02/16/21	200,000	207,373
4.57%, 04/27/23	150,000	154,225
4.10%, 03/08/27	500,000	481,123
7.05%, 06/20/36	900,000	1,028,243
4.67%, 03/06/38	250,000	226,838
5.21%, 03/08/47	500,000	459,314
Telefonica Europe BV
8.25%, 09/15/30	750,000	956,382
Security Rate, Maturity Date	Face Amount ($)	Value ($)
TELUS Corp.
3.70%, 09/15/27 (a)	250,000	245,115
Time Warner Cable LLC
5.00%, 02/01/20	680,000	689,717
4.13%, 02/15/21 (a)	500,000	502,272
6.55%, 05/01/37	500,000	514,494
7.30%, 07/01/38	250,000	271,739
5.88%, 11/15/40 (a)	1,000,000	957,924
5.50%, 09/01/41 (a)	250,000	228,527
Verizon Communications, Inc.
4.60%, 04/01/21	250,000	258,250
3.00%, 11/01/21 (a)	1,100,000	1,095,217
3.50%, 11/01/21	250,000	252,847
2.45%, 11/01/22 (a)	750,000	728,206
5.15%, 09/15/23	1,250,000	1,331,834
3.50%, 11/01/24 (a)	1,000,000	987,566
2.63%, 08/15/26	500,000	454,084
4.13%, 03/16/27	2,000,000	2,005,001
4.50%, 08/10/33	3,000,000	2,969,108
4.40%, 11/01/34 (a)	2,500,000	2,416,243
4.81%, 03/15/39	500,000	491,207
4.13%, 08/15/46	500,000	442,864
4.86%, 08/21/46	1,000,000	986,466
4.52%, 09/15/48	3,000,000	2,822,899
5.01%, 08/21/54	1,000,000	971,791
4.67%, 03/15/55	1,000,000	922,124
Viacom, Inc.
4.50%, 03/01/21	1,000,000	1,018,193
3.88%, 12/15/21	100,000	100,668
3.88%, 04/01/24 (a)	248,000	243,542
6.88%, 04/30/36	400,000	430,374
5.85%, 09/01/43 (a)	500,000	491,990
Vodafone Group PLC
2.50%, 09/26/22	500,000	480,329
2.95%, 02/19/23	1,100,000	1,060,037
4.38%, 05/30/28	1,500,000	1,457,872
5.00%, 05/30/38	250,000	234,961
4.38%, 02/19/43	500,000	426,964
5.25%, 05/30/48	1,000,000	942,235
Walt Disney Co.
2.35%, 12/01/22	1,250,000	1,214,686
3.00%, 02/13/26	800,000	770,994
1.85%, 07/30/26	200,000	177,677
4.13%, 12/01/41	1,250,000	1,244,343
Warner Media LLC
4.75%, 03/29/21	300,000	307,728
4.00%, 01/15/22	500,000	506,508
3.55%, 06/01/24 (a)	400,000	386,332
3.88%, 01/15/26 (a)	1,500,000	1,434,817
3.80%, 02/15/27 (a)	250,000	234,978
4.85%, 07/15/45 (a)	1,000,000	900,453
WPP Finance 2010
3.75%, 09/19/24	250,000	233,928
5.63%, 11/15/43	150,000	147,833
		120,286,939
Consumer Cyclical 1.7%
Alibaba Group Holding Ltd.
3.13%, 11/28/21 (a)	250,000	247,480
3.40%, 12/06/27 (a)	1,750,000	1,619,986
4.50%, 11/28/34 (a)	500,000	488,366
4.00%, 12/06/37 (a)	1,250,000	1,123,511
Amazon.com, Inc.
3.30%, 12/05/21 (a)	1,250,000	1,265,804
2.40%, 02/22/23 (a)	1,600,000	1,549,993

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.80%, 08/22/24 (a)	500,000	486,355
4.80%, 12/05/34 (a)	500,000	536,455
4.95%, 12/05/44 (a)	500,000	555,561
4.05%, 08/22/47 (a)	1,000,000	979,553
4.25%, 08/22/57 (a)	1,000,000	974,361
American Honda Finance Corp.
2.00%, 02/14/20	650,000	642,527
2.45%, 09/24/20	200,000	197,651
2.60%, 11/16/22	1,000,000	973,497
2.90%, 02/16/24	500,000	484,432
2.30%, 09/09/26	300,000	273,648
Aptiv Corp.
4.15%, 03/15/24 (a)	540,000	541,137
Aptiv PLC
4.40%, 10/01/46 (a)	500,000	438,053
Automatic Data Processing, Inc.
2.25%, 09/15/20 (a)	350,000	348,169
AutoNation, Inc.
3.80%, 11/15/27 (a)	500,000	446,562
AutoZone, Inc.
3.70%, 04/15/22 (a)	500,000	504,247
3.25%, 04/15/25 (a)	1,000,000	953,419
Booking Holdings, Inc.
2.75%, 03/15/23 (a)	250,000	240,193
3.60%, 06/01/26 (a)	395,000	384,378
Carnival Corp.
3.95%, 10/15/20	350,000	354,604
Costco Wholesale Corp.
2.75%, 05/18/24 (a)	500,000	486,694
3.00%, 05/18/27 (a)	1,750,000	1,689,867
Daimler Finance North America LLC
8.50%, 01/18/31	500,000	684,116
Darden Restaurants, Inc.
3.85%, 05/01/27 (a)	345,000	332,475
Dollar Tree, Inc.
3.70%, 05/15/23 (a)	500,000	492,060
DR Horton, Inc.
4.00%, 02/15/20	500,000	501,079
2.55%, 12/01/20	250,000	244,096
eBay, Inc.
2.15%, 06/05/20	400,000	395,070
3.80%, 03/09/22 (a)	500,000	502,448
3.60%, 06/05/27 (a)	1,250,000	1,168,552
Ford Motor Co.
7.45%, 07/16/31	750,000	774,844
7.40%, 11/01/46	250,000	258,246
5.29%, 12/08/46 (a)	250,000	205,921
Ford Motor Credit Co. LLC
3.16%, 08/04/20	300,000	294,091
3.47%, 04/05/21	600,000	583,463
5.88%, 08/02/21	1,750,000	1,795,813
3.22%, 01/09/22	200,000	187,946
4.14%, 02/15/23 (a)	1,000,000	951,394
4.69%, 06/09/25 (a)	1,000,000	928,697
4.13%, 08/04/25	1,500,000	1,353,070
3.82%, 11/02/27 (a)	500,000	422,618
General Motors Co.
4.88%, 10/02/23	1,100,000	1,103,645
4.00%, 04/01/25	400,000	374,384
5.00%, 04/01/35	500,000	426,253
5.15%, 04/01/38 (a)	550,000	471,248
6.25%, 10/02/43	750,000	705,142
5.20%, 04/01/45	300,000	249,438
6.75%, 04/01/46 (a)	200,000	194,211
Security Rate, Maturity Date	Face Amount ($)	Value ($)
General Motors Financial Co., Inc.
3.15%, 01/15/20 (a)	750,000	745,649
2.65%, 04/13/20	600,000	590,165
3.20%, 07/06/21 (a)	1,250,000	1,221,734
4.38%, 09/25/21	2,250,000	2,255,790
3.45%, 01/14/22 (a)	750,000	727,289
3.15%, 06/30/22 (a)	500,000	477,968
3.25%, 01/05/23 (a)	500,000	471,296
4.35%, 01/17/27 (a)	1,250,000	1,152,453
3.85%, 01/05/28 (a)	1,000,000	872,362
GLP Capital LP/GLP Financing II, Inc.
5.38%, 11/01/23 (a)	500,000	508,725
5.25%, 06/01/25 (a)	500,000	497,710
5.75%, 06/01/28 (a)	350,000	354,812
Harley-Davidson, Inc.
4.63%, 07/28/45 (a)	500,000	473,366
Home Depot, Inc.
2.00%, 04/01/21 (a)	800,000	784,450
4.40%, 04/01/21 (a)	250,000	257,544
2.63%, 06/01/22 (a)	750,000	742,496
3.75%, 02/15/24 (a)	500,000	511,583
2.13%, 09/15/26 (a)	250,000	225,274
5.88%, 12/16/36	1,700,000	2,046,058
5.95%, 04/01/41 (a)	500,000	614,765
4.20%, 04/01/43 (a)	250,000	246,286
4.88%, 02/15/44 (a)	1,500,000	1,604,495
Kohl's Corp.
3.25%, 02/01/23 (a)	1,000,000	979,050
4.25%, 07/17/25 (a)	750,000	741,126
Lear Corp.
5.25%, 01/15/25 (a)	1,000,000	1,028,179
Lowe's Cos., Inc.
3.12%, 04/15/22 (a)	500,000	491,775
3.38%, 09/15/25 (a)	1,250,000	1,187,947
3.10%, 05/03/27 (a)	500,000	457,694
6.50%, 03/15/29	251,000	289,031
4.65%, 04/15/42 (a)	150,000	142,119
4.38%, 09/15/45 (a)	150,000	135,202
3.70%, 04/15/46 (a)	250,000	204,695
4.05%, 05/03/47 (a)	500,000	432,853
Macy's Retail Holdings, Inc.
2.88%, 02/15/23 (a)	200,000	185,360
4.50%, 12/15/34 (a)	30,000	24,067
Marriott International, Inc.
3.13%, 10/15/21 (a)	200,000	198,542
3.75%, 03/15/25 (a)	1,250,000	1,206,865
4.65%, 12/01/28 (a)	150,000	150,090
Mastercard, Inc.
2.95%, 11/21/26 (a)	500,000	481,614
3.80%, 11/21/46 (a)	500,000	484,154
McDonald's Corp.
2.20%, 05/26/20 (a)	500,000	494,587
2.75%, 12/09/20 (a)	1,500,000	1,490,286
3.38%, 05/26/25 (a)	750,000	734,232
3.80%, 04/01/28 (a)	500,000	491,837
6.30%, 03/01/38	150,000	179,683
4.88%, 12/09/45 (a)	850,000	858,825
4.45%, 03/01/47 (a)	250,000	239,964
4.45%, 09/01/48 (a)	500,000	477,553
NIKE, Inc.
2.25%, 05/01/23 (a)	100,000	96,810
3.63%, 05/01/43 (a)	50,000	46,297
Nordstrom, Inc.
4.00%, 10/15/21 (a)	300,000	302,222
5.00%, 01/15/44 (a)	500,000	432,422

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
O'Reilly Automotive, Inc.
3.55%, 03/15/26 (a)	500,000	481,038
PACCAR Financial Corp.
3.15%, 08/09/21	750,000	751,929
QVC, Inc.
5.13%, 07/02/22	200,000	202,273
4.38%, 03/15/23	250,000	240,110
5.45%, 08/15/34 (a)	200,000	175,139
Ralph Lauren Corp.
3.75%, 09/15/25 (a)	200,000	198,402
Royal Caribbean Cruises Ltd.
3.70%, 03/15/28 (a)	250,000	231,628
Sands China Ltd.
4.60%, 08/08/23 (a)(d)	750,000	746,910
5.40%, 08/08/28 (a)(d)	500,000	483,778
Starbucks Corp.
2.10%, 02/04/21 (a)	500,000	487,960
2.70%, 06/15/22 (a)	500,000	490,436
3.85%, 10/01/23 (a)	300,000	304,944
4.00%, 11/15/28 (a)	250,000	248,477
3.75%, 12/01/47 (a)	500,000	415,738
Tapestry, Inc.
4.25%, 04/01/25 (a)	250,000	243,878
4.13%, 07/15/27 (a)	200,000	187,468
Target Corp.
3.50%, 07/01/24	500,000	503,709
4.00%, 07/01/42	500,000	472,577
3.63%, 04/15/46	300,000	263,333
3.90%, 11/15/47 (a)	500,000	459,538
Toyota Motor Corp.
3.42%, 07/20/23	250,000	250,234
Toyota Motor Credit Corp.
2.15%, 03/12/20	500,000	494,296
4.25%, 01/11/21	250,000	257,150
3.40%, 09/15/21	1,350,000	1,361,106
2.70%, 01/11/23	500,000	485,934
2.90%, 04/17/24	250,000	243,904
3.20%, 01/11/27	250,000	243,228
Visa, Inc.
2.20%, 12/14/20 (a)	1,000,000	989,417
2.15%, 09/15/22 (a)	500,000	484,221
3.15%, 12/14/25 (a)	250,000	245,900
4.15%, 12/14/35 (a)	1,500,000	1,554,095
4.30%, 12/14/45 (a)	750,000	776,964
Walgreen Co.
4.40%, 09/15/42	150,000	131,958
Walgreens Boots Alliance, Inc.
3.30%, 11/18/21 (a)	1,000,000	996,078
3.80%, 11/18/24 (a)	1,000,000	986,076
3.45%, 06/01/26 (a)	500,000	471,201
4.80%, 11/18/44 (a)	200,000	182,741
4.65%, 06/01/46 (a)	250,000	226,222
Walmart, Inc.
2.35%, 12/15/22 (a)	1,000,000	974,655
2.55%, 04/11/23 (a)	2,200,000	2,146,144
2.65%, 12/15/24 (a)	1,250,000	1,215,199
3.70%, 06/26/28 (a)	2,500,000	2,540,296
5.25%, 09/01/35	1,000,000	1,153,947
6.20%, 04/15/38	150,000	190,082
3.95%, 06/28/38 (a)	750,000	744,560
5.63%, 04/15/41	150,000	181,718
4.30%, 04/22/44 (a)	300,000	303,452
3.63%, 12/15/47 (a)	250,000	230,750
4.05%, 06/29/48 (a)	750,000	748,180
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Walt Disney Co.
4.38%, 08/16/41	500,000	506,879
Western Union Co.
4.25%, 06/09/23 (a)	750,000	755,378
		96,095,404
Consumer Non-Cyclical 3.9%
Abbott Laboratories
2.55%, 03/15/22	500,000	487,473
3.40%, 11/30/23 (a)	1,500,000	1,497,103
3.75%, 11/30/26 (a)	708,000	700,404
4.75%, 11/30/36 (a)	500,000	523,524
5.30%, 05/27/40	150,000	165,948
4.90%, 11/30/46 (a)	1,250,000	1,317,191
AbbVie, Inc.
2.50%, 05/14/20 (a)	1,000,000	990,838
2.90%, 11/06/22	500,000	486,952
3.20%, 11/06/22 (a)	300,000	295,786
2.85%, 05/14/23 (a)	1,450,000	1,398,609
3.60%, 05/14/25 (a)	150,000	144,080
4.25%, 11/14/28 (a)	1,250,000	1,215,911
4.50%, 05/14/35 (a)	1,500,000	1,391,571
4.30%, 05/14/36 (a)	1,500,000	1,342,203
4.40%, 11/06/42	500,000	441,247
4.70%, 05/14/45 (a)	250,000	228,176
4.88%, 11/14/48 (a)	300,000	280,961
Allergan Finance LLC
3.25%, 10/01/22 (a)	1,250,000	1,223,216
Allergan Funding SCS
3.45%, 03/15/22 (a)	1,000,000	984,780
3.85%, 06/15/24 (a)	500,000	493,748
4.55%, 03/15/35 (a)	690,000	656,371
4.85%, 06/15/44 (a)	500,000	473,770
4.75%, 03/15/45 (a)	168,000	160,062
Allergan, Inc.
2.80%, 03/15/23 (a)	1,150,000	1,102,647
Altria Group, Inc.
4.75%, 05/05/21	500,000	511,303
2.85%, 08/09/22	600,000	576,472
2.95%, 05/02/23	800,000	761,798
4.25%, 08/09/42	200,000	161,865
3.88%, 09/16/46 (a)	1,000,000	764,611
AmerisourceBergen Corp.
3.45%, 12/15/27 (a)	1,000,000	933,263
Amgen, Inc.
3.45%, 10/01/20	500,000	502,437
4.10%, 06/15/21 (a)	1,000,000	1,020,223
1.85%, 08/19/21 (a)	1,500,000	1,447,284
3.88%, 11/15/21 (a)	500,000	506,926
3.63%, 05/22/24 (a)	650,000	648,812
2.60%, 08/19/26 (a)	250,000	227,561
4.95%, 10/01/41	500,000	511,101
5.15%, 11/15/41 (a)	850,000	878,555
4.40%, 05/01/45 (a)	500,000	469,364
4.66%, 06/15/51 (a)	1,000,000	946,007
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
3.65%, 02/01/26 (a)	2,150,000	2,034,800
4.70%, 02/01/36 (a)	2,250,000	2,092,602
4.90%, 02/01/46 (a)	2,550,000	2,369,956
Anheuser-Busch InBev Finance, Inc.
2.65%, 02/01/21 (a)	1,832,000	1,802,483
3.30%, 02/01/23 (a)	1,850,000	1,800,541
3.70%, 02/01/24	1,950,000	1,913,117
3.65%, 02/01/26 (a)	500,000	471,747

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.63%, 02/01/44	500,000	446,368
4.90%, 02/01/46 (a)	200,000	186,147
Anheuser-Busch InBev Worldwide, Inc.
4.38%, 02/15/21	250,000	255,051
3.75%, 01/15/22	500,000	500,724
3.50%, 01/12/24 (a)	500,000	489,630
4.00%, 04/13/28 (a)	750,000	718,770
4.38%, 04/15/38 (a)	750,000	671,242
4.95%, 01/15/42	50,000	46,821
4.60%, 04/15/48 (a)	250,000	224,920
4.44%, 10/06/48 (a)	2,000,000	1,733,782
4.75%, 04/15/58 (a)	400,000	349,517
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (a)	900,000	835,494
4.02%, 04/16/43	200,000	188,956
Ascension Health
3.95%, 11/15/46	500,000	482,709
AstraZeneca PLC
2.38%, 11/16/20	750,000	737,261
2.38%, 06/12/22 (a)	500,000	480,007
6.45%, 09/15/37	1,650,000	1,973,505
4.00%, 09/18/42	150,000	134,144
BAT Capital Corp.
2.76%, 08/15/22 (a)	2,000,000	1,890,640
3.22%, 08/15/24 (a)	1,000,000	922,255
Baxalta, Inc.
4.00%, 06/23/25 (a)	300,000	293,712
5.25%, 06/23/45 (a)	298,000	303,131
Baxter International, Inc.
1.70%, 08/15/21 (a)	500,000	480,003
Baylor Scott & White Holdings
4.19%, 11/15/45 (a)	200,000	197,611
Becton Dickinson & Co.
3.25%, 11/12/20	650,000	646,358
2.89%, 06/06/22 (a)	750,000	726,975
3.73%, 12/15/24 (a)	1,000,000	967,268
3.70%, 06/06/27 (a)	200,000	189,505
4.69%, 12/15/44 (a)	400,000	375,749
4.67%, 06/06/47 (a)	500,000	472,074
Biogen, Inc.
2.90%, 09/15/20	750,000	744,721
4.05%, 09/15/25 (a)	1,000,000	996,887
5.20%, 09/15/45 (a)	500,000	518,126
Boston Scientific Corp.
6.00%, 01/15/20	650,000	666,589
4.13%, 10/01/23 (a)	100,000	101,517
3.85%, 05/15/25	250,000	246,283
4.00%, 03/01/28 (a)	250,000	243,118
7.00%, 11/15/35 (f)	150,000	188,072
Bristol-Myers Squibb Co.
3.25%, 02/27/27	250,000	244,217
3.25%, 08/01/42	100,000	87,149
4.50%, 03/01/44 (a)	600,000	630,894
Brown-Forman Corp.
4.00%, 04/15/38 (a)	750,000	749,982
Bunge Ltd. Finance Corp.
3.75%, 09/25/27 (a)	1,000,000	890,910
Campbell Soup Co.
2.50%, 08/02/22	350,000	331,777
4.15%, 03/15/28 (a)	1,000,000	932,735
Cardinal Health, Inc.
3.08%, 06/15/24 (a)	1,222,000	1,148,945
3.75%, 09/15/25 (a)	250,000	242,598
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.41%, 06/15/27 (a)	250,000	226,890
4.90%, 09/15/45 (a)	500,000	452,517
Catholic Health Initiatives
4.35%, 11/01/42	250,000	226,659
Celgene Corp.
2.88%, 08/15/20	1,000,000	993,402
3.55%, 08/15/22	1,000,000	989,848
3.63%, 05/15/24 (a)	700,000	683,540
3.45%, 11/15/27 (a)	500,000	455,848
3.90%, 02/20/28 (a)	250,000	234,937
5.25%, 08/15/43	250,000	241,310
5.00%, 08/15/45 (a)	250,000	231,989
4.35%, 11/15/47 (a)	750,000	633,980
4.55%, 02/20/48 (a)	500,000	434,932
Church & Dwight Co., Inc.
3.15%, 08/01/27 (a)	750,000	706,786
Cleveland Clinic Foundation
4.86%, 01/01/14	450,000	462,237
Clorox Co.
3.90%, 05/15/28 (a)	550,000	553,519
Coca-Cola Co.
1.88%, 10/27/20	100,000	98,313
3.30%, 09/01/21	750,000	759,837
2.20%, 05/25/22	250,000	243,109
2.50%, 04/01/23	250,000	244,146
Coca-Cola Femsa S.A.B. de C.V.
5.25%, 11/26/43	750,000	810,163
Colgate-Palmolive Co.
2.10%, 05/01/23	500,000	482,068
3.25%, 03/15/24	400,000	402,302
3.70%, 08/01/47 (a)	200,000	190,590
Conagra Brands, Inc.
3.80%, 10/22/21	250,000	250,253
3.20%, 01/25/23 (a)	783,000	760,558
4.30%, 05/01/24 (a)	250,000	248,784
4.85%, 11/01/28 (a)	250,000	246,318
5.30%, 11/01/38 (a)	250,000	236,941
5.40%, 11/01/48 (a)	250,000	231,058
Constellation Brands, Inc.
2.65%, 11/07/22 (a)	250,000	239,599
3.20%, 02/15/23 (a)	1,500,000	1,455,949
4.25%, 05/01/23	500,000	505,992
4.40%, 11/15/25 (a)	350,000	351,197
CVS Health Corp.
3.35%, 03/09/21	500,000	498,833
2.13%, 06/01/21 (a)	250,000	241,356
3.70%, 03/09/23 (a)	3,000,000	2,970,734
4.00%, 12/05/23 (a)	300,000	301,175
3.38%, 08/12/24 (a)	1,000,000	971,041
4.10%, 03/25/25 (a)	500,000	495,685
3.88%, 07/20/25 (a)	750,000	731,920
2.88%, 06/01/26 (a)	500,000	456,156
4.30%, 03/25/28 (a)	2,000,000	1,958,899
4.88%, 07/20/35 (a)	250,000	242,288
4.78%, 03/25/38 (a)	1,000,000	961,212
5.30%, 12/05/43 (a)	700,000	709,669
5.13%, 07/20/45 (a)	1,250,000	1,221,107
5.05%, 03/25/48 (a)	2,250,000	2,196,600
Dartmouth-Hitchcock Health
4.18%, 08/01/48 (a)	1,000,000	969,321
Diageo Capital PLC
3.88%, 05/18/28 (a)	450,000	458,674
5.88%, 09/30/36	1,000,000	1,209,340

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Eli Lilly & Co.
2.35%, 05/15/22	600,000	589,537
3.10%, 05/15/27 (a)	500,000	484,627
3.70%, 03/01/45 (a)	500,000	470,735
Estee Lauder Cos., Inc.
4.15%, 03/15/47 (a)	600,000	608,252
Express Scripts Holding Co.
3.05%, 11/30/22 (a)	500,000	484,341
3.00%, 07/15/23 (a)	500,000	481,742
3.40%, 03/01/27 (a)	500,000	464,639
4.80%, 07/15/46 (a)	1,000,000	962,255
Flowers Foods, Inc.
4.38%, 04/01/22 (a)	250,000	252,231
General Mills, Inc.
3.20%, 04/16/21	1,000,000	995,052
4.00%, 04/17/25 (a)	1,000,000	985,499
4.55%, 04/17/38 (a)	500,000	465,342
Genzyme Corp.
5.00%, 06/15/20	250,000	257,719
Gilead Sciences, Inc.
2.55%, 09/01/20	500,000	496,076
4.40%, 12/01/21 (a)	350,000	361,334
2.50%, 09/01/23 (a)	750,000	723,990
3.70%, 04/01/24 (a)	400,000	399,615
3.50%, 02/01/25 (a)	750,000	740,692
3.65%, 03/01/26 (a)	400,000	392,447
4.60%, 09/01/35 (a)	500,000	505,682
5.65%, 12/01/41 (a)	200,000	221,394
4.80%, 04/01/44 (a)	500,000	502,568
4.50%, 02/01/45 (a)	250,000	240,969
4.75%, 03/01/46 (a)	750,000	745,760
4.15%, 03/01/47 (a)	750,000	692,516
GlaxoSmithKline Capital PLC
3.13%, 05/14/21	350,000	350,560
2.85%, 05/08/22	150,000	148,251
GlaxoSmithKline Capital, Inc.
3.63%, 05/15/25	1,000,000	1,007,231
3.88%, 05/15/28	1,500,000	1,526,112
6.38%, 05/15/38	250,000	314,805
Hasbro, Inc.
6.35%, 03/15/40	450,000	468,789
5.10%, 05/15/44 (a)	100,000	90,764
Ingredion, Inc.
3.20%, 10/01/26 (a)	250,000	232,854
JM Smucker Co.
3.50%, 10/15/21	250,000	250,590
3.50%, 03/15/25	750,000	721,101
4.38%, 03/15/45	500,000	436,705
Johnson & Johnson
1.65%, 03/01/21 (a)	250,000	243,696
2.45%, 12/05/21	100,000	98,499
2.05%, 03/01/23 (a)	100,000	96,667
3.38%, 12/05/23	500,000	509,801
2.45%, 03/01/26 (a)	450,000	423,058
2.95%, 03/03/27 (a)	2,000,000	1,925,189
2.90%, 01/15/28 (a)	100,000	95,957
3.40%, 01/15/38 (a)	1,500,000	1,399,124
3.70%, 03/01/46 (a)	1,000,000	952,197
Kaiser Foundation Hospitals
3.15%, 05/01/27 (a)	1,250,000	1,202,967
Kellogg Co.
2.65%, 12/01/23	500,000	473,309
4.30%, 05/15/28 (a)	1,000,000	998,912
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Keurig Dr Pepper, Inc.
3.55%, 05/25/21 (d)	500,000	499,527
3.13%, 12/15/23 (a)	250,000	239,025
4.42%, 05/25/25 (a)(d)	1,000,000	996,746
4.60%, 05/25/28 (a)(d)	500,000	497,166
4.42%, 12/15/46 (a)	250,000	221,501
5.09%, 05/25/48 (a)(d)	250,000	238,620
Kimberly-Clark Corp.
6.63%, 08/01/37	100,000	132,036
5.30%, 03/01/41	1,000,000	1,151,814
Koninklijke Ahold Delhaize NV
5.70%, 10/01/40	73,000	79,238
Koninklijke Philips N.V.
6.88%, 03/11/38	150,000	195,474
5.00%, 03/15/42	200,000	216,097
Kraft Heinz Foods Co.
5.38%, 02/10/20	1,250,000	1,278,906
3.50%, 06/06/22	1,250,000	1,238,382
3.95%, 07/15/25 (a)	250,000	242,283
3.00%, 06/01/26 (a)	250,000	223,383
6.88%, 01/26/39	250,000	279,724
5.00%, 06/04/42	1,500,000	1,345,814
5.20%, 07/15/45 (a)	500,000	458,463
4.38%, 06/01/46 (a)	750,000	620,135
Kroger Co.
2.80%, 08/01/22 (a)	750,000	731,544
4.00%, 02/01/24 (a)	750,000	757,170
5.40%, 07/15/40 (a)	500,000	509,649
4.45%, 02/01/47 (a)	250,000	219,863
Laboratory Corp. of America Holdings
3.25%, 09/01/24 (a)	1,250,000	1,197,866
4.70%, 02/01/45 (a)	250,000	233,583
Mayo Clinic
4.13%, 11/15/52	250,000	252,157
McCormick & Co., Inc.
3.40%, 08/15/27 (a)	350,000	331,242
McKesson Corp.
2.70%, 12/15/22 (a)	750,000	723,513
3.80%, 03/15/24 (a)	500,000	495,271
3.95%, 02/16/28 (a)	1,000,000	960,984
Mead Johnson Nutrition Co.
3.00%, 11/15/20	500,000	498,672
4.13%, 11/15/25 (a)	300,000	308,035
4.60%, 06/01/44 (a)	350,000	359,968
Medtronic Global Holdings SCA
3.35%, 04/01/27 (a)	500,000	490,264
Medtronic, Inc.
2.50%, 03/15/20	1,850,000	1,840,852
4.13%, 03/15/21 (a)	100,000	102,128
3.15%, 03/15/22	1,300,000	1,296,999
3.63%, 03/15/24 (a)	200,000	202,054
3.50%, 03/15/25	1,425,000	1,420,548
4.38%, 03/15/35	2,000,000	2,051,243
4.63%, 03/15/45	750,000	788,149
Memorial Sloan-Kettering Cancer Center
4.20%, 07/01/55	250,000	251,711
Merck & Co., Inc.
1.85%, 02/10/20	100,000	99,121
3.88%, 01/15/21 (a)	1,600,000	1,633,257
2.80%, 05/18/23	1,250,000	1,233,924
2.75%, 02/10/25 (a)	2,100,000	2,033,209
3.70%, 02/10/45 (a)	500,000	481,399

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Molson Coors Brewing Co.
2.10%, 07/15/21 (a)	1,000,000	964,740
3.50%, 05/01/22	200,000	198,958
3.00%, 07/15/26 (a)	500,000	446,030
5.00%, 05/01/42	500,000	472,214
4.20%, 07/15/46 (a)	500,000	416,968
Mondelez International, Inc.
3.63%, 05/07/23 (a)	1,000,000	1,002,192
4.13%, 05/07/28 (a)	300,000	299,936
Mylan N.V.
3.95%, 06/15/26 (a)	1,000,000	914,290
Mylan, Inc.
4.55%, 04/15/28 (a)(d)	500,000	466,877
5.40%, 11/29/43 (a)	250,000	212,248
5.20%, 04/15/48 (a)(d)	250,000	206,836
Newell Brands, Inc.
3.85%, 04/01/23 (a)	500,000	493,150
4.20%, 04/01/26 (a)	450,000	440,201
5.38%, 04/01/36 (a)	193,000	183,930
Novartis Capital Corp.
4.40%, 04/24/20 (c)	100,000	102,188
2.40%, 09/21/22	100,000	97,732
3.00%, 11/20/25 (a)	1,000,000	969,580
3.10%, 05/17/27 (a)	750,000	726,996
4.40%, 05/06/44	750,000	803,065
NYU Langone Hospitals
4.78%, 07/01/44	200,000	211,446
PepsiCo, Inc.
2.15%, 10/14/20 (a)	100,000	98,779
3.13%, 11/01/20	250,000	251,176
2.00%, 04/15/21 (a)	300,000	294,122
1.70%, 10/06/21 (a)	1,000,000	967,582
2.75%, 03/05/22	1,350,000	1,336,998
2.75%, 03/01/23	250,000	246,462
3.60%, 03/01/24 (a)	500,000	507,888
2.38%, 10/06/26 (a)	250,000	229,752
3.00%, 10/15/27 (a)	500,000	482,580
4.60%, 07/17/45 (a)	1,300,000	1,389,233
3.45%, 10/06/46 (a)	1,000,000	889,797
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (a)	500,000	463,291
Pfizer, Inc.
1.95%, 06/03/21	500,000	490,481
3.00%, 09/15/21	250,000	251,590
2.20%, 12/15/21	350,000	344,215
3.00%, 06/15/23	500,000	498,171
3.20%, 09/15/23 (a)	250,000	251,147
3.40%, 05/15/24	250,000	251,941
2.75%, 06/03/26	1,000,000	950,912
3.60%, 09/15/28 (a)	250,000	251,247
7.20%, 03/15/39	500,000	691,705
4.40%, 05/15/44	850,000	887,197
4.13%, 12/15/46	1,250,000	1,257,957
Philip Morris International, Inc.
4.50%, 03/26/20	250,000	254,292
4.13%, 05/17/21	500,000	510,911
2.90%, 11/15/21	500,000	493,978
2.38%, 08/17/22 (a)	500,000	480,765
2.50%, 08/22/22	250,000	241,031
2.63%, 03/06/23	150,000	144,375
2.75%, 02/25/26 (a)	250,000	231,303
3.13%, 03/02/28 (a)	1,000,000	935,164
6.38%, 05/16/38	650,000	754,470
4.38%, 11/15/41	250,000	227,830
4.88%, 11/15/43	1,000,000	993,582
4.25%, 11/10/44	200,000	182,811
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Procter & Gamble Co.
1.85%, 02/02/21	1,500,000	1,473,634
2.30%, 02/06/22	500,000	492,448
3.50%, 10/25/47	750,000	704,488
Quest Diagnostics, Inc.
2.50%, 03/30/20 (a)	500,000	495,587
3.50%, 03/30/25 (a)	500,000	488,256
4.70%, 03/30/45 (a)	500,000	479,468
Reynolds American, Inc.
4.45%, 06/12/25 (a)	650,000	627,617
6.15%, 09/15/43	500,000	488,826
5.85%, 08/15/45 (a)	1,500,000	1,398,058
Sanofi
4.00%, 03/29/21	150,000	153,460
3.63%, 06/19/28 (a)	250,000	253,921
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (a)	500,000	483,807
2.88%, 09/23/23 (a)	1,250,000	1,182,932
3.20%, 09/23/26 (a)	1,000,000	906,438
Stryker Corp.
3.50%, 03/15/26 (a)	1,750,000	1,685,435
4.63%, 03/15/46 (a)	500,000	504,178
Sysco Corp.
3.55%, 03/15/25 (a)	750,000	739,580
3.75%, 10/01/25 (a)	750,000	732,417
The Coca-Cola Co.
3.15%, 11/15/20	1,000,000	1,007,136
3.20%, 11/01/23	750,000	752,834
The Kroger Co.
6.15%, 01/15/20	300,000	308,598
7.50%, 04/01/31 (c)	100,000	123,433
Thermo Fisher Scientific, Inc.
4.50%, 03/01/21	50,000	51,128
3.60%, 08/15/21 (a)	550,000	551,929
3.30%, 02/15/22	750,000	747,354
4.15%, 02/01/24 (a)	800,000	811,262
5.30%, 02/01/44 (a)	200,000	221,245
4.10%, 08/15/47 (a)	250,000	232,311
Tyson Foods, Inc.
4.88%, 08/15/34 (a)	750,000	728,157
4.55%, 06/02/47 (a)	500,000	439,758
Unilever Capital Corp.
1.80%, 05/05/20	1,500,000	1,477,968
4.25%, 02/10/21	800,000	821,961
1.38%, 07/28/21	100,000	95,866
2.00%, 07/28/26	500,000	451,235
3.50%, 03/22/28 (a)	150,000	148,492
Wyeth LLC
5.95%, 04/01/37	500,000	600,691
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/20 (a)	500,000	495,378
3.70%, 03/19/23 (a)	250,000	247,571
4.45%, 08/15/45 (a)	1,099,000	1,001,371
Zoetis, Inc.
3.25%, 02/01/23 (a)	250,000	246,456
3.00%, 09/12/27 (a)	500,000	462,641
3.90%, 08/20/28 (a)	500,000	490,829
4.70%, 02/01/43 (a)	100,000	101,756
4.45%, 08/20/48 (a)	250,000	245,978
		213,788,890

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Energy 2.2%
Anadarko Petroleum Corp.
4.85%, 03/15/21 (a)	598,000	612,587
6.45%, 09/15/36	1,000,000	1,082,910
6.60%, 03/15/46 (a)	1,000,000	1,107,815
Apache Corp.
3.63%, 02/01/21 (a)	250,000	249,697
3.25%, 04/15/22 (a)	983,000	963,514
6.00%, 01/15/37	278,000	285,630
5.10%, 09/01/40 (a)	500,000	454,290
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.
2.77%, 12/15/22 (a)	250,000	239,982
3.34%, 12/15/27 (a)	750,000	690,856
4.08%, 12/15/47 (a)	500,000	412,991
Boardwalk Pipelines LP
4.95%, 12/15/24 (a)	500,000	507,659
4.45%, 07/15/27 (a)	2,000,000	1,849,814
BP Capital Markets America, Inc.
4.50%, 10/01/20	1,050,000	1,075,325
4.74%, 03/11/21	1,500,000	1,547,330
3.25%, 05/06/22	200,000	198,359
2.75%, 05/10/23	250,000	242,900
3.79%, 02/06/24 (a)	250,000	252,869
3.80%, 09/21/25 (a)	500,000	502,841
3.12%, 05/04/26 (a)	250,000	235,310
3.59%, 04/14/27 (a)	300,000	292,159
3.94%, 09/21/28 (a)	200,000	200,925
4.23%, 11/06/28 (a)	250,000	257,494
BP Capital Markets PLC
2.32%, 02/13/20	750,000	743,712
3.56%, 11/01/21	500,000	504,654
3.06%, 03/17/22	500,000	495,825
3.51%, 03/17/25	250,000	245,426
3.28%, 09/19/27 (a)	750,000	715,190
Buckeye Partners LP
4.88%, 02/01/21 (a)	350,000	354,062
4.35%, 10/15/24 (a)	300,000	291,334
4.13%, 12/01/27 (a)	1,750,000	1,576,412
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (a)	2,600,000	2,487,525
3.80%, 04/15/24 (a)	150,000	148,094
7.20%, 01/15/32	225,000	271,390
6.25%, 03/15/38	100,000	109,075
Cenovus Energy, Inc.
3.00%, 08/15/22 (a)	750,000	712,583
3.80%, 09/15/23 (a)	500,000	482,858
4.25%, 04/15/27 (a)	750,000	684,281
5.25%, 06/15/37 (a)	250,000	220,866
6.75%, 11/15/39	200,000	195,720
Chevron Corp.
1.96%, 03/03/20 (a)	500,000	495,065
2.42%, 11/17/20 (a)	150,000	148,660
2.50%, 03/03/22 (a)	300,000	294,345
2.36%, 12/05/22 (a)	499,000	483,495
3.19%, 06/24/23 (a)	1,150,000	1,148,911
2.90%, 03/03/24 (a)	1,500,000	1,464,937
Concho Resources, Inc.
4.30%, 08/15/28 (a)	1,000,000	980,106
ConocoPhillips Canada Funding Co. I
5.95%, 10/15/36	250,000	298,602
ConocoPhillips Co.
4.95%, 03/15/26 (a)	500,000	535,544
6.50%, 02/01/39	1,350,000	1,673,782
4.30%, 11/15/44 (a)	500,000	492,952
Security Rate, Maturity Date	Face Amount ($)	Value ($)
ConocoPhillips Holding Co.
6.95%, 04/15/29	200,000	247,587
Continental Resources, Inc.
5.00%, 09/15/22 (a)	400,000	397,626
4.90%, 06/01/44 (a)	500,000	444,056
Devon Energy Corp.
3.25%, 05/15/22 (a)	1,000,000	975,218
5.00%, 06/15/45 (a)	800,000	707,154
Dominion Energy Gas Holdings LLC
4.80%, 11/01/43 (a)	1,300,000	1,312,234
Enable Midstream Partners LP
3.90%, 05/15/24 (a)	100,000	96,038
Enbridge Energy Partners LP
4.38%, 10/15/20 (a)	1,000,000	1,012,091
Enbridge, Inc.
4.25%, 12/01/26 (a)	1,000,000	990,468
3.70%, 07/15/27 (a)	500,000	474,425
4.50%, 06/10/44 (a)	150,000	143,869
5.50%, 12/01/46 (a)	250,000	267,785
Encana Corp.
6.50%, 02/01/38	500,000	543,617
Energy Transfer Operating LP
4.15%, 10/01/20 (a)	1,250,000	1,258,020
5.20%, 02/01/22 (a)	1,750,000	1,798,356
4.20%, 04/15/27 (a)	250,000	233,382
4.90%, 03/15/35 (a)	750,000	673,198
6.63%, 10/15/36	500,000	514,788
7.50%, 07/01/38	500,000	559,614
6.50%, 02/01/42 (a)	800,000	800,792
5.15%, 03/15/45 (a)	250,000	217,000
6.13%, 12/15/45 (a)	500,000	490,588
5.30%, 04/15/47 (a)	250,000	221,100
Enterprise Products Operating LLC
5.25%, 01/31/20	750,000	764,233
2.85%, 04/15/21 (a)	1,500,000	1,485,848
3.35%, 03/15/23 (a)	500,000	493,649
3.90%, 02/15/24 (a)	400,000	403,834
3.70%, 02/15/26 (a)	150,000	148,023
3.95%, 02/15/27 (a)	350,000	349,055
4.15%, 10/16/28 (a)	250,000	249,237
6.65%, 10/15/34	250,000	299,961
6.13%, 10/15/39	250,000	282,956
4.85%, 03/15/44 (a)	250,000	243,275
5.10%, 02/15/45 (a)	500,000	503,604
4.90%, 05/15/46 (a)	250,000	243,041
4.25%, 02/15/48 (a)	1,000,000	889,889
4.80%, 02/01/49 (a)	250,000	243,814
4.95%, 10/15/54 (a)	500,000	487,924
EOG Resources, Inc.
4.15%, 01/15/26 (a)	250,000	256,971
EQT Corp.
3.00%, 10/01/22 (a)	1,000,000	949,054
EQT Midstream Partners LP
5.50%, 07/15/28 (a)	250,000	245,298
Exxon Mobil Corp.
2.22%, 03/01/21 (a)	1,000,000	985,911
2.40%, 03/06/22 (a)	250,000	245,457
2.71%, 03/06/25 (a)	750,000	726,879
3.57%, 03/06/45 (a)	500,000	472,888
4.11%, 03/01/46 (a)	250,000	254,405
Halliburton Co.
3.50%, 08/01/23 (a)	250,000	248,416
3.80%, 11/15/25 (a)	750,000	727,826
4.85%, 11/15/35 (a)	750,000	738,502

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.50%, 11/15/41 (a)	150,000	137,371
5.00%, 11/15/45 (a)	500,000	492,712
Helmerich & Payne, Inc.
4.65%, 03/15/25 (a)(d)	1,750,000	1,786,701
Hess Corp.
7.30%, 08/15/31	347,000	376,256
7.13%, 03/15/33	600,000	637,954
5.60%, 02/15/41	500,000	441,280
5.80%, 04/01/47 (a)	250,000	225,121
HollyFrontier Corp.
5.88%, 04/01/26 (a)	250,000	253,086
Husky Energy, Inc.
3.95%, 04/15/22 (a)	500,000	502,957
6.80%, 09/15/37	500,000	598,287
Kerr-McGee Corp.
6.95%, 07/01/24	250,000	279,036
Kinder Morgan Energy Partners LP
6.85%, 02/15/20 (c)	800,000	828,556
3.45%, 02/15/23 (a)	1,500,000	1,465,065
4.30%, 05/01/24 (a)	300,000	299,905
5.80%, 03/15/35	100,000	102,501
5.00%, 08/15/42 (a)	1,100,000	1,009,974
4.70%, 11/01/42 (a)	300,000	261,987
5.40%, 09/01/44 (a)	400,000	383,655
Kinder Morgan, Inc.
4.30%, 06/01/25 (a)	750,000	745,113
4.30%, 03/01/28 (a)	1,000,000	980,569
7.80%, 08/01/31	500,000	600,275
5.55%, 06/01/45 (a)	1,200,000	1,192,528
Magellan Midstream Partners LP
5.15%, 10/15/43 (a)	750,000	755,216
Marathon Oil Corp.
2.80%, 11/01/22 (a)	550,000	517,040
6.60%, 10/01/37	1,000,000	1,123,929
Marathon Petroleum Corp.
3.40%, 12/15/20 (a)	500,000	500,082
5.13%, 03/01/21 (c)	250,000	257,348
3.63%, 09/15/24 (a)	500,000	487,141
6.50%, 03/01/41 (a)	500,000	540,999
4.75%, 09/15/44 (a)	250,000	221,237
MPLX LP
4.88%, 12/01/24 (a)	250,000	254,795
4.00%, 02/15/25 (a)	250,000	243,126
4.50%, 04/15/38 (a)	500,000	438,015
4.70%, 04/15/48 (a)	2,000,000	1,743,461
Noble Energy, Inc.
3.85%, 01/15/28 (a)	1,000,000	905,807
6.00%, 03/01/41 (a)	250,000	244,761
5.25%, 11/15/43 (a)	400,000	356,217
5.05%, 11/15/44 (a)	500,000	432,132
Occidental Petroleum Corp.
3.40%, 04/15/26 (a)	1,000,000	979,330
4.40%, 04/15/46 (a)	1,750,000	1,706,658
ONEOK, Inc.
5.20%, 07/15/48 (a)	1,000,000	960,224
Petro-Canada
5.95%, 05/15/35	500,000	562,263
6.80%, 05/15/38	500,000	583,319
Phillips 66
4.30%, 04/01/22	750,000	770,553
3.90%, 03/15/28 (a)	500,000	483,915
4.88%, 11/15/44 (a)	1,000,000	979,356
Phillips 66 Partners LP
3.61%, 02/15/25 (a)	500,000	481,018
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Pioneer Natural Resources Co.
7.50%, 01/15/20	250,000	259,849
Plains All American Pipeline LP
5.75%, 01/15/20	100,000	101,890
5.00%, 02/01/21 (a)	1,000,000	1,017,587
3.65%, 06/01/22 (a)	200,000	196,502
3.85%, 10/15/23 (a)	150,000	146,919
4.65%, 10/15/25 (a)	500,000	492,428
4.50%, 12/15/26 (a)	1,000,000	964,786
6.65%, 01/15/37	100,000	105,649
Sabine Pass Liquefaction LLC
5.63%, 04/15/23 (a)	1,000,000	1,054,530
5.75%, 05/15/24 (a)	2,175,000	2,271,808
5.63%, 03/01/25 (a)	1,000,000	1,039,760
Shell International Finance BV
4.38%, 03/25/20	500,000	508,716
1.88%, 05/10/21	1,000,000	974,320
3.40%, 08/12/23	750,000	756,802
3.25%, 05/11/25	1,500,000	1,480,322
2.88%, 05/10/26	500,000	480,050
4.13%, 05/11/35	850,000	845,082
6.38%, 12/15/38	1,500,000	1,898,541
4.55%, 08/12/43	750,000	781,324
4.38%, 05/11/45	250,000	256,954
4.00%, 05/10/46	250,000	242,008
Spectra Energy Partners LP
4.75%, 03/15/24 (a)	100,000	102,881
5.95%, 09/25/43 (a)	600,000	657,164
Suncor Energy, Inc.
3.60%, 12/01/24 (a)	500,000	489,695
5.95%, 12/01/34	250,000	279,004
6.50%, 06/15/38	600,000	693,039
4.00%, 11/15/47 (a)	250,000	224,047
Total Capital International S.A.
2.88%, 02/17/22	500,000	494,275
3.70%, 01/15/24	1,000,000	1,020,558
3.75%, 04/10/24	500,000	505,974
TransCanada PipeLines Ltd.
2.50%, 08/01/22	695,000	667,555
4.25%, 05/15/28 (a)	500,000	496,118
4.63%, 03/01/34 (a)	850,000	814,677
7.63%, 01/15/39	750,000	936,822
4.88%, 05/15/48 (a)	250,000	242,240
5.10%, 03/15/49 (a)	250,000	250,136
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26 (a)	250,000	302,633
Valero Energy Corp.
6.63%, 06/15/37	700,000	769,049
4.90%, 03/15/45	500,000	471,643
Western Gas Partners LP
3.95%, 06/01/25 (a)	500,000	471,717
4.75%, 08/15/28 (a)	300,000	286,116
Williams Cos., Inc.
5.25%, 03/15/20	250,000	255,044
3.60%, 03/15/22 (a)	2,150,000	2,111,178
3.90%, 01/15/25 (a)	350,000	340,499
3.75%, 06/15/27 (a)	500,000	474,633
8.75%, 03/15/32	500,000	652,698
6.30%, 04/15/40	500,000	533,484
5.10%, 09/15/45 (a)	250,000	231,789
4.85%, 03/01/48 (a)	500,000	455,389
		120,072,334

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Industrial Other 0.1%
Cintas Corp. No 2
3.70%, 04/01/27 (a)	1,000,000	978,377
Fluor Corp.
3.50%, 12/15/24 (a)	300,000	292,976
Massachusetts Institute of Technology
5.60%, 07/01/11	415,000	531,343
President & Fellows of Harvard College
3.15%, 07/15/46 (a)	50,000	44,726
3.30%, 07/15/56 (a)	1,600,000	1,419,428
Princeton University
5.70%, 03/01/39	1,000,000	1,276,099
William Marsh Rice University
3.57%, 05/15/45	300,000	284,468
		4,827,417
Technology 1.9%
Adobe, Inc.
3.25%, 02/01/25 (a)	500,000	491,105
Alphabet, Inc.
3.38%, 02/25/24	600,000	609,320
Analog Devices, Inc.
2.50%, 12/05/21 (a)	150,000	146,525
3.13%, 12/05/23 (a)	750,000	729,331
3.90%, 12/15/25 (a)	300,000	294,845
Apple, Inc.
1.55%, 02/07/20	250,000	247,013
1.80%, 05/11/20	1,000,000	987,600
2.25%, 02/23/21 (a)	2,250,000	2,224,330
2.85%, 05/06/21	2,250,000	2,253,511
2.15%, 02/09/22	250,000	243,858
2.50%, 02/09/22 (a)	1,250,000	1,230,827
2.70%, 05/13/22	250,000	247,333
2.40%, 01/13/23 (a)	1,000,000	970,963
2.40%, 05/03/23	1,750,000	1,693,163
3.45%, 05/06/24	1,000,000	1,005,471
2.75%, 01/13/25 (a)	500,000	482,527
3.25%, 02/23/26 (a)	500,000	488,525
3.35%, 02/09/27 (a)	1,500,000	1,463,126
3.85%, 05/04/43	1,000,000	949,174
4.45%, 05/06/44	500,000	517,652
3.45%, 02/09/45	500,000	443,832
4.38%, 05/13/45	1,100,000	1,119,751
4.25%, 02/09/47 (a)	2,100,000	2,097,797
3.75%, 11/13/47 (a)	250,000	230,321
Applied Materials, Inc.
2.63%, 10/01/20 (a)	250,000	248,107
4.30%, 06/15/21	250,000	257,456
3.90%, 10/01/25 (a)	1,000,000	1,007,169
Arrow Electronics, Inc.
3.25%, 09/08/24 (a)	500,000	466,386
Autodesk, Inc.
4.38%, 06/15/25 (a)	500,000	505,902
Baidu, Inc.
3.00%, 06/30/20	250,000	248,789
2.88%, 07/06/22	500,000	486,227
3.88%, 09/29/23 (a)	750,000	747,729
4.38%, 03/29/28 (a)	250,000	245,538
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.00%, 01/15/22 (a)	1,500,000	1,443,586
3.63%, 01/15/24 (a)	2,500,000	2,367,929
3.13%, 01/15/25 (a)	500,000	451,988
3.88%, 01/15/27 (a)	250,000	224,654
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Cisco Systems, Inc.
4.45%, 01/15/20	1,000,000	1,015,676
2.20%, 02/28/21	1,500,000	1,480,587
2.20%, 09/20/23 (a)	750,000	718,694
3.63%, 03/04/24	250,000	255,148
3.50%, 06/15/25	250,000	251,234
5.90%, 02/15/39	500,000	616,761
5.50%, 01/15/40	1,000,000	1,182,257
Corning, Inc.
2.90%, 05/15/22 (a)	250,000	246,304
5.35%, 11/15/48 (a)	250,000	254,551
Dell International LLC/EMC Corp.
4.42%, 06/15/21 (a)(d)	1,250,000	1,248,655
5.45%, 06/15/23 (a)(d)	500,000	509,302
6.02%, 06/15/26 (a)(d)	2,000,000	2,011,948
8.35%, 07/15/46 (a)(d)	450,000	488,625
Fidelity National Information Services, Inc.
2.25%, 08/15/21 (a)	250,000	241,572
3.50%, 04/15/23 (a)	909,000	899,430
5.00%, 10/15/25 (a)	139,000	144,792
3.00%, 08/15/26 (a)	450,000	414,678
4.25%, 05/15/28 (a)	1,250,000	1,244,150
Fiserv, Inc.
3.50%, 10/01/22 (a)	250,000	248,493
3.85%, 06/01/25 (a)	250,000	248,122
4.20%, 10/01/28 (a)	750,000	749,982
Flex Ltd.
4.75%, 06/15/25 (a)	500,000	490,486
Harris Corp.
6.15%, 12/15/40	150,000	174,166
Hewlett Packard Enterprise Co.
3.60%, 10/15/20 (a)	1,000,000	1,003,000
4.40%, 10/15/22 (a)	1,000,000	1,016,199
6.35%, 10/15/45 (a)	750,000	702,240
HP, Inc.
4.30%, 06/01/21	500,000	508,590
6.00%, 09/15/41	500,000	497,147
IBM Credit LLC
2.65%, 02/05/21	250,000	247,263
Intel Corp.
2.45%, 07/29/20	750,000	747,166
1.70%, 05/19/21 (a)	750,000	729,104
2.35%, 05/11/22 (a)	1,600,000	1,565,547
3.15%, 05/11/27 (a)	1,000,000	972,228
4.80%, 10/01/41	500,000	544,334
4.25%, 12/15/42 (c)	250,000	245,234
4.10%, 05/19/46 (a)	650,000	633,140
4.10%, 05/11/47 (a)	750,000	721,645
International Business Machines Corp.
2.25%, 02/19/21	1,500,000	1,470,231
1.88%, 08/01/22	200,000	188,905
2.88%, 11/09/22	250,000	244,341
3.38%, 08/01/23	150,000	148,455
3.63%, 02/12/24	1,000,000	993,450
3.45%, 02/19/26	750,000	730,123
3.30%, 01/27/27	1,000,000	959,020
4.00%, 06/20/42	700,000	630,310
Jabil, Inc.
3.95%, 01/12/28 (a)	250,000	218,438
Keysight Technologies, Inc.
4.60%, 04/06/27 (a)	1,000,000	1,005,493
KLA-Tencor Corp.
4.65%, 11/01/24 (a)	500,000	513,037

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Lam Research Corp.
2.80%, 06/15/21 (a)	1,000,000	989,443
3.80%, 03/15/25 (a)	500,000	500,712
Microsoft Corp.
1.85%, 02/06/20	250,000	248,226
1.85%, 02/12/20 (a)	500,000	495,828
2.00%, 11/03/20 (a)	1,000,000	989,129
1.55%, 08/08/21 (a)	1,750,000	1,700,710
2.40%, 02/06/22 (a)	500,000	494,459
2.38%, 02/12/22 (a)	1,000,000	988,324
2.00%, 08/08/23 (a)	500,000	481,045
3.13%, 11/03/25 (a)	1,000,000	989,951
2.40%, 08/08/26 (a)	2,000,000	1,866,611
3.30%, 02/06/27 (a)	500,000	495,774
4.20%, 11/03/35 (a)	350,000	363,477
4.50%, 10/01/40 (c)	100,000	107,626
5.30%, 02/08/41	500,000	596,821
4.45%, 11/03/45 (a)	2,600,000	2,764,199
3.70%, 08/08/46 (a)	500,000	480,211
4.25%, 02/06/47 (a)	3,350,000	3,525,413
4.50%, 02/06/57 (a)	750,000	801,337
Motorola Solutions, Inc.
3.50%, 03/01/23	250,000	241,883
NVIDIA Corp.
2.20%, 09/16/21 (a)	700,000	684,652
3.20%, 09/16/26 (a)	500,000	475,022
NXP BV/NXP Funding LLC
5.35%, 03/01/26 (a)(d)	500,000	509,125
Oracle Corp.
2.80%, 07/08/21	1,000,000	995,510
1.90%, 09/15/21 (a)	250,000	242,647
2.50%, 05/15/22 (a)	1,000,000	979,002
2.50%, 10/15/22	1,500,000	1,460,665
2.40%, 09/15/23 (a)	250,000	240,066
3.40%, 07/08/24 (a)	650,000	649,194
2.95%, 05/15/25 (a)	500,000	478,884
2.65%, 07/15/26 (a)	500,000	463,848
4.30%, 07/08/34 (a)	400,000	402,179
3.90%, 05/15/35 (a)	250,000	239,733
3.80%, 11/15/37 (a)	4,500,000	4,216,539
6.50%, 04/15/38	500,000	623,633
6.13%, 07/08/39	750,000	901,923
4.13%, 05/15/45 (a)	100,000	94,843
4.00%, 07/15/46 (a)	500,000	467,676
4.38%, 05/15/55 (a)	250,000	245,734
QUALCOMM, Inc.
3.00%, 05/20/22	1,000,000	984,273
3.45%, 05/20/25 (a)	1,500,000	1,444,423
3.25%, 05/20/27 (a)	250,000	232,801
4.80%, 05/20/45 (a)	1,000,000	954,587
4.30%, 05/20/47 (a)	250,000	222,556
salesforce.com, Inc.
3.70%, 04/11/28 (a)	500,000	503,217
Seagate HDD Cayman
4.75%, 06/01/23	750,000	701,956
4.75%, 01/01/25	500,000	444,007
4.88%, 06/01/27 (a)	500,000	425,046
Texas Instruments, Inc.
1.85%, 05/15/22 (a)	1,500,000	1,448,390
Total System Services, Inc.
3.75%, 06/01/23 (a)	750,000	744,648
4.45%, 06/01/28 (a)	250,000	245,802
Trimble, Inc.
4.90%, 06/15/28 (a)	200,000	197,293
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Verisk Analytics, Inc.
4.00%, 06/15/25 (a)	500,000	502,650
VMware, Inc.
3.90%, 08/21/27 (a)	1,250,000	1,110,745
		105,894,061
Transportation 0.6%
American Airlines 2014-1 Class A Pass Through Trust
3.70%, 10/01/26	194,436	188,335
American Airlines 2015-1 Class A Pass Through Trust
3.38%, 05/01/27	621,063	591,972
American Airlines 2016-2 Class AA Pass Through Trust
3.20%, 06/15/28	1,349,250	1,268,403
Burlington Northern Santa Fe LLC
3.85%, 09/01/23 (a)	250,000	256,895
3.40%, 09/01/24 (a)	1,750,000	1,753,365
5.05%, 03/01/41 (a)	500,000	548,197
4.38%, 09/01/42 (a)	550,000	550,003
4.55%, 09/01/44 (a)	1,000,000	1,045,024
4.05%, 06/15/48 (a)	1,500,000	1,449,248
Canadian National Railway Co.
2.95%, 11/21/24 (a)	150,000	147,299
3.20%, 08/02/46 (a)	250,000	214,966
3.65%, 02/03/48 (a)	250,000	231,819
Canadian Pacific Railway Co.
2.90%, 02/01/25 (a)	350,000	335,596
4.00%, 06/01/28 (a)	250,000	254,312
7.13%, 10/15/31	500,000	627,848
Continental Airlines 2007-1 Class A Pass Through Trust
5.98%, 04/19/22	341,936	358,215
Continental Airlines 2012-1 Class A Pass Through Trust
4.15%, 04/11/24	72,930	73,044
CSX Corp.
4.25%, 06/01/21 (a)	150,000	153,400
2.60%, 11/01/26 (a)	250,000	227,845
3.25%, 06/01/27 (a)	1,000,000	942,567
6.15%, 05/01/37	500,000	593,032
5.50%, 04/15/41 (a)	1,000,000	1,112,377
4.10%, 03/15/44 (a)	850,000	791,235
3.80%, 11/01/46 (a)	500,000	442,188
Delta Air Lines 2007-1 Class A Pass Through Trust
6.82%, 08/10/22	332,922	360,658
Delta Air Lines, Inc.
2.60%, 12/04/20	500,000	491,884
FedEx Corp.
2.30%, 02/01/20	500,000	495,631
3.25%, 04/01/26 (a)	750,000	713,112
3.30%, 03/15/27 (a)	400,000	381,017
3.40%, 02/15/28 (a)	750,000	712,726
3.90%, 02/01/35	300,000	272,396
3.88%, 08/01/42	200,000	166,665
4.55%, 04/01/46 (a)	250,000	228,068
4.40%, 01/15/47 (a)	1,000,000	901,803
Kansas City Southern
4.70%, 05/01/48 (a)	200,000	196,079
Norfolk Southern Corp.
3.00%, 04/01/22 (a)	750,000	745,511
2.90%, 06/15/26 (a)	500,000	474,243
4.84%, 10/01/41	350,000	363,857
4.65%, 01/15/46 (a)	700,000	716,249
4.15%, 02/28/48 (a)	500,000	468,455
Ryder System, Inc.
3.40%, 03/01/23 (a)	500,000	493,891
3.88%, 12/01/23 (a)	250,000	250,605

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Southwest Airlines Co.
3.45%, 11/16/27 (a)	1,000,000	953,678
Union Pacific Corp.
4.16%, 07/15/22 (a)	250,000	256,182
3.65%, 02/15/24 (a)	500,000	502,829
3.25%, 08/15/25 (a)	500,000	485,105
2.75%, 03/01/26 (a)	1,000,000	934,166
3.38%, 02/01/35 (a)	750,000	658,344
4.38%, 09/10/38 (a)	250,000	245,972
4.15%, 01/15/45 (a)	1,000,000	939,446
4.00%, 04/15/47 (a)	500,000	467,922
4.50%, 09/10/48 (a)	350,000	346,518
United Airlines 2016-1 Class AA Pass Through Trust
3.10%, 07/07/28	473,616	449,092
United Parcel Service, Inc.
3.13%, 01/15/21	250,000	252,123
2.35%, 05/16/22 (a)	250,000	244,032
2.45%, 10/01/22	500,000	489,779
3.05%, 11/15/27 (a)	500,000	476,790
6.20%, 01/15/38	400,000	488,112
4.88%, 11/15/40 (a)	650,000	690,914
3.75%, 11/15/47 (a)	250,000	226,319
		31,697,358
		803,692,081

Utility 1.8%
Electric 1.6%
AEP Transmission Co. LLC
3.75%, 12/01/47 (a)	250,000	229,853
Alabama Power Co.
3.55%, 12/01/23	350,000	353,680
4.30%, 01/02/46 (a)	500,000	506,027
3.70%, 12/01/47 (a)	1,000,000	913,969
Ameren Corp.
3.65%, 02/15/26 (a)	1,000,000	983,573
Ameren Illinois Co.
4.50%, 03/15/49 (a)	150,000	159,004
Appalachian Power Co.
3.40%, 06/01/25 (a)	500,000	490,294
3.30%, 06/01/27 (a)	750,000	717,816
7.00%, 04/01/38	750,000	945,912
4.45%, 06/01/45 (a)	500,000	489,172
Arizona Public Service Co.
4.35%, 11/15/45 (a)	1,000,000	1,011,261
Avangrid, Inc.
3.15%, 12/01/24 (a)	500,000	483,138
Berkshire Hathaway Energy Co.
2.40%, 02/01/20 (a)	300,000	298,088
2.38%, 01/15/21	250,000	246,655
3.25%, 04/15/28 (a)	1,500,000	1,428,603
6.13%, 04/01/36	487,000	583,929
5.95%, 05/15/37	250,000	292,912
5.15%, 11/15/43 (a)	800,000	855,582
4.50%, 02/01/45 (a)	850,000	850,676
Black Hills Corp.
4.35%, 05/01/33 (a)	250,000	251,217
CenterPoint Energy, Inc.
3.85%, 02/01/24 (a)	250,000	251,497
4.25%, 11/01/28 (a)	500,000	507,666
CMS Energy Corp.
3.00%, 05/15/26 (a)	1,500,000	1,412,750
4.88%, 03/01/44 (a)	500,000	523,818
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Commonwealth Edison Co.
3.70%, 08/15/28 (a)	950,000	953,949
Connecticut Light & Power Co.
4.00%, 04/01/48 (a)	150,000	148,452
Consolidated Edison Co. of New York, Inc.
6.75%, 04/01/38	500,000	639,082
5.50%, 12/01/39	250,000	283,302
3.95%, 03/01/43 (a)	1,000,000	938,973
4.45%, 03/15/44 (a)	1,150,000	1,150,485
4.50%, 05/15/58 (a)	150,000	144,917
Consumers Energy Co.
3.38%, 08/15/23 (a)	500,000	501,949
3.95%, 05/15/43 (a)	250,000	243,150
Delmarva Power & Light Co.
3.50%, 11/15/23 (a)	500,000	503,018
Dominion Energy, Inc.
2.85%, 08/15/26 (a)	1,000,000	923,032
5.25%, 08/01/33	500,000	536,901
4.05%, 09/15/42 (a)	500,000	453,648
DPL, Inc.
7.25%, 10/15/21 (a)	500,000	524,315
DTE Electric Co.
3.70%, 06/01/46 (a)	500,000	465,747
4.05%, 05/15/48 (a)	150,000	149,015
DTE Energy Co.
3.30%, 06/15/22 (a)	500,000	496,562
Duke Energy Carolinas LLC
6.10%, 06/01/37	250,000	300,432
6.05%, 04/15/38	1,255,000	1,531,614
5.30%, 02/15/40	600,000	683,869
3.75%, 06/01/45 (a)	750,000	692,866
3.88%, 03/15/46 (a)	250,000	235,010
Duke Energy Corp.
3.05%, 08/15/22 (a)	950,000	931,773
3.75%, 04/15/24 (a)	1,000,000	1,002,722
2.65%, 09/01/26 (a)	1,000,000	910,684
3.75%, 09/01/46 (a)	200,000	173,615
3.95%, 08/15/47 (a)	250,000	226,563
Duke Energy Florida LLC
3.20%, 01/15/27 (a)	1,750,000	1,695,042
Duke Energy Progress LLC
4.15%, 12/01/44 (a)	1,500,000	1,461,920
3.70%, 10/15/46 (a)	500,000	452,762
Edison International
2.95%, 03/15/23 (a)	500,000	472,774
Entergy Arkansas LLC
3.50%, 04/01/26 (a)	500,000	497,458
Entergy Corp.
4.00%, 07/15/22 (a)	500,000	504,785
Entergy Louisiana LLC
2.40%, 10/01/26 (a)	500,000	460,277
4.95%, 01/15/45 (a)	500,000	511,415
Eversource Energy
2.75%, 03/15/22 (a)	250,000	245,849
3.30%, 01/15/28 (a)	250,000	237,566
Exelon Corp.
2.85%, 06/15/20 (a)	500,000	496,213
3.95%, 06/15/25 (a)	500,000	494,205
4.95%, 06/15/35 (a)(d)	250,000	252,416
5.63%, 06/15/35	250,000	270,423
4.45%, 04/15/46 (a)	500,000	472,112

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Exelon Generation Co. LLC
2.95%, 01/15/20 (a)	1,250,000	1,244,297
6.25%, 10/01/39	1,000,000	1,045,916
5.60%, 06/15/42 (a)	250,000	244,165
FirstEnergy Corp.
3.90%, 07/15/27 (a)	1,500,000	1,456,419
4.85%, 07/15/47 (a)	500,000	501,127
Florida Power & Light Co.
3.13%, 12/01/25 (a)	1,250,000	1,239,592
5.95%, 02/01/38	150,000	184,703
5.96%, 04/01/39	500,000	622,291
4.05%, 06/01/42 (a)	350,000	349,674
3.80%, 12/15/42 (a)	275,000	262,300
3.70%, 12/01/47 (a)	500,000	468,762
3.95%, 03/01/48 (a)	250,000	244,787
4.13%, 06/01/48 (a)	150,000	150,764
Fortis, Inc.
3.06%, 10/04/26 (a)	250,000	228,609
Georgia Power Co.
2.85%, 05/15/22	1,000,000	983,167
4.30%, 03/15/42	150,000	138,667
Indiana Michigan Power Co.
3.75%, 07/01/47 (a)	250,000	229,107
Interstate Power & Light Co.
6.25%, 07/15/39	250,000	314,259
ITC Holdings Corp.
3.25%, 06/30/26 (a)	500,000	471,208
LG&E & KU Energy LLC
3.75%, 11/15/20 (a)	1,000,000	1,004,231
MidAmerican Energy Co.
3.95%, 08/01/47 (a)	200,000	194,104
3.65%, 08/01/48 (a)	250,000	230,716
National Rural Utilities Cooperative Finance Corp.
2.40%, 04/25/22 (a)	250,000	243,391
3.40%, 11/15/23 (a)	250,000	252,763
2.95%, 02/07/24 (a)	150,000	147,708
3.90%, 11/01/28 (a)	250,000	256,547
5.25%, 04/20/46 (a)(b)	800,000	793,700
Nevada Power Co.
2.75%, 04/15/20	250,000	249,481
6.65%, 04/01/36	500,000	649,687
NextEra Energy Capital Holdings, Inc.
3.55%, 05/01/27 (a)	150,000	143,391
Northern States Power Co.
6.25%, 06/01/36	750,000	949,740
4.00%, 08/15/45 (a)	250,000	244,219
3.60%, 05/15/46 (a)	500,000	462,855
3.60%, 09/15/47 (a)	250,000	229,442
NorthWestern Corp.
4.18%, 11/15/44 (a)	500,000	501,129
NSTAR Electric Co.
5.50%, 03/15/40	150,000	173,759
4.40%, 03/01/44 (a)	250,000	259,234
NV Energy, Inc.
6.25%, 11/15/20	350,000	367,891
Oncor Electric Delivery Co. LLC
7.00%, 05/01/32	250,000	323,075
4.55%, 12/01/41 (a)	1,200,000	1,253,854
Pacific Gas & Electric Co.
3.50%, 10/01/20 (a)(g)	250,000	239,471
3.25%, 06/15/23 (a)(g)	500,000	444,828
3.30%, 03/15/27 (a)(g)	500,000	414,104
3.30%, 12/01/27 (a)(g)	500,000	410,524
6.05%, 03/01/34 (g)	1,000,000	931,014
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.40%, 01/15/40 (g)(h)	500,000	446,074
4.30%, 03/15/45 (a)(g)	1,250,000	997,031
PECO Energy Co.
3.90%, 03/01/48 (a)	1,000,000	957,920
Potomac Electric Power Co.
3.60%, 03/15/24 (a)	250,000	252,156
PPL Capital Funding, Inc.
4.20%, 06/15/22 (a)	1,100,000	1,114,269
3.40%, 06/01/23 (a)	1,000,000	990,366
5.00%, 03/15/44 (a)	250,000	255,741
PPL Electric Utilities Corp.
6.25%, 05/15/39	500,000	632,985
4.15%, 06/15/48 (a)	750,000	749,911
PSEG Power LLC
5.13%, 04/15/20	400,000	410,701
3.00%, 06/15/21 (a)	1,500,000	1,476,125
Public Service Co. of Colorado
2.25%, 09/15/22 (a)	1,000,000	963,851
Public Service Electric & Gas Co.
3.95%, 05/01/42 (a)	100,000	97,693
3.80%, 01/01/43 (a)	150,000	144,074
3.80%, 03/01/46 (a)	150,000	142,211
3.60%, 12/01/47 (a)	500,000	457,146
Puget Energy, Inc.
6.50%, 12/15/20	500,000	528,475
6.00%, 09/01/21	250,000	264,620
Puget Sound Energy, Inc.
5.64%, 04/15/41 (a)	250,000	293,583
San Diego Gas & Electric Co.
3.00%, 08/15/21	250,000	249,057
3.75%, 06/01/47 (a)	250,000	227,978
Sempra Energy
3.55%, 06/15/24 (a)	400,000	392,597
South Carolina Electric & Gas Co.
4.35%, 02/01/42 (a)	1,000,000	989,343
Southern California Edison Co.
2.40%, 02/01/22 (a)	500,000	482,493
3.50%, 10/01/23 (a)	250,000	249,402
6.65%, 04/01/29	500,000	557,826
5.55%, 01/15/37	500,000	543,534
5.95%, 02/01/38	500,000	563,067
4.00%, 04/01/47 (a)	250,000	229,747
4.13%, 03/01/48 (a)	500,000	474,546
Southern Co.
2.35%, 07/01/21 (a)	350,000	340,098
4.25%, 07/01/36 (a)	250,000	236,676
4.40%, 07/01/46 (a)	250,000	230,748
Southern Power Co.
2.38%, 06/01/20 (a)	1,500,000	1,479,949
5.15%, 09/15/41	1,000,000	997,278
Southwestern Electric Power Co.
2.75%, 10/01/26 (a)	500,000	460,689
Tampa Electric Co.
4.30%, 06/15/48 (a)	1,000,000	959,476
TransAlta Corp.
6.50%, 03/15/40	250,000	229,158
Union Electric Co.
3.90%, 09/15/42 (a)	100,000	97,105
4.00%, 04/01/48 (a)	250,000	244,100
Virginia Electric & Power Co.
2.95%, 01/15/22 (a)	250,000	247,455
2.75%, 03/15/23 (a)	281,000	274,258
3.45%, 02/15/24 (a)	250,000	250,011

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.50%, 03/15/27 (a)	1,200,000	1,183,878
6.00%, 05/15/37	800,000	959,380
8.88%, 11/15/38	150,000	226,954
4.45%, 02/15/44 (a)	500,000	504,663
3.80%, 09/15/47 (a)	500,000	461,645
Westar Energy, Inc.
4.13%, 03/01/42 (a)	100,000	97,983
4.10%, 04/01/43 (a)	750,000	721,042
Xcel Energy, Inc.
4.70%, 05/15/20 (a)	500,000	506,079
2.40%, 03/15/21 (a)	250,000	246,308
4.00%, 06/15/28 (a)	250,000	253,332
		88,151,413
Natural Gas 0.1%
Atmos Energy Corp.
3.00%, 06/15/27 (a)	1,000,000	954,692
4.30%, 10/01/48 (a)	250,000	251,816
CenterPoint Energy Resources Corp.
5.85%, 01/15/41 (a)	250,000	294,345
4.10%, 09/01/47 (a)	200,000	185,880
NiSource, Inc.
3.49%, 05/15/27 (a)	250,000	238,988
4.80%, 02/15/44 (a)	875,000	850,180
4.38%, 05/15/47 (a)	150,000	140,093
ONE Gas, Inc.
3.61%, 02/01/24 (a)	100,000	100,360
4.66%, 02/01/44 (a)	300,000	319,048
Sempra Energy
3.75%, 11/15/25 (a)	885,000	854,899
3.40%, 02/01/28 (a)	250,000	228,862
3.80%, 02/01/38 (a)	150,000	128,657
6.00%, 10/15/39	350,000	390,314
Southern California Gas Co.
2.60%, 06/15/26 (a)	1,000,000	939,080
4.13%, 06/01/48 (a)	150,000	149,356
Southern Co. Gas Capital Corp.
3.95%, 10/01/46 (a)	750,000	659,151
4.40%, 05/30/47 (a)	250,000	234,698
		6,920,419
Utility Other 0.1%
American Water Capital Corp.
3.40%, 03/01/25 (a)	500,000	494,399
2.95%, 09/01/27 (a)	350,000	331,071
3.75%, 09/01/28 (a)	150,000	150,530
6.59%, 10/15/37	450,000	572,957
3.75%, 09/01/47 (a)	500,000	450,408
4.20%, 09/01/48 (a)	250,000	243,799
		2,243,164
		97,314,996
Total Corporates
(Cost $1,380,213,287)		1,335,487,460

Treasuries 38.7% of net assets
Bonds
8.50%, 02/15/20	3,000,000	3,193,828
8.75%, 05/15/20	2,750,000	2,977,358
8.75%, 08/15/20	1,750,000	1,921,377
7.88%, 02/15/21	750,000	832,983
8.13%, 05/15/21	750,000	846,431
8.13%, 08/15/21	1,000,000	1,142,559
Security Rate, Maturity Date	Face Amount ($)	Value ($)
8.00%, 11/15/21 (c)	2,149,000	2,475,589
7.25%, 08/15/22	1,500,000	1,745,830
7.63%, 11/15/22	2,200,000	2,613,660
7.13%, 02/15/23	1,500,000	1,769,619
6.25%, 08/15/23	1,250,000	1,452,759
7.50%, 11/15/24	750,000	950,918
7.63%, 02/15/25	500,000	642,402
6.88%, 08/15/25	500,000	629,912
6.00%, 02/15/26 (c)	1,891,000	2,307,869
6.75%, 08/15/26	1,209,000	1,554,769
6.50%, 11/15/26	1,250,000	1,593,506
6.63%, 02/15/27	1,000,000	1,291,543
6.38%, 08/15/27	500,000	642,705
6.13%, 11/15/27	2,438,000	3,098,498
5.50%, 08/15/28	1,750,000	2,162,412
5.25%, 11/15/28	750,000	913,770
5.25%, 02/15/29	2,778,000	3,397,027
6.13%, 08/15/29	4,250,000	5,576,797
6.25%, 05/15/30 (c)	3,135,000	4,206,105
5.38%, 02/15/31	3,700,000	4,702,396
4.50%, 02/15/36	5,850,000	7,213,096
4.75%, 02/15/37	3,386,000	4,317,282
5.00%, 05/15/37	4,250,000	5,580,366
4.38%, 02/15/38 (c)	2,800,000	3,431,477
4.50%, 05/15/38	2,000,000	2,490,469
3.50%, 02/15/39 (c)	1,072,000	1,173,107
4.25%, 05/15/39	2,350,000	2,836,248
4.50%, 08/15/39	5,950,000	7,417,860
4.38%, 11/15/39 (c)	3,031,000	3,717,770
4.63%, 02/15/40	6,115,000	7,753,271
4.38%, 05/15/40	5,000,000	6,140,430
3.88%, 08/15/40	3,500,000	4,020,830
4.25%, 11/15/40 (c)	4,159,000	5,027,841
4.75%, 02/15/41	5,500,000	7,110,146
4.38%, 05/15/41	3,400,000	4,186,516
3.75%, 08/15/41	2,523,000	2,847,590
3.13%, 11/15/41	3,600,000	3,687,680
3.13%, 02/15/42 (c)	2,490,000	2,550,110
3.00%, 05/15/42	4,000,000	4,006,250
2.75%, 08/15/42	5,399,000	5,170,913
2.75%, 11/15/42	6,270,000	5,997,769
3.13%, 02/15/43	7,500,000	7,653,516
2.88%, 05/15/43	9,999,000	9,765,625
3.63%, 08/15/43	7,983,000	8,839,146
3.75%, 11/15/43	11,268,000	12,729,759
3.63%, 02/15/44	11,295,000	12,515,610
3.38%, 05/15/44	12,112,000	12,904,011
3.13%, 08/15/44 (c)	10,500,000	10,721,894
3.00%, 11/15/44 (c)	10,350,000	10,337,467
2.50%, 02/15/45 (c)	10,800,000	9,791,086
3.00%, 05/15/45 (c)	11,250,000	11,231,982
2.88%, 08/15/45	9,350,000	9,109,676
3.00%, 11/15/45	9,650,000	9,633,226
2.50%, 02/15/46 (c)	14,300,000	12,914,687
2.50%, 05/15/46	10,100,000	9,111,896
2.25%, 08/15/46 (c)	14,400,000	12,311,438
2.88%, 11/15/46	8,785,000	8,544,442
3.00%, 02/15/47	8,650,000	8,628,544
3.00%, 05/15/47	9,200,000	9,163,344
2.75%, 08/15/47	14,450,000	13,689,682
2.75%, 11/15/47 (c)	14,150,000	13,393,859
3.00%, 02/15/48	7,900,000	7,860,346
3.13%, 05/15/48	10,940,000	11,150,894
3.00%, 08/15/48	17,150,000	17,073,964
3.38%, 11/15/48	8,700,000	9,305,771
Notes
1.38%, 01/15/20	28,750,000	28,390,063
1.25%, 01/31/20 (c)	8,400,000	8,279,414

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.38%, 01/31/20 (c)	5,182,000	5,114,796
2.00%, 01/31/20 (c)	8,000,000	7,948,594
1.38%, 02/15/20	7,900,000	7,791,992
3.63%, 02/15/20	12,650,000	12,788,853
1.25%, 02/29/20	4,450,000	4,381,946
1.38%, 02/29/20 (c)	18,350,000	18,095,537
1.63%, 03/15/20	5,500,000	5,439,092
1.13%, 03/31/20	3,384,000	3,325,573
1.38%, 03/31/20	6,250,000	6,158,936
2.25%, 03/31/20	3,300,000	3,286,852
1.50%, 04/15/20	18,000,000	17,762,344
1.13%, 04/30/20	4,750,000	4,661,216
1.38%, 04/30/20 (c)	9,550,000	9,404,139
1.50%, 05/15/20 (c)	17,500,000	17,253,564
3.50%, 05/15/20	5,500,000	5,569,180
1.38%, 05/31/20	5,000,000	4,920,020
1.50%, 05/31/20 (c)	9,000,000	8,869,043
2.50%, 05/31/20	4,100,000	4,096,877
1.50%, 06/15/20	9,000,000	8,870,475
1.63%, 06/30/20 (c)	7,000,000	6,906,895
1.88%, 06/30/20 (c)	5,346,000	5,294,106
2.50%, 06/30/20	5,000,000	4,996,777
1.50%, 07/15/20	5,000,000	4,922,656
1.63%, 07/31/20 (c)	21,700,000	21,396,963
2.00%, 07/31/20	3,500,000	3,471,836
1.50%, 08/15/20	7,000,000	6,886,797
2.63%, 08/15/20 (c)	8,276,000	8,289,578
1.38%, 08/31/20	9,000,000	8,832,305
2.13%, 08/31/20	7,000,000	6,955,020
2.63%, 08/31/20	5,000,000	5,007,422
1.38%, 09/15/20	5,000,000	4,906,543
1.38%, 09/30/20 (c)	11,500,000	11,276,514
2.00%, 09/30/20	8,500,000	8,426,787
2.75%, 09/30/20	10,000,000	10,039,258
1.63%, 10/15/20	6,800,000	6,695,477
1.38%, 10/31/20	11,815,000	11,577,777
1.75%, 10/31/20	7,984,000	7,876,715
2.88%, 10/31/20	10,800,000	10,869,187
1.75%, 11/15/20 (c)	18,000,000	17,752,148
2.63%, 11/15/20 (c)	20,332,000	20,374,491
1.63%, 11/30/20 (c)	16,600,000	16,330,250
2.00%, 11/30/20	5,944,000	5,890,365
2.75%, 11/30/20	8,600,000	8,640,480
1.88%, 12/15/20	6,000,000	5,929,805
1.75%, 12/31/20 (c)	11,000,000	10,845,527
2.38%, 12/31/20	6,091,000	6,078,985
2.50%, 12/31/20	8,000,000	8,000,625
2.00%, 01/15/21 (c)	19,000,000	18,812,598
1.38%, 01/31/21	8,000,000	7,818,281
2.13%, 01/31/21	3,506,000	3,479,842
2.25%, 02/15/21	1,500,000	1,492,207
3.63%, 02/15/21 (c)	10,073,000	10,309,283
1.13%, 02/28/21	8,000,000	7,771,094
2.00%, 02/28/21	2,965,000	2,934,887
2.38%, 03/15/21	9,050,000	9,027,905
1.25%, 03/31/21 (c)	9,000,000	8,762,871
2.25%, 03/31/21	5,076,000	5,051,017
2.38%, 04/15/21	7,100,000	7,083,914
1.38%, 04/30/21 (c)	16,000,000	15,608,750
2.25%, 04/30/21	3,286,000	3,271,367
2.63%, 05/15/21	21,200,000	21,272,875
3.13%, 05/15/21	2,500,000	2,537,891
1.38%, 05/31/21	8,000,000	7,796,406
2.00%, 05/31/21	3,034,000	3,001,053
2.63%, 06/15/21	9,500,000	9,533,955
1.13%, 06/30/21	4,000,000	3,872,422
2.13%, 06/30/21	1,512,000	1,499,863
2.63%, 07/15/21	14,500,000	14,553,809
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.13%, 07/31/21	6,500,000	6,282,148
2.25%, 07/31/21	3,000,000	2,984,121
2.13%, 08/15/21	13,421,900	13,303,148
2.75%, 08/15/21	2,650,000	2,668,374
1.13%, 08/31/21	5,100,000	4,923,891
2.00%, 08/31/21	3,750,000	3,704,297
2.75%, 09/15/21	4,000,000	4,028,438
1.13%, 09/30/21	2,900,000	2,797,142
2.13%, 09/30/21	6,250,000	6,192,139
2.88%, 10/15/21	12,200,000	12,330,578
1.25%, 10/31/21	4,550,000	4,399,281
2.00%, 10/31/21	3,000,000	2,962,148
2.00%, 11/15/21 (c)	9,300,000	9,182,660
2.88%, 11/15/21	12,000,000	12,135,234
1.75%, 11/30/21	8,100,000	7,938,633
1.88%, 11/30/21 (c)	8,000,000	7,870,469
2.63%, 12/15/21	3,000,000	3,013,828
2.00%, 12/31/21	7,500,000	7,399,219
2.13%, 12/31/21	5,750,000	5,694,746
1.50%, 01/31/22 (c)	6,300,000	6,121,582
1.88%, 01/31/22	8,500,000	8,350,586
2.00%, 02/15/22	8,600,000	8,481,078
1.75%, 02/28/22	7,500,000	7,338,281
1.88%, 02/28/22	8,600,000	8,445,973
1.75%, 03/31/22 (c)	6,050,000	5,915,766
1.88%, 03/31/22 (c)	8,500,000	8,342,617
1.75%, 04/30/22	6,000,000	5,862,422
1.88%, 04/30/22	9,724,000	9,540,156
1.75%, 05/15/22	5,000,000	4,884,082
1.75%, 05/31/22	8,000,000	7,812,031
1.88%, 05/31/22 (c)	6,500,000	6,373,555
1.75%, 06/30/22	10,500,000	10,248,164
2.13%, 06/30/22	9,000,000	8,895,234
1.88%, 07/31/22	6,000,000	5,876,953
2.00%, 07/31/22	6,500,000	6,394,502
1.63%, 08/15/22 (c)	18,911,000	18,352,535
1.63%, 08/31/22	8,500,000	8,246,992
1.88%, 08/31/22	9,000,000	8,809,453
1.75%, 09/30/22	6,250,000	6,086,426
1.88%, 09/30/22	8,500,000	8,317,051
1.88%, 10/31/22	8,000,000	7,823,125
2.00%, 10/31/22	9,000,000	8,842,148
1.63%, 11/15/22 (c)	7,677,000	7,434,245
2.00%, 11/30/22 (c)	17,000,000	16,694,531
2.13%, 12/31/22 (c)	29,000,000	28,598,418
1.75%, 01/31/23	9,300,000	9,032,988
2.38%, 01/31/23	10,500,000	10,453,857
2.00%, 02/15/23	12,894,000	12,646,445
1.50%, 02/28/23 (c)	7,500,000	7,207,324
2.63%, 02/28/23	7,500,000	7,539,697
1.50%, 03/31/23 (c)	7,000,000	6,721,230
2.50%, 03/31/23	8,100,000	8,102,689
1.63%, 04/30/23	8,000,000	7,716,406
2.75%, 04/30/23	7,700,000	7,781,060
1.75%, 05/15/23 (c)	10,500,000	10,177,617
1.63%, 05/31/23 (c)	9,300,000	8,962,148
2.75%, 05/31/23	15,500,000	15,671,650
1.38%, 06/30/23	5,500,000	5,237,998
2.63%, 06/30/23	23,000,000	23,124,883
1.25%, 07/31/23	6,250,000	5,912,720
2.75%, 07/31/23	2,900,000	2,931,379
2.50%, 08/15/23	17,176,000	17,176,671
1.38%, 08/31/23	6,000,000	5,703,753
2.75%, 08/31/23	4,000,000	4,045,547
1.38%, 09/30/23 (c)	6,750,000	6,408,812
2.88%, 09/30/23	25,500,000	25,918,359
1.63%, 10/31/23	7,750,000	7,440,454
2.88%, 10/31/23	3,000,000	3,050,332

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.75%, 11/15/23 (c)	13,296,000	13,445,840
2.13%, 11/30/23	6,250,000	6,138,672
2.88%, 11/30/23	17,500,000	17,807,617
2.25%, 12/31/23	4,750,000	4,690,996
2.63%, 12/31/23	11,800,000	11,862,918
2.25%, 01/31/24	4,700,000	4,640,148
2.75%, 02/15/24 (c)	10,119,000	10,230,467
2.13%, 02/29/24	6,250,000	6,131,592
2.13%, 03/31/24	7,250,000	7,108,823
2.00%, 04/30/24 (c)	5,500,000	5,356,270
2.50%, 05/15/24 (c)	15,730,000	15,705,729
2.00%, 05/31/24 (c)	6,300,000	6,131,303
2.00%, 06/30/24	6,250,000	6,079,224
2.13%, 07/31/24	7,000,000	6,849,609
2.38%, 08/15/24	14,500,000	14,371,426
1.88%, 08/31/24	9,000,000	8,687,637
2.13%, 09/30/24	8,500,000	8,308,418
2.25%, 10/31/24	8,250,000	8,114,487
2.25%, 11/15/24 (c)	18,200,000	17,892,164
2.13%, 11/30/24	7,000,000	6,834,297
2.25%, 12/31/24	9,500,000	9,336,162
2.50%, 01/31/25	7,000,000	6,974,434
2.00%, 02/15/25 (c)	16,800,000	16,256,625
2.75%, 02/28/25	6,900,000	6,971,561
2.63%, 03/31/25	3,050,000	3,059,710
2.88%, 04/30/25	4,000,000	4,070,391
2.13%, 05/15/25 (c)	15,612,400	15,197,696
2.88%, 05/31/25	7,300,000	7,427,607
2.75%, 06/30/25	8,000,000	8,082,344
2.88%, 07/31/25	5,500,000	5,597,646
2.00%, 08/15/25 (c)	22,700,000	21,890,869
2.75%, 08/31/25	9,750,000	9,847,500
3.00%, 09/30/25	13,700,000	14,054,273
3.00%, 10/31/25	3,000,000	3,078,223
2.25%, 11/15/25 (c)	14,900,000	14,575,226
2.88%, 11/30/25	7,700,000	7,839,562
2.63%, 12/31/25	7,000,000	7,017,227
1.63%, 02/15/26 (c)	13,000,000	12,172,773
1.63%, 05/15/26 (c)	12,911,000	12,060,185
1.50%, 08/15/26 (c)	18,750,000	17,297,616
2.00%, 11/15/26 (c)	11,000,000	10,503,711
2.25%, 02/15/27 (c)	18,750,000	18,212,402
2.38%, 05/15/27	13,750,000	13,466,138
2.25%, 08/15/27	15,300,000	14,811,117
2.25%, 11/15/27 (c)	18,800,000	18,165,867
2.75%, 02/15/28	19,850,000	19,957,392
2.88%, 05/15/28	28,800,000	29,248,313
2.88%, 08/15/28	13,900,000	14,117,730
3.13%, 11/15/28	15,500,000	16,080,342
Total Treasuries
(Cost $2,161,272,743)		2,142,694,291

Government Related 6.0% of net assets

Agency 2.8%
Foreign 1.4%
Austria 0.0%
Oesterreichische Kontrollbank AG
1.38%, 02/10/20	1,000,000	986,418
1.88%, 01/20/21	1,000,000	985,434
		1,971,852
Security Rate, Maturity Date	Face Amount ($)	Value ($)
British Virgin 0.0%
CNOOC Finance 2013 Ltd.
3.00%, 05/09/23	750,000	724,913
Canada 0.1%
CNOOC Nexen Finance 2014 ULC
4.25%, 04/30/24	500,000	507,734
4.88%, 04/30/44	500,000	530,058
Export Development Canada
1.63%, 01/17/20	1,000,000	990,175
1.75%, 07/21/20	2,000,000	1,974,001
Nexen Energy ULC
5.88%, 03/10/35	600,000	693,757
6.40%, 05/15/37	1,000,000	1,222,246
		5,917,971
China 0.0%
Agricultural Bank of China Ltd.
2.75%, 05/21/20	250,000	248,132
Industrial & Commercial Bank of China Ltd.
2.64%, 05/26/21	250,000	244,604
		492,736
Colombia 0.1%
Ecopetrol S.A.
5.88%, 09/18/23	300,000	313,503
5.38%, 06/26/26 (a)	2,500,000	2,521,875
5.88%, 05/28/45	250,000	236,992
		3,072,370
Germany 0.6%
FMS Wertmanagement
2.00%, 08/01/22 (i)	500,000	488,810
Kreditanstalt fuer Wiederaufbau
4.00%, 01/27/20 (i)	1,500,000	1,522,214
1.75%, 03/31/20 (i)	2,500,000	2,474,326
1.50%, 04/20/20 (i)	2,700,000	2,662,003
1.63%, 05/29/20 (i)	1,000,000	986,315
1.88%, 06/30/20 (i)	1,000,000	989,158
2.75%, 09/08/20 (i)	1,000,000	1,001,841
1.88%, 12/15/20 (i)	500,000	492,844
1.63%, 03/15/21 (i)	1,000,000	979,439
2.63%, 04/12/21 (i)	1,500,000	1,501,289
1.50%, 06/15/21 (i)	2,000,000	1,948,147
2.38%, 08/25/21 (i)	1,500,000	1,492,159
2.63%, 01/25/22 (i)	500,000	500,122
2.13%, 03/07/22 (i)	1,000,000	985,085
2.13%, 06/15/22 (i)	1,500,000	1,475,567
2.00%, 09/29/22 (i)	3,000,000	2,933,429
2.00%, 10/04/22 (i)	250,000	244,432
2.38%, 12/29/22 (i)	750,000	742,756
2.50%, 11/20/24 (i)	3,500,000	3,456,646
2.88%, 04/03/28 (i)	1,000,000	1,004,548
Landwirtschaftliche Rentenbank
2.25%, 10/01/21 (i)	1,000,000	990,836
2.00%, 01/13/25 (i)	500,000	478,105
2.38%, 06/10/25 (i)	500,000	487,728
1.75%, 07/27/26 (i)	500,000	465,040
2.50%, 11/15/27 (i)	500,000	487,352
		30,790,191

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Japan 0.2%
Japan Bank for International Cooperation
1.75%, 05/28/20	1,000,000	986,661
2.13%, 07/21/20	750,000	742,709
2.13%, 11/16/20	500,000	493,736
1.50%, 07/21/21	250,000	242,081
2.50%, 06/01/22	250,000	246,553
2.38%, 07/21/22	1,500,000	1,474,951
2.38%, 11/16/22	2,300,000	2,258,951
3.25%, 07/20/23	250,000	253,475
2.25%, 11/04/26	1,000,000	942,574
2.88%, 06/01/27	250,000	244,694
2.75%, 11/16/27	1,200,000	1,161,345
3.25%, 07/20/28	750,000	752,242
Japan International Cooperation Agency
2.13%, 10/20/26	200,000	186,679
		9,986,651
Mexico 0.2%
Petroleos Mexicanos
5.50%, 01/21/21	650,000	648,680
4.88%, 01/24/22	350,000	341,600
3.50%, 01/30/23	1,500,000	1,361,250
4.63%, 09/21/23	1,750,000	1,646,750
4.88%, 01/18/24	1,750,000	1,635,375
4.50%, 01/23/26	750,000	648,375
6.88%, 08/04/26	1,500,000	1,461,750
6.50%, 03/13/27	500,000	471,250
6.63%, 06/15/35	500,000	439,000
6.50%, 06/02/41	250,000	207,625
6.38%, 01/23/45	1,000,000	808,750
5.63%, 01/23/46 (d)	250,000	190,473
6.75%, 09/21/47	2,250,000	1,866,127
6.35%, 02/12/48	1,203,000	968,415
		12,695,420
Norway 0.1%
Equinor A.S.A.
3.15%, 01/23/22	750,000	748,327
2.45%, 01/17/23	500,000	486,088
3.70%, 03/01/24	400,000	407,745
3.25%, 11/10/24	150,000	149,491
4.25%, 11/23/41	1,000,000	994,191
		2,785,842
Republic of Korea 0.1%
Export-Import Bank of Korea
5.13%, 06/29/20	1,000,000	1,030,908
4.38%, 09/15/21	1,100,000	1,131,911
2.75%, 01/25/22	200,000	196,896
5.00%, 04/11/22	500,000	526,060
2.88%, 01/21/25	1,250,000	1,195,226
3.25%, 11/10/25	2,000,000	1,944,520
Korea Development Bank
2.25%, 05/18/20	500,000	494,679
		6,520,200
Sweden 0.0%
Svensk Exportkredit AB
1.75%, 05/18/20	250,000	246,932
1.75%, 03/10/21	750,000	735,955
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.88%, 05/22/21	250,000	251,416
2.38%, 03/09/22	900,000	890,669
		2,124,972
		77,083,118
U.S. 1.4%
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	200,000	194,056
4.38%, 05/02/28	250,000	254,602
Fannie Mae
1.63%, 01/21/20	1,300,000	1,287,195
1.50%, 07/30/20	3,600,000	3,541,021
1.50%, 11/30/20	300,000	294,110
1.88%, 12/28/20	250,000	246,848
1.38%, 02/26/21	1,500,000	1,463,912
1.38%, 10/07/21	1,000,000	970,328
2.00%, 01/05/22	250,000	246,408
1.88%, 04/05/22	3,000,000	2,941,008
2.38%, 01/19/23	3,000,000	2,979,261
2.13%, 04/24/26	6,000,000	5,720,766
1.88%, 09/24/26	2,000,000	1,862,886
7.13%, 01/15/30 (c)	527,000	726,220
7.25%, 05/15/30	1,000,000	1,391,285
6.63%, 11/15/30	1,200,000	1,610,636
5.63%, 07/15/37	1,000,000	1,320,353
Federal Farm Credit Bank
1.95%, 11/02/21	1,250,000	1,228,930
1.92%, 04/19/22 (a)	1,500,000	1,466,409
Federal Home Loan Bank
1.88%, 03/13/20	1,000,000	991,562
2.63%, 05/28/20	3,800,000	3,806,008
1.75%, 06/12/20	1,000,000	988,604
1.75%, 07/13/20 (a)	250,000	246,689
2.63%, 10/01/20	2,500,000	2,503,677
1.38%, 02/18/21	1,000,000	977,062
1.13%, 07/14/21	1,000,000	966,123
3.00%, 10/12/21	1,000,000	1,013,159
1.88%, 11/29/21	1,750,000	1,719,130
2.38%, 06/10/22	400,000	396,859
2.13%, 03/10/23	250,000	245,023
2.88%, 06/14/24	1,075,000	1,081,651
5.38%, 08/15/24	1,750,000	1,982,123
3.25%, 11/16/28	1,500,000	1,527,229
5.50%, 07/15/36	400,000	515,241
Freddie Mac
1.38%, 04/20/20	1,000,000	984,987
1.38%, 05/01/20	3,750,000	3,692,572
2.38%, 02/16/21	8,000,000	7,974,688
1.13%, 08/12/21	1,000,000	966,177
2.38%, 01/13/22 (c)	5,351,000	5,332,015
6.75%, 09/15/29	500,000	668,095
6.75%, 03/15/31 (c)	564,000	767,856
6.25%, 07/15/32	700,000	936,051
Private Export Funding Corp.
2.30%, 09/15/20	2,000,000	1,985,334
Tennessee Valley Authority
2.88%, 09/15/24	2,000,000	2,013,686
6.75%, 11/01/25	488,000	600,491
2.88%, 02/01/27	500,000	495,341
5.25%, 09/15/39	750,000	941,185
4.63%, 09/15/60	100,000	121,652
		76,186,504
		153,269,622

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Local Authority 0.9%
Foreign 0.3%
Canada 0.3%
Hydro-Quebec
8.05%, 07/07/24 (c)	1,160,000	1,441,868
Province of Alberta Canada
3.35%, 11/01/23	250,000	254,731
3.30%, 03/15/28	1,500,000	1,516,906
Province of British Columbia
2.65%, 09/22/21	250,000	249,853
2.00%, 10/23/22	450,000	438,512
2.25%, 06/02/26	300,000	287,251
Province of Manitoba
2.05%, 11/30/20	250,000	246,459
2.13%, 05/04/22	250,000	244,242
2.13%, 06/22/26	750,000	703,222
Province of Ontario
4.40%, 04/14/20	750,000	766,077
1.88%, 05/21/20	250,000	247,211
2.55%, 02/12/21	1,000,000	996,523
2.50%, 09/10/21	1,000,000	992,871
2.40%, 02/08/22	250,000	246,677
2.45%, 06/29/22	1,500,000	1,478,748
3.40%, 10/17/23	500,000	510,463
3.20%, 05/16/24	500,000	506,778
Province of Quebec
2.75%, 08/25/21	500,000	500,384
2.38%, 01/31/22	750,000	741,394
2.63%, 02/13/23	250,000	247,989
7.13%, 02/09/24	1,000,000	1,191,020
2.88%, 10/16/24	1,000,000	999,012
7.50%, 09/15/29	168,000	233,388
		15,041,579
		15,041,579
U.S. 0.6%
American Municipal Power, Inc.
RB (Build America Bonds) Series 2010
6.27%, 02/15/50	300,000	373,203
RB (Build America Bonds) Series 2010
8.08%, 02/15/50	250,000	398,423
Bay Area Toll Authority
RB (Build America Bonds) Series 2010S1
7.04%, 04/01/50	500,000	712,485
RB (Build America Bonds) Series 2010S3
6.91%, 10/01/50	1,100,000	1,568,424
California
GO (Build America Bonds) Series 2009
7.50%, 04/01/34	1,350,000	1,843,371
GO (Build America Bonds) Series 2009
7.55%, 04/01/39	1,400,000	2,010,386
GO (Build America Bonds) Series 2009
7.30%, 10/01/39	1,350,000	1,857,343
GO (Build America Bonds) Series 2009
7.35%, 11/01/39	1,465,000	2,026,989
City of Chicago IL
GO Bonds Series 2012
5.43%, 01/01/42	350,000	311,028
City of New York NY
GO Bonds Series 2010
6.25%, 06/01/35 (a)	750,000	781,275
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Commonwealth of Massachusetts
Series D
4.50%, 08/01/31	400,000	428,712
GO (Build America Bonds) Series 2009
5.46%, 12/01/39 (c)	100,000	121,445
Commonwealth of Massachusetts Transportation Fund Revenue
RB (Build America Bonds) Series 2010
5.73%, 06/01/40	200,000	244,504
Connecticut
GO Bonds Series 2008A
5.85%, 03/15/32	700,000	802,277
Dallas County Hospital District
GO (Build America Bonds) Series C
5.62%, 08/15/44	150,000	182,024
Dallas Independent School District
GO (Build America Bonds) Series 2010C
6.45%, 02/15/35 (a)	350,000	374,038
District of Columbia
Series E
5.59%, 12/01/34	350,000	416,209
Florida State Board of Administration Finance Corp.
Series A
2.64%, 07/01/21	100,000	99,640
Grand Parkway Transportation Corp.
RB Series 2013E
5.18%, 10/01/42	200,000	235,520
Illinois
GO Bonds (Pension Funding) Series 2003
4.95%, 06/01/23	550,000	558,723
GO Bonds (Pension Funding) Series 2003
5.10%, 06/01/33	1,980,000	1,890,860
Los Angeles Department of Water & Power Power System Revenue
RB (Build America Bonds) Series 2010
6.57%, 07/01/45	250,000	347,638
Los Angeles Unified School District
GO (Build America Bonds) Series 2009
5.76%, 07/01/29	300,000	347,682
GO (Build America Bonds) Series 2010
6.76%, 07/01/34 (c)	450,000	580,207
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd
RB (Vanderbilt Univ Medical Center) Series 2016 B
4.05%, 07/01/26 (a)	800,000	819,432
Metropolitan Transportation Authority
RB (Build America Bonds) Series E
6.81%, 11/15/40	650,000	865,332
New Jersey Transportation Trust Fund Authority
RB (Build America Bonds) Series 2010C
5.75%, 12/15/28	900,000	978,507
New Jersey Turnpike Authority
RB (Build America Bonds) Series 2010A
7.10%, 01/01/41	500,000	684,665
New York City Municipal Water Finance Authority
Water System RB (Build America Bonds) Series 2009
5.75%, 06/15/41 (c)	200,000	250,806
Water System RB (Build America Bonds)
6.01%, 06/15/42	250,000	323,568
Water System RB (Build America Bonds) Series 2011CC
5.88%, 06/15/44	250,000	321,495
New York City Transitional Finance Authority
RB (Build America Bonds) Series 2011A1
5.51%, 08/01/37	200,000	235,358

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
North Texas Tollway Authority
RB (Build America Bonds) Series 2009B
6.72%, 01/01/49	250,000	344,993
Oregon
GO Bonds (Pension Funding) Series 2003
5.89%, 06/01/27	500,000	581,130
Oregon School Boards Association
Series B
5.55%, 06/30/28	250,000	286,543
Port Authority of New York & New Jersey
Consolidated Bonds 168th Series
4.93%, 10/01/51	250,000	287,110
Consolidated Bonds 174th Series
4.46%, 10/01/62	1,150,000	1,174,403
San Diego County Regional Transportation Commission
RB (Build America Bonds) Series 2010A
5.91%, 04/01/48	300,000	399,339
San Diego County Water Authority Financing Corp.
RB (Build America Bonds) Series 2010B
6.14%, 05/01/49	350,000	460,036
San Jose Redevelopment Agency Successor Agency
Series A
3.38%, 08/01/34 (a)	1,500,000	1,414,860
Texas
GO Mobility Fund Bonds (Build America Bonds) Series 2009A
5.52%, 04/01/39	750,000	933,367
GO (Build America Bonds) Series 2010A
4.68%, 04/01/40	500,000	562,395
Texas Transportation Commission
RB (Build America Bonds) Series B
5.18%, 04/01/30	1,130,000	1,285,612
University of California
RB Series AS
5.95%, 05/15/45	250,000	311,215
RB Series AD
4.86%, 05/15/12	250,000	263,550
Utah
GO (Build America Bonds) Series D
4.55%, 07/01/24	850,000	896,350
GO (Build America Bonds) Series B
3.54%, 07/01/25	525,000	538,057
Wisconsin
RB Series A
5.70%, 05/01/26	745,000	828,626
		33,559,155
		48,600,734

Sovereign 0.9%
Chile 0.1%
Chile Government International Bond
2.25%, 10/30/22	300,000	289,170
3.13%, 03/27/25	900,000	876,186
3.24%, 02/06/28 (a)	1,500,000	1,443,000
3.63%, 10/30/42	100,000	91,951
3.86%, 06/21/47	250,000	233,875
		2,934,182
Colombia 0.1%
Colombia Government International Bond
4.38%, 07/12/21	1,000,000	1,016,750
4.00%, 02/26/24 (a)	450,000	446,062
4.50%, 01/28/26 (a)	1,000,000	1,001,875
3.88%, 04/25/27 (a)	450,000	430,313
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.50%, 03/15/29 (a)	200,000	198,000
7.38%, 09/18/37	550,000	667,287
6.13%, 01/18/41	750,000	811,875
5.63%, 02/26/44 (a)	1,500,000	1,550,250
5.00%, 06/15/45 (a)	350,000	334,075
		6,456,487
Hungary 0.1%
Hungary Government International Bond
6.38%, 03/29/21	1,500,000	1,585,312
5.38%, 02/21/23	1,000,000	1,061,250
5.75%, 11/22/23	1,000,000	1,082,955
7.63%, 03/29/41	250,000	351,281
		4,080,798
Indonesia 0.0%
Indonesia Government International Bond
4.10%, 04/24/28	500,000	487,082
4.35%, 01/11/48	500,000	457,561
		944,643
Israel 0.0%
Israel Government International Bond
2.88%, 03/16/26	500,000	482,350
3.25%, 01/17/28	500,000	491,055
4.50%, 01/30/43	500,000	518,070
4.13%, 01/17/48	250,000	245,388
		1,736,863
Italy 0.0%
Italy Government International Bond
6.88%, 09/27/23	1,000,000	1,094,200
5.38%, 06/15/33	500,000	527,431
		1,621,631
Mexico 0.2%
Mexico Government International Bond
3.50%, 01/21/21	650,000	647,936
3.63%, 03/15/22	2,400,000	2,377,008
8.00%, 09/24/22	100,000	114,433
4.00%, 10/02/23	600,000	597,969
4.13%, 01/21/26	500,000	490,313
4.15%, 03/28/27	1,000,000	968,410
3.75%, 01/11/28	250,000	234,440
8.30%, 08/15/31	150,000	194,829
6.05%, 01/11/40	550,000	583,550
4.75%, 03/08/44	3,250,000	2,962,375
5.55%, 01/21/45	800,000	811,400
4.60%, 01/23/46	1,200,000	1,067,100
4.35%, 01/15/47	400,000	344,300
5.75%, 10/12/10	500,000	471,875
		11,865,938
Panama 0.1%
Panama Government International Bond
5.20%, 01/30/20	600,000	613,431
4.00%, 09/22/24 (a)	500,000	505,505
3.75%, 03/16/25 (a)	750,000	744,758
6.70%, 01/26/36	650,000	796,250
4.50%, 05/15/47	200,000	195,000
4.50%, 04/16/50 (a)	1,000,000	960,000
		3,814,944

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Peru 0.1%
Peruvian Government International Bond
7.35%, 07/21/25	1,000,000	1,217,500
4.13%, 08/25/27	750,000	776,250
5.63%, 11/18/50	750,000	882,375
		2,876,125
Philippines 0.1%
Philippine Government International Bond
4.00%, 01/15/21	800,000	808,220
4.20%, 01/21/24	1,300,000	1,338,748
9.50%, 10/21/24	500,000	648,528
5.50%, 03/30/26	600,000	668,226
9.50%, 02/02/30	500,000	737,201
7.75%, 01/14/31	350,000	472,442
6.38%, 01/15/32	350,000	432,154
6.38%, 10/23/34	250,000	314,075
3.95%, 01/20/40	1,500,000	1,473,186
3.70%, 02/02/42	700,000	665,008
		7,557,788
Poland 0.0%
Poland Government International Bond
5.13%, 04/21/21	850,000	887,889
5.00%, 03/23/22	500,000	526,773
3.00%, 03/17/23	300,000	296,544
4.00%, 01/22/24	250,000	256,307
		1,967,513
Republic of Korea 0.0%
Korea International Bond
3.88%, 09/11/23	600,000	618,231
2.75%, 01/19/27	250,000	240,219
3.50%, 09/20/28	200,000	201,531
4.13%, 06/10/44	200,000	212,402
		1,272,383
Uruguay 0.1%
Uruguay Government International Bond
4.50%, 08/14/24	250,000	254,963
4.38%, 10/27/27	500,000	501,742
7.63%, 03/21/36	800,000	1,046,960
4.13%, 11/20/45	150,000	134,625
5.10%, 06/18/50	900,000	886,725
4.98%, 04/20/55	600,000	572,106
		3,397,121
		50,526,416

Supranational* 1.4%
African Development Bank
1.88%, 03/16/20	450,000	445,179
2.38%, 09/23/21	1,500,000	1,490,841
2.13%, 11/16/22	1,500,000	1,472,658
Asian Development Bank
1.75%, 01/10/20	1,000,000	991,700
1.50%, 01/22/20	500,000	494,527
1.63%, 05/05/20	1,000,000	987,312
1.63%, 03/16/21	500,000	490,325
2.00%, 02/16/22	3,000,000	2,946,128
1.75%, 09/13/22	3,275,000	3,171,833
2.00%, 01/22/25	1,650,000	1,582,773
2.00%, 04/24/26	500,000	474,189
2.63%, 01/12/27	1,300,000	1,282,925
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.50%, 11/02/27	250,000	243,107
2.75%, 01/19/28	250,000	247,343
Corp. Andina de Fomento
2.13%, 09/27/21	1,000,000	971,920
4.38%, 06/15/22	550,000	570,598
Council of Europe Development Bank
1.88%, 01/27/20	200,000	198,494
1.63%, 03/10/20	500,000	494,321
1.63%, 03/16/21	500,000	489,669
European Bank for Reconstruction & Development
1.50%, 03/16/20	1,100,000	1,085,920
2.00%, 02/01/21	500,000	494,232
1.88%, 07/15/21	500,000	491,198
1.50%, 11/02/21	1,100,000	1,067,198
European Investment Bank
1.63%, 03/16/20	3,400,000	3,361,486
1.38%, 06/15/20	750,000	737,038
2.88%, 09/15/20	1,350,000	1,352,339
1.63%, 12/15/20	1,000,000	981,484
2.00%, 03/15/21	1,500,000	1,481,981
2.50%, 04/15/21	1,000,000	998,361
2.38%, 05/13/21	650,000	646,784
2.88%, 12/15/21	1,000,000	1,007,946
2.25%, 03/15/22	1,500,000	1,482,856
2.38%, 06/15/22	1,650,000	1,631,263
2.25%, 08/15/22	250,000	246,860
2.50%, 03/15/23	1,600,000	1,589,296
2.88%, 08/15/23	1,000,000	1,008,110
3.13%, 12/14/23	1,750,000	1,786,481
3.25%, 01/29/24	1,350,000	1,384,362
2.50%, 10/15/24	500,000	494,001
1.88%, 02/10/25	1,250,000	1,186,399
2.13%, 04/13/26	1,100,000	1,052,469
Inter-American Development Bank
3.88%, 02/14/20	950,000	963,162
1.63%, 05/12/20	1,700,000	1,678,537
2.13%, 11/09/20	650,000	644,108
1.88%, 03/15/21	4,600,000	4,533,088
2.13%, 01/18/22	750,000	739,537
2.50%, 01/18/23	1,000,000	994,352
2.38%, 07/07/27	1,100,000	1,062,395
3.13%, 09/18/28	1,500,000	1,534,762
4.38%, 01/24/44	500,000	592,439
International Bank for Reconstruction & Development
1.63%, 09/04/20	500,000	492,150
2.13%, 11/01/20	1,000,000	991,665
1.63%, 03/09/21	250,000	245,134
1.38%, 05/24/21	1,800,000	1,751,067
2.25%, 06/24/21	3,000,000	2,978,043
2.00%, 01/26/22	3,450,000	3,390,898
1.63%, 02/10/22	500,000	484,952
1.88%, 10/07/22	2,250,000	2,189,979
7.63%, 01/19/23	500,000	593,854
3.00%, 09/27/23	250,000	255,003
2.50%, 11/25/24	1,000,000	990,497
2.50%, 07/29/25	2,750,000	2,708,832
1.88%, 10/27/26	1,000,000	936,440
4.75%, 02/15/35	350,000	421,303
International Finance Corp.
1.75%, 03/30/20	500,000	494,623
1.63%, 07/16/20	1,000,000	985,582
1.13%, 07/20/21	1,000,000	964,650
2.88%, 07/31/23	500,000	504,435

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Nordic Investment Bank
2.25%, 09/30/21	1,450,000	1,436,063
2.88%, 07/19/23	250,000	252,316
		80,423,772
Total Government Related
(Cost $338,582,844)		332,820,544

Securitized 30.6% of net assets

Asset-Backed Securities 0.6%
Automobile 0.3%
BMW Vehicle Owner Trust
Series 2018-A, Class A4, ABS
2.51%, 06/25/24 (a)	1,400,000	1,378,197
CarMax Auto Owner Trust
Series 2018-3, Class A3, ABS
3.13%, 06/15/23 (a)	1,400,000	1,407,102
Ford Credit Auto Owner Trust
Series 2017-B, Class A4, ABS
1.87%, 09/15/22 (a)	1,100,000	1,077,103
Series 2018-A, Class A4, ABS
3.16%, 10/15/23 (a)	1,000,000	1,007,018
Honda Auto Receivables Owner Trust
Series 2017-2, Class A4
1.87%, 09/15/23 (a)	4,740,000	4,659,006
Series 2017-3, Class A4, ABS
1.98%, 11/20/23 (a)	1,260,000	1,238,685
Nissan Auto Receivables Owner Trust
Series 2017-C, Class A4, ABS
2.28%, 02/15/24 (a)	900,000	882,595
Toyota Auto Receivables Owner Trust
Series 2017-D, Class A3, ABS
1.93%, 01/18/22 (a)	950,000	937,012
Series 2018-C, Class A4, ABS
3.13%, 02/15/24 (a)	1,200,000	1,209,366
		13,796,084
Credit Card 0.3%
American Express Credit Account Master Trust
Series 2017-3, Class A
1.77%, 11/15/22 (a)	955,000	941,569
Capital One Multi-Asset Execution Trust
Series 2017-A4, Class A4, ABS
1.99%, 07/17/23 (a)	3,350,000	3,299,192
Series 2017-A6, Class A6, ABS
2.29%, 07/15/25 (a)	2,370,000	2,317,101
Chase Issuance Trust
Series 2015-A4 Class A4
1.84%, 04/15/22 (a)	650,000	640,468
Citibank Credit Card Issuance Trust
Series 2018-A1, Class A1, ABS
2.49%, 01/20/23 (a)	1,700,000	1,687,044
Series 2014-A1 Class A1
2.88%, 01/23/23 (a)	1,175,000	1,174,886
Series 2018-A6, Class A6, ABS
3.21%, 12/07/24 (a)	1,150,000	1,163,202
Discover Card Execution Note Trust
Series 2015-A4 Class A4
2.19%, 04/17/23 (a)	3,400,000	3,367,107
Series 2018-A5, Class A5, ABS
3.32%, 03/15/24 (a)	285,000	288,637
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series 2017-A2, Class A2, ABS
2.39%, 07/15/24 (a)	1,363,000	1,342,971
Series 2018-A1, Class A1, ABS
3.03%, 08/15/25 (a)	100,000	100,354
World Financial Network Credit Card Master Trust
Series 2015-B Class A
2.55%, 06/17/24 (a)	620,000	614,734
		16,937,265
		30,733,349

Commercial Mortgage-Backed Securities 1.9%
Bank
Series 2017-BNK7, Class A5
3.44%, 09/15/60 (a)	1,000,000	981,969
CD Mortgage Trust
Series 2017-CD3, Class A4
3.63%, 02/10/50 (a)	1,715,000	1,721,581
CFCRE Commercial Mortgage Trust
Series 2016-C3 Class A3
3.87%, 01/10/48 (a)	4,725,000	4,793,197
Series 2016-C7, Class A3
3.84%, 12/10/54 (a)	1,425,000	1,440,129
Series 2016-C4 Class A4
3.28%, 05/10/58 (a)	1,000,000	978,413
Citigroup Commercial Mortgage Trust
Series 2013-GC17 Class A4
4.13%, 11/10/46 (a)	615,000	637,242
Series 2014-GC23 Class A4
3.62%, 07/10/47 (a)	1,000,000	1,011,923
Series 2014-GC25, Class A4
3.64%, 10/10/47 (a)	210,000	212,798
Series 2016-GC36 Class A5
3.62%, 02/10/49 (a)	3,100,000	3,112,549
Series 2017-P7, Class A4
3.71%, 04/14/50 (a)	500,000	503,376
Series 2017-C4, Class A4
3.47%, 10/12/50 (a)	1,300,000	1,285,870
COMM Mortgage Trust
Series 2012-LC4 Class A4
3.29%, 12/10/44 (a)	294,991	295,163
Series 2012-CR3 Class A3
2.82%, 10/15/45 (a)	254,855	251,067
Series 2012-CR4 Class A3
2.85%, 10/15/45 (a)	900,000	885,211
Series 2013-CR6, Class A4
3.10%, 03/10/46 (a)	4,950,000	4,926,820
Series 2014-CR14 Class A3
3.96%, 02/10/47 (a)	240,000	247,186
Series 2014-CR16 Class ASB
3.65%, 04/10/47 (a)	630,000	635,436
Series 2014-CR19 Class ASB
3.50%, 08/10/47 (a)	400,000	405,036
Series 2014-UBS4, Class A5
3.69%, 08/10/47 (a)	1,600,000	1,624,717
Series 2014-CR20 Class A3
3.33%, 11/10/47 (a)	1,550,000	1,544,809
Series 2014-CR21, Class A3
3.53%, 12/10/47 (a)	190,000	191,101
Series 2015-CR24 Class A5
3.70%, 08/10/48 (a)	400,000	405,231
Series 2015-LC23, Class A4
3.77%, 10/10/48 (a)	440,000	447,320
Series 2016-DC2, Class A5
3.77%, 02/10/49 (a)	100,000	101,198

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series 2015-PC1, Class ASB
3.61%, 07/10/50 (a)	2,225,000	2,255,694
Series 2015-PC1, Class A5
3.90%, 07/10/50 (a)	497,400	508,208
Series 2013-CR11 Class A3
3.98%, 08/10/50 (a)	450,000	463,790
Series 2013-CR11 Class A4
4.26%, 08/10/50 (a)	340,000	354,426
Commercial Mortgage Pass Through Certificates
Series 2016-CR28 Class A4
3.76%, 02/10/49 (a)	2,100,000	2,128,573
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4
3.72%, 08/15/48 (a)	300,000	303,454
Series 2015-C1 Class A4
3.51%, 04/15/50 (a)	308,000	309,265
CSMC Trust
Series 2016-NXSR, Class A4
3.79%, 12/15/49 (a)	100,000	100,856
Fannie Mae
Series 2010-M3 Class A3
4.33%, 03/25/20 (a)(e)(j)	104,262	105,264
Series 2014-M6 Class A2
2.68%, 05/25/21 (a)	556,266	554,257
Series 2015-M4 Class AV2
2.51%, 07/25/22 (a)	73,095	72,598
Series 2016-M3 Class ASQ2
2.26%, 02/25/23 (a)(e)(j)	60,435	59,549
Series 2014-M9 Class A2
3.10%, 07/25/24 (a)(e)(j)	492,000	495,897
Series 2015-M3 Class A2
2.72%, 10/25/24 (a)	550,000	540,855
Series 2015-M13 Class A2
2.71%, 06/25/25 (a)(e)(j)	150,000	146,824
Series 2016-M6 Class A2
2.49%, 05/25/26 (a)	2,600,000	2,475,120
Freddie Mac
Series K008 Class A2
3.53%, 06/25/20 (a)	140,600	141,374
Series K009 Class A2
3.81%, 08/25/20 (a)	500,000	504,993
Series K714 Class A2
3.03%, 10/25/20 (a)	760,012	759,938
Series K010 Class A2
4.33%, 10/25/20 (a)	305,000	312,022
Series K012 Class A2
4.18%, 12/25/20 (a)(e)(k)	1,021,000	1,044,414
Series K013 Class A2
3.97%, 01/25/21 (a)(e)(k)	492,000	500,245
Series K014 Class A2
3.87%, 04/25/21 (a)	706,282	719,138
Series K015 Class A2
3.23%, 07/25/21 (a)	525,000	528,881
Series K016 Class A2
2.97%, 10/25/21 (a)	494,466	495,551
Series K017 Class A2
2.87%, 12/25/21 (a)	99,739	99,767
Series K021, Class A1
1.60%, 01/25/22 (a)	107,491	105,524
Series K018, Class A2
2.79%, 01/25/22 (a)	150,000	149,764
Series K025 Class A1
1.88%, 04/25/22 (a)	242,751	238,968
Series K020 Class A2
2.37%, 05/25/22 (a)	385,000	379,646
Series K022 Class A2
2.36%, 07/25/22 (a)	1,200,000	1,180,325
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series K024 Class A2
2.57%, 09/25/22 (a)	800,000	791,849
Series K025 Class A2
2.68%, 10/25/22 (a)	511,000	507,664
Series K029 Class A1
2.84%, 10/25/22 (a)	78,852	78,635
Series K026 Class A2
2.51%, 11/25/22 (a)	550,000	542,485
Series K027 Class A2
2.64%, 01/25/23 (a)	1,705,000	1,687,893
Series K033 Class A1
2.87%, 02/25/23 (a)	93,320	93,272
Series K028 Class A2
3.11%, 02/25/23 (a)	250,000	251,952
Series K030 Class A2
3.25%, 04/25/23 (a)(e)(k)	850,000	860,712
Series K031 Class A2
3.30%, 04/25/23 (a)	2,925,000	2,971,213
Series K033 Class A2
3.06%, 07/25/23 (a)	1,540,000	1,548,261
Series K034, Class A2
3.53%, 07/25/23 (a)	150,000	153,665
Series K035 Class A2
3.46%, 08/25/23 (a)(e)(k)	450,000	459,514
Series K725, Class A2
3.00%, 01/25/24 (a)	1,300,000	1,302,555
Series K037 Class A2
3.49%, 01/25/24 (a)	600,000	614,254
Series K727, Class A2
2.95%, 07/25/24 (a)	665,000	664,747
Series K728, Class A2
3.06%, 08/25/24 (a)(e)(k)	3,700,000	3,714,670
Series K040 Class A2
3.24%, 09/25/24 (a)	750,000	758,595
Series K045 Class A1
2.49%, 11/25/24 (a)	423,250	417,320
Series K042, Class A2
2.67%, 12/25/24 (a)	100,000	98,095
Series K043, Class A2
3.06%, 12/25/24 (a)	750,000	750,884
Series K052, Class A1
2.60%, 01/25/25 (a)	243,044	240,454
Series K044, Class A2
2.81%, 01/25/25 (a)	1,015,000	1,002,356
Series K045 Class A2
3.02%, 01/25/25 (a)	400,000	399,364
Series K053, Class A1
2.55%, 02/25/25 (a)	555,047	547,312
Series K046 Class A2
3.21%, 03/25/25 (a)	750,000	755,839
Series K048 Class A2
3.28%, 06/25/25 (a)(e)(k)	838,000	848,274
Series K053, Class A2
3.00%, 12/25/25 (a)	950,000	943,398
Series K054, Class A2
2.75%, 01/25/26 (a)	300,000	293,029
Series K055, Class A2
2.67%, 03/25/26 (a)	750,000	728,036
Series K062, Class A2
3.41%, 12/25/26 (a)	3,000,000	3,039,240
Series K064, Class A2
3.22%, 03/25/27 (a)	107,000	106,971
Series K071, Class A2
3.29%, 11/25/27 (a)	1,000,000	999,173
Series K074, Class A2
3.60%, 01/25/28 (a)	1,875,000	1,918,276

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
GS Mortgage Securities Trust
Series 2011-GC5 Class A4
3.71%, 08/10/44 (a)	233,000	236,107
Series 2012-GC6 Class A3
3.48%, 01/10/45 (a)	597,743	604,520
Series 2012-GCJ7 Class A4
3.38%, 05/10/45 (a)	384,982	386,818
Series 2013-GC12 Class AAB
2.68%, 06/10/46 (a)	241,994	239,554
Series 2013-GC13 Class A5
4.05%, 07/10/46 (a)(e)(l)	649,000	673,804
Series 2013-GC14 Class A5
4.24%, 08/10/46 (a)	700,000	728,082
Series 2016-GS4, Class A4
3.44%, 11/10/49 (a)	365,000	361,116
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-C6 Class A3
3.51%, 05/15/45 (a)	337,978	339,830
Series 2012-CBX Class A4
3.48%, 06/15/45 (a)	423,741	424,967
Series 2011-C5 Class A3
4.17%, 08/15/46 (a)	267,218	272,721
Series 2014-C20 Class A4A1
3.54%, 07/15/47 (a)	800,000	805,252
Series 2014-C26 Class ASB
3.29%, 01/15/48 (a)	600,000	600,453
Series 2015-C29 Class A4
3.61%, 05/15/48 (a)	1,000,000	1,008,211
Series 2015-C28 Class A4
3.23%, 10/15/48 (a)	2,000,000	1,974,357
Series 2015-C32 Class A2
2.82%, 11/15/48 (a)	600,000	594,473
Series 2015-C33 Class A4
3.77%, 12/15/48 (a)	1,150,000	1,168,346
Series 2015-JP1 Class A4
3.65%, 01/15/49 (a)	600,000	605,541
JPMDB Commercial Mortgage Securities Trust
Series 2017-C5, Class A1
2.10%, 03/15/50 (a)	262,334	258,716
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5 Class A4
3.18%, 08/15/45 (a)	430,000	428,449
Series 2013-C10 Class A4
4.08%, 07/15/46 (a)(e)(l)	180,000	186,060
Series 2014-C16 Class A5
3.89%, 06/15/47 (a)	270,000	276,338
Series 2015-C24 Class ASB
3.48%, 05/15/48 (a)	1,000,000	1,009,983
Series 2013-C8, Class AS
3.38%, 12/15/48 (a)	80,000	79,816
Morgan Stanley Capital I Trust
Series 2012-C4 Class A4
3.24%, 03/15/45 (a)	300,000	299,534
Series 2011-C3, Class A4
4.12%, 07/15/49 (a)	100,000	102,324
UBS Commercial Mortgage Trust
Series 2017-C3, Class A4
3.43%, 08/15/50 (a)	500,000	491,499
Series 2017-C6, Class A5
3.58%, 12/15/50 (a)	1,000,000	992,733
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
2.85%, 12/10/45 (a)	500,000	494,786
Series 2013-C5 Class A4
3.18%, 03/10/46 (a)	1,850,000	1,851,270
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12 Class A4
4.22%, 07/15/46 (a)(e)(l)	640,000	664,966
Series 2015-C28, Class A3
3.29%, 05/15/48 (a)	1,210,000	1,197,814
Series 2015-C31 Class A3
3.43%, 11/15/48 (a)	500,000	498,151
Series 2015-P2, Class A4
3.81%, 12/15/48 (a)	1,500,000	1,534,886
Series 2016-NXS6, Class A4
2.92%, 11/15/49 (a)	150,000	143,116
Series 2014-LC16 Class A4
3.55%, 08/15/50 (a)	875,000	881,902
Series 2017-C40, Class A4
3.58%, 10/15/50 (a)	1,051,000	1,048,630
Series 2017-C41, Class A4
3.47%, 11/15/50 (a)	1,000,000	982,580
Series 2015-C30 Class A4
3.66%, 09/15/58 (a)	560,000	565,026
Series 2016-NXS5, Class A4
3.37%, 01/15/59 (a)	575,000	569,497
WFRBS Commercial Mortgage Trust
Series 2012-C7 Class A1
2.30%, 06/15/45 (a)	125,177	124,271
Series 2013-C14 Class A5
3.34%, 06/15/46 (a)	547,687	549,202
Series 2013-C15 Class A4
4.15%, 08/15/46 (a)(e)(l)	520,000	539,210
Series 2014-C19 Class A4
3.83%, 03/15/47 (a)	100,000	102,226
Series 2014-C20 Class ASB
3.64%, 05/15/47 (a)	1,780,000	1,806,274
Series 2013-C12 Class A4
3.20%, 03/15/48 (a)	881,000	878,313
		106,346,203

Covered 0.0%
Bank of Nova Scotia
1.85%, 04/14/20	500,000	494,397
1.88%, 04/26/21	500,000	488,357
Royal Bank of Canada
2.20%, 09/23/19	500,000	497,329
1.88%, 02/05/20	500,000	494,868
2.10%, 10/14/20	500,000	493,195
		2,468,146

Mortgage-Backed Securities Pass-Through 28.1%
Fannie Mae
4.00%, 02/01/24 to 12/01/48 (a)	126,776,267	129,748,060
4.00%, 04/01/24 to 05/01/41 (a)(c)	6,500,415	6,686,291
5.50%, 06/01/24 to 08/01/41 (a)	7,213,741	7,757,956
4.50%, 12/01/24 to 06/01/48 (a)	32,611,607	34,003,932
3.50%, 08/01/25 to 08/01/48 (a)	166,264,357	167,072,881
3.00%, 12/01/25 to 08/01/48 (a)	154,474,680	152,140,952
2.50%, 07/01/27 to 02/01/43 (a)	36,424,691	35,656,194
2.00%, 04/01/28 to 01/01/32 (a)	1,286,505	1,250,437
5.50%, 07/01/29 to 09/01/38 (a)(c)	1,060,486	1,140,674
6.00%, 12/01/32 to 07/01/41 (a)	3,530,505	3,851,285
5.00%, 09/01/33 to 09/01/39 (a)(c)	2,905,481	3,089,074
5.00%, 03/01/34 to 08/01/48 (a)	10,985,357	11,645,451
6.50%, 08/01/34 to 05/01/40 (a)	1,198,832	1,348,468
6.00%, 07/01/35 to 10/01/39 (a)(c)	1,107,987	1,204,921
4.50%, 04/01/39 to 04/01/41 (a)(c)	1,165,797	1,221,485
3.50%, 10/01/40 to 06/01/45 (a)(c)	17,720,525	17,797,614
3.00%, 07/01/43 to 10/01/46 (a)(c)	11,016,194	10,756,053

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Fannie Mae TBA
2.00%, 01/01/34 (a)(m)	3,000,000	2,871,387
2.50%, 01/01/34 to 01/01/49 (a)(m)	4,500,000	4,362,530
3.00%, 01/01/34 to 01/01/49 (a)(m)	7,000,000	6,903,330
3.50%, 01/01/34 to 01/01/49 (a)(m)	12,500,000	12,596,280
4.00%, 01/01/34 to 01/01/49 (a)(m)	23,500,000	23,965,586
4.50%, 01/01/49 (a)(m)	24,000,000	24,855,469
5.00%, 01/01/49 (a)(m)	4,000,000	4,190,313
Freddie Mac
2.00%, 08/01/23 to 12/01/31 (a)	1,405,202	1,375,843
4.00%, 03/01/24 to 10/01/48 (a)	72,164,765	73,869,138
4.50%, 05/01/24 to 06/01/48 (a)	20,821,586	21,698,048
5.50%, 05/01/24 to 02/01/40 (a)(c)	492,179	526,046
5.50%, 04/01/25 to 06/01/41 (a)	4,428,282	4,753,186
3.50%, 12/01/25 to 07/01/48 (a)	117,096,910	117,573,298
3.00%, 08/01/26 to 04/01/47 (a)	100,429,465	98,828,283
2.50%, 04/01/27 to 11/01/46 (a)	28,420,283	27,859,350
6.00%, 09/01/32 to 06/01/34 (a)(c)	226,440	246,058
6.00%, 07/01/33 to 06/01/39 (a)	2,707,669	2,960,120
6.50%, 12/01/33 (a)(c)	150,399	168,047
5.00%, 06/01/34 to 11/01/48 (a)	9,028,291	9,568,685
5.00%, 11/01/34 to 08/01/39 (a)(c)	1,046,498	1,109,681
6.50%, 02/01/36 to 09/01/39 (a)	220,988	252,446
4.50%, 05/01/39 to 07/01/39 (a)(c)	306,191	320,632
3.00%, 06/01/43 to 10/01/46 (a)(c)	9,099,641	8,889,300
4.00%, 05/01/44 (a)(c)	1,178,525	1,205,162
Freddie Mac TBA
2.00%, 01/01/34 (a)(m)	1,000,000	956,777
2.50%, 01/01/34 (a)(m)	500,000	488,066
3.00%, 01/01/34 to 01/01/49 (a)(m)	9,000,000	8,869,854
3.50%, 01/01/34 to 01/01/49 (a)(m)	14,500,000	14,591,879
4.00%, 01/01/34 to 01/01/49 (a)(m)	21,000,000	21,413,476
4.50%, 01/01/49 (a)(m)	14,000,000	14,493,477
Ginnie Mae
3.00%, 01/20/27 to 02/20/47 (a)	75,204,611	74,423,716
2.50%, 03/20/27 to 01/20/47 (a)	4,277,893	4,178,310
6.00%, 10/20/32 to 01/20/45 (a)	1,553,411	1,686,302
5.50%, 02/20/33 to 12/20/45 (a)	2,897,180	3,109,209
3.50%, 03/20/33 to 03/20/48 (a)	130,843,988	132,005,463
5.00%, 03/20/33 to 09/20/48 (a)	15,311,000	16,139,296
5.50%, 04/15/33 (a)(c)	168,679	183,340
5.00%, 05/15/33 to 07/20/39 (a)(c)	485,014	516,727
6.00%, 09/20/37 (a)(c)	206,977	221,851
4.50%, 01/20/39 to 08/20/48 (a)	31,120,866	32,488,160
4.50%, 03/20/39 (a)(c)	271,770	285,443
4.00%, 06/15/39 to 10/20/48 (a)	85,761,923	88,178,031
3.00%, 01/20/43 to 12/20/46 (a)(c)	31,391,223	31,007,992
3.50%, 08/20/44 to 07/20/46 (a)(c)	28,166,197	28,395,235
Ginnie Mae TBA
2.50%, 01/01/49 (a)(m)	1,500,000	1,436,719
3.00%, 01/01/49 (a)(m)	6,000,000	5,909,248
3.50%, 01/01/49 (a)(m)	10,500,000	10,566,133
4.00%, 01/01/49 (a)(m)	12,000,000	12,287,813
4.50%, 01/01/49 (a)(m)	16,000,000	16,558,437
		1,557,710,900
Total Securitized
(Cost $1,725,239,022)		1,697,258,598
Security	Number of Shares	Value ($)
Other Investment Company 0.8% of net assets

Money Market Fund 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.27% (n)	46,244,630	46,244,630
Total Other Investment Company
(Cost $46,244,630)		46,244,630

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.5% of net assets

Government Related 1.2%
Federal Home Loan Bank
2.28%, 01/02/19 (o)	50,000,000	49,996,847
2.28%, 01/03/19 (o)	15,000,000	14,998,104
		64,994,951

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
U.S. Treasury Obligations 1.3%
U.S. Treasury Bill
2.31%, 01/02/19 (o)	40,000,000	39,997,439
2.21%, 01/10/19 (o)	30,000,000	29,983,425
2.29%, 01/10/19 (o)	5,000,000	4,997,144
		74,978,008
Total Short-Term Investments
(Cost $139,972,959)		139,972,959
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(b)	Security converts to floating rate after the fixed-rate coupon period.
(c)	All or a portion of this security is held as collateral for delayed-delivery securities.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $16,483,038 or 0.3% of net assets.
(e)	Variable-rate security.
(f)	Interest rate is subject to adjustments from time to time if a nationally recognized statistical rating organization downgrades (or subsequently upgrades) the debt rating assigned to the bond.
(g)	On January 29, 2019, the issuer filed for bankruptcy. The security was subsequently sold.
(h)	Security is in default on interest payments.
(i)	Guaranteed by the Republic of Germany.
(j)	Variable rate is determined by formula set forth in the security’s offering documents and is affected by the MBS (Mortgage-Backed Securities) pass-through rate, which is the rate earned from a securitized asset pool once management fees and guarantee fees have been paid to the securitizing corporation.
(k)	Variable rate is determined by formula set forth in the security’s offering documents and is affected by the current WAC (Weighted Average Coupon), which is the weighted average gross interest rate of the securitized asset pool and is determined by the different speeds at which the underlying mortgages are paid down.
(l)	Security is a type of structured mortgage-backed security (MBS) that involves tranching (i.e. dividing) the underlying MBS pools’ cash flows into securities that have varying coupon and principal payback profiles. Tranches pay an investor an interest rate, which is determined by a formula set forth in the security’s offering documents. The floating interest rate may reset once a year and is generally tied to the London Interbank Offered Rate (LIBOR), the Constant Maturity Treasury (CMT), or the Cost of Funds Index (COFI). LIBOR is the interest rate banks charge each other for short-term loans. The CMT is an index published by the Federal Reserve Board to compute an index based on the monthly average yield of a range of Treasury securities maturing at different periods, adjusted to the equivalent of a one-year maturity. The COFI is a regional index of the average interest expenses paid by financial institutions on money market accounts, passbooks, CDs, and other liabilities. A variable interest rate can also be affected by the current WAC (Weighted Average Coupon), which is the weighted average gross interest rate of the securitized asset pool and is determined by the different speeds at which the underlying mortgages are paid down.
(m)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(n)	The rate shown is the 7-day yield.
(o)	The rate shown is the purchase yield.

CD —	Certificate of deposit
GO —	General obligation
LIBOR —	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans
RB —	Revenue bond
REIT —	Real Estate Investment Trust
TBA —	To-be-announced

Schwab Fixed-Income ETFs  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond ETF
Portfolio Holdings as of December 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Corporates [1]	$—	$1,335,487,460	$—	$1,335,487,460
Treasuries	—	2,142,694,291	—	2,142,694,291
Government Related[1]	—	332,820,544	—	332,820,544
Securitized [1]	—	1,697,258,598	—	1,697,258,598
Other Investment Company[1]	46,244,630	—	—	46,244,630
Short-Term Investments[1]	—	139,972,959	—	139,972,959
Total	$46,244,630	$5,648,233,852	$—	$5,694,478,482
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Fixed-Income ETFs  |  Annual Report
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Schwab U.S. Aggregate Bond ETF
Statement of Assets and Liabilities

As of December 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $5,791,525,485)		$5,694,478,482
Cash		754,792
Receivables:
Investments sold		51,905,825
Fund shares sold		55,515,678
Interest		33,775,171
Dividends	+	47,043
Total assets		5,836,476,991
Liabilities
Payables:
Investments bought		97,365,783
Investments bought — Delayed delivery		194,344,692
Investment adviser fees	+	183,759
Total liabilities		291,894,234
Net Assets
Total assets		5,836,476,991
Total liabilities	–	291,894,234
Net assets		$5,544,582,757
Net Assets by Source
Capital received from investors		5,693,638,265
Total distributable loss[1]		(149,055,508)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$5,544,582,757		109,600,000		$50.59

[1]	The SEC eliminated the requirement to disclose total distributable earnings by each of its components as previously disclosed as the previous presentation did not provide insight into the tax implications of distributions (see financial note 10 for additional information).

Schwab Fixed-Income ETFs  |  Annual Report
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Schwab U.S. Aggregate Bond ETF
Statement of Operations

For the period January 1, 2018 through December 31, 2018
Investment Income
Dividends		$405,271
Interest	+	139,049,653
Total investment income		139,454,924
Expenses
Investment adviser fees		2,058,950
Total expenses	–	2,058,950
Net investment income		137,395,974
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(26,769,578)
Net change in unrealized appreciation (depreciation) on investments	+	(106,172,649)
Net realized and unrealized losses		(132,942,227)
Increase in net assets resulting from operations		$4,453,747

Schwab Fixed-Income ETFs  |  Annual Report
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Schwab U.S. Aggregate Bond ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	1/1/18-12/31/18		1/1/17-12/31/17
Net investment income		$137,395,974	$88,885,573
Net realized losses		(26,769,578)	(906,970)
Net change in unrealized appreciation (depreciation)	+	(106,172,649)	39,801,062
Increase in net assets resulting from operations		4,453,747	127,779,665
Distributions to Shareholders1
Total distributions		($144,430,430)	($95,694,640)

Transactions in Fund Shares
		1/1/18-12/31/18		1/1/17-12/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		15,800,000	$798,783,725	30,800,000	$1,604,905,807
Shares redeemed	+	(800,000)	(39,917,780)	(400,000)	(20,744,738)
Net transactions in fund shares		15,000,000	$758,865,945	30,400,000	$1,584,161,069
Shares Outstanding and Net Assets
		1/1/18-12/31/18		1/1/17-12/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		94,600,000	$4,925,693,495	64,200,000	$3,309,447,401
Total increase	+	15,000,000	618,889,262	30,400,000	1,616,246,094
End of period[2]		109,600,000	$5,544,582,757	94,600,000	$4,925,693,495
[1]	For the period ended December 31, 2017, the fund distributed to shareholders $95,694,640 from net investment income. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018 (see financial note 10 for additional information).
[2]	End of period - Net assets include net investment income not yet distributed of $401,338 at December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Schwab Fixed-Income ETFs  |  Annual Report
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Schwab Fixed-Income ETFs
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab U.S. TIPS ETF	Schwab U.S. Dividend Equity ETF
Schwab Short-Term U.S. Treasury ETF	Schwab International Equity ETF
Schwab Intermediate-Term U.S. Treasury ETF	Schwab International Small-Cap Equity ETF
Schwab U.S. Aggregate Bond ETF	Schwab Emerging Markets Equity ETF
Schwab U.S. Broad Market ETF	Schwab U.S. REIT ETF
Schwab 1000 Index® ETF	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Large-Cap ETF	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Large-Cap Growth ETF	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. Large-Cap Value ETF	Schwab Fundamental International Large Company Index ETF
Schwab U.S. Mid-Cap ETF	Schwab Fundamental International Small Company Index ETF
Schwab U.S. Small-Cap ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
The funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares, typically 50,000 shares or more (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
Effective November 5, 2018, the funds adopted SEC Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Bonds and notes: Fixed income investments are generally valued using an evaluated price at the mid-point of the bid/ask spread provided by an approved, independent pricing service (mid-price). To determine the evaluated mid-price, a pricing service may use a variety of techniques and inputs. Techniques may include, but are not limited to, spread models that

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2. Significant Accounting Policies (continued):
calculate an investment-specific price relative to a benchmark or yield curve models that establish a price based on yields of comparable bonds along a range of maturities. Inputs differ by valuation approach and technique, as appropriate, and examples of inputs may include, but are not limited to, interest rates, market conditions, comparable bonds, market trades, projected cash flows, credit reviews and issuer news.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

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2. Significant Accounting Policies (continued):
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of December 31, 2018 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreements allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. Any expenses charged by the cash collateral fund are in addition to these fees.
As of December 31, 2018, the funds had no securities on loan.
Inflation-Protected Securities: The Schwab U.S. TIPS ETF invests in inflation-protected securities. Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-protected security will be included as an addition or reduction to interest income on the Statement of Operations, even though investors do not receive their principal until maturity.
TBA Commitments: The Schwab U.S. Aggregate Bond ETF may enter into “TBA” (to-be-announced) commitments to purchase or sell securities for a fixed price at a future date. Payments or proceeds of TBA commitments are not delivered until the contractual settlement date. Unsettled TBA commitments are valued at the current market value generally according to the procedures described above in the Security Valuation section. The fund’s use of TBA commitments may cause the fund to experience higher portfolio turnover and higher transaction costs.
Agency MBS and TBA Transactions: The Treasury Market Practices Group (TMPG) of the Federal Reserve Bank of New York recommended the margining of certain forward-settling Agency MBS transactions, including TBAs, to reduce counterparty credit risk. The TMPG recommended market participants exchange two-way variation margin on a regular basis. The Schwab U.S. Aggregate Bond ETF posts and receives variation margin with certain counterparties in instances where the unrealized gain/loss on such transactions exceeded certain pre-determined thresholds. The variation margin, if any, is disclosed on the Statement of Assets and Liabilities.
Delayed Delivery Transactions and When-Issued Securities: During the period, certain funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the funds’ Portfolio Holdings. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

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2. Significant Accounting Policies (continued):
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).
(e) Expenses:
Pursuant to the Amended and Restated Investment Advisory Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and the trust, the investment adviser will pay the operating expenses of each fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) U.S. Treasury, Agency Debt & Agency Mortgage-Backed Securities Charges:
Due to market conditions or other reasons, delivery of U.S. Treasury securities, agency debt and agency mortgage-backed securities may not occur on a timely basis. In these instances, a fund may fail to receive a security purchased causing the fund to be unable to deliver a security sold. The TMPG recommends voluntary fail charges when securities are not delivered as agreed by the parties. These fails charges are included in net realized gains (losses) on each fund’s Statement of Operations, if any.
(g) Distributions to Shareholders:
The funds make distributions from net investment income, if any, monthly and from net realized capital gains, if any, once a year.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In March 2017, the FASB issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management believes these changes will not have a material impact to the financial statements.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):
In August 2018, the FASB issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The funds are index funds. Therefore, the funds follow the securities included in an index during upturns as well as downturns. Because of their indexing strategy, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of each fund’s expenses, each fund’s performance may be below that of its respective index.
Interest Rate Risk. The funds’ investments in fixed-income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also may be low. Changes in interest rates also may affect a fund’s share price: a rise in interest rates could cause a fund’s share price to fall. The longer a fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates. The funds are currently subject to heightened levels of interest rate risk because of the continued economic recovery, along with the fact that the Federal Reserve Board ended its quantitative easing program in 2014, and has begun, and may continue, to raise interest rates.
Credit Risk. The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.
Inflation-Protected Security Risk. The value of inflation-protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
Sampling Index Tracking Risk. To the extent a fund uses sampling techniques, the fund may not fully replicate the index and may hold securities not included in the index. As a result, a fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund uses a sampling approach, it may not track the return of the index as well as it would if a fund purchased all of the securities in its index.
Tracking Error Risk. As index funds, the funds seek to track the performance of an index, although they may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

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3. Risk Factors (continued):
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Mortgage-Backed and Mortgage Pass-Through Securities Risk. With respect to the Schwab U.S. Aggregate Bond ETF, certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Transactions in mortgage pass-through securities often occur through TBA transactions, as described in the fund’s prospectus. Default by or bankruptcy of a counterparty to a TBA transaction could expose the fund to possible losses.
Portfolio Turnover Risk. With respect to the Schwab U.S. Aggregate Bond ETF, the fund may engage in frequent trading of its portfolio securities in connection with its tracking of the index, primarily due to the fund rolling over its positions in TBAs as it tracks the portion of the index represented by mortgage-backed securities. A higher portfolio turnover rate may result in increased transaction costs, which may lower the fund’s performance. A higher portfolio turnover rate can also result in an increase in taxable capital gains distributions to the fund’s shareholders.
Prepayment and Extension Risk. With respect to the Schwab U.S. Aggregate Bond ETF, certain of the fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
Non-U.S. Issuer Risk. The Schwab U.S. Aggregate Bond ETF may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities to the extent such bonds are included in the fund’s index. The fund’s investments in bonds of non-U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with bonds issued by non-U.S. corporations and entities in emerging markets.
Derivatives Risk. The Schwab U.S. Aggregate Bond ETF may invest in derivatives instruments. The principal types of derivatives used by the fund are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk, credit risk, liquidity risk and leverage risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Leverage Risk. With respect to the Schwab U.S. Aggregate Bond ETF, certain fund transactions, such as TBA transactions or derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Concentration Risk. With respect to the Schwab U.S. Aggregate Bond ETF, to the extent that the fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of a fund in the

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3. Risk Factors (continued):
secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility. (See the unaudited Frequency Distribution of Discounts and Premiums in Other Information for an overview showing the frequency at which the daily closing price was at a discount or a premium to a fund’s daily NAV.)
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to the Advisory Agreement between CSIM and the trust.
For its advisory services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
0.05%	0.06%	0.06%	0.04%
In addition, advisory fees for each fund will cover interest expense.
Investment from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of December 31, 2018, as applicable:
	Underlying Funds
	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
Schwab Target 2010 Index Fund	0.0%*	0.0%*	0.2%
Schwab Target 2015 Index Fund	0.0%*	0.1%	0.3%
Schwab Target 2020 Index Fund	0.1%	0.1%	0.7%
Schwab Target 2025 Index Fund	0.0%*	0.1%	0.7%
Schwab Target 2030 Index Fund	-%	0.1%	0.7%
Schwab Target 2035 Index Fund	-%	0.0%*	0.4%
Schwab Target 2040 Index Fund	-%	0.0%*	0.3%
Schwab Target 2045 Index Fund	-%	0.0%*	0.1%
Schwab Target 2050 Index Fund	-%	0.0%*	0.1%
Schwab Target 2055 Index Fund	-%	0.0%*	0.0%*
Schwab Target 2060 Index Fund	-%	0.0%*	0.0%*
Schwab VIT Balanced Portfolio	0.0%*	-%	0.4%
Schwab VIT Balanced with Growth Portfolio	0.1%	-%	0.7%
Schwab VIT Growth Portfolio	0.0%*	-%	0.3%
* Less than 0.05%

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (State Street) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust does not pay any interested or non-interested trustees (independent trustees). The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), which matured on October 4, 2018. On October 4, 2018, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $750 million, maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to CSIM paying the interest charged on any borrowings by a fund, CSIM paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street, which matured on November 30, 2018. On November 30, 2018 the Uncommitted Credit Facility was amended to run for a new 364 day period, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by CSIM. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

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8. Purchases and Sales/Maturities of Investment Securities:
For the period ended December 31, 2018, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Long-Term U.S. Government Securities*	Purchases of Other Long-Term Securities	Total Purchases of Long-Term Securities
Schwab U.S. TIPS ETF	$909,100,213	$—	$909,100,213
Schwab Short-Term U.S. Treasury ETF	2,813,974,487	—	2,813,974,487
Schwab Intermediate-Term U.S. Treasury ETF	1,542,909,410	—	1,542,909,410
Schwab U.S. Aggregate Bond ETF	3,757,742,688	653,254,664	4,410,997,352
	Sales/Maturities of Long-Term U.S. Government Securities	Sales/Maturities of Other Long-Term Securities	Total Sales/Maturities of Long-Term Securities
Schwab U.S. TIPS ETF	$775,836,297	$—	$775,836,297
Schwab Short-Term U.S. Treasury ETF	1,798,639,278	—	1,798,639,278
Schwab Intermediate-Term U.S. Treasury ETF	929,888,442	—	929,888,442
Schwab U.S. Aggregate Bond ETF	3,193,942,069	455,968,660	3,649,910,729
*Includes securities guaranteed by U.S. Government Agencies.

9. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund often consists of the in-kind deposit of a designated portfolio of fixed-income securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Due to the composition of the portfolio of the Schwab U.S. Aggregate Bond ETF, consideration for the subscription and redemption of Creation Units generally is cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of the fund.
The in-kind transactions for the period ended December 31, 2018, were as follows:
	In-Kind Purchases of Securities	In-Kind Sales of Securities
Schwab U.S. TIPS ETF	$3,454,271,233	$606,207,716
Schwab Short-Term U.S. Treasury ETF	1,302,260,662	259,809,117
Schwab Intermediate-Term U.S. Treasury ETF	1,782,853,849	111,814,070
Schwab U.S. Aggregate Bond ETF	—	—
For the period ended December 31, 2018, the funds (except for the Schwab U.S. Aggregate Bond ETF) realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended December 31, 2018 are disclosed in the funds’ Statements of Operations, if any.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Financial Notes (continued)

10. Federal Income Taxes
As of December 31, 2018, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
Tax cost	$5,933,278,564	$4,236,602,601	$3,455,561,822	$5,796,205,301
Gross unrealized appreciation	$—	$10,986,889	$19,182,465	$16,287,850
Gross unrealized depreciation	(171,282,384)	(10,550,732)	(9,934,955)	(118,014,669)
Net unrealized appreciation (depreciation)	($171,282,384)	$436,157	$9,247,510	($101,726,819)
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
Undistributed ordinary income	$231,368	$230,278	$125,137	$112,597
Net unrealized appreciation (depreciation) on investments	(171,282,384)	436,157	9,247,510	(101,726,819)
Total	($171,051,016)	$666,435	$9,372,647	($101,614,222)
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2018, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
No expiration	$26,546,349	$20,732,186	$20,959,563	$47,441,286
Total	$26,546,349	$20,732,186	$20,959,563	$47,441,286
For the year ended December 31, 2018, the funds had no capital loss carryforwards utilized and capital losses expired as follows:
	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
Capital losses expired	$39	$366	$2,072	$—
The tax basis components of distributions paid during the current and prior fiscal years were:
	Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
Current period distributions
Ordinary income	$130,028,200	$51,440,855	$52,237,145	$144,430,430
Prior period distributions
Ordinary income	$46,465,385	$20,557,590	$16,446,695	$95,694,640

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Financial Notes (continued)

10. Federal Income Taxes (continued):
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations.
For the period ended December 31, 2018, the following funds (except for the Schwab U.S. Aggregate Bond ETF) reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 9) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:
Schwab U.S. TIPS ETF	Schwab Short-Term U.S. Treasury ETF	Schwab Intermediate-Term U.S. Treasury ETF	Schwab U.S. Aggregate Bond ETF
$1,194,915	$158,873	$439,240	$—
As of December 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2018, the funds did not incur any interest or penalties.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF and Schwab U.S. Aggregate Bond ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF and Schwab U.S. Aggregate Bond ETF (four of the funds constituting Schwab Strategic Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
February 19, 2019
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Other Federal Tax Information (unaudited)

For the fiscal year ended December 31, 2018, the Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF and Schwab U.S. Aggregate Bond ETF designate 100%, 100%, 100% and 90.88% of income dividends as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations, respectively.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of December 31, 2018
The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (Exchange), the secondary market for shares of each fund, was at a discount or premium to such fund’s daily NAV. The “Market Price” of each fund generally is determined using the official closing price on the primary stock exchange (generally, 4:00 p.m. Eastern time) on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. Shares are bought and sold at market prices, which may be higher or lower than the NAV. The data presented below represents past performance and cannot be used to predict future results. The chart does not include days in which the NAV equals the Market Price.
	Number of Days Market Price Above NAV				Number of Days Market Price Below NAV
	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points
Schwab U.S. TIPS ETF
Commencement of trading
8/5/10 through 12/31/18	1,324	3	—	—	611	1	—	—
Schwab Short-Term U.S. Treasury ETF
Commencement of trading
8/5/10 through 12/31/18	1,142	—	—	—	407	—	—	—
Schwab Intermediate-Term U.S. Treasury ETF
Commencement of trading
8/5/10 through 12/31/18	1,149	—	—	—	666	1	—	—
Schwab U.S. Aggregate Bond ETF
Commencement of trading
7/14/11 through 12/31/18	1,518	4	—	—	272	2	—	—

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 99 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	99	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	99	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	99	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	99	None

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Schwab Fixed-Income ETFs
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	99	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	99	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	99	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	99	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	99	Director (2012 – present), Eaton

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	99	Director (2008 – present), The Charles Schwab Corporation
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).	99	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	99	None

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), Chief Executive Officer (Dec. 2010 – present), President (Dec. 2010 – Oct. 2018), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Feb. 2011 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Global Head of Fixed Income Business Division (Mar. 2007 – Aug. 2010), BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm).
Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President (Oct. 2018 – present), Charles Schwab Investment Management, Inc.; Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – present) and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.; President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director, Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

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Schwab Fixed-Income ETFs
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
Glossary

ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset-backed securities  Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
bid  The highest price at which someone is willing to buy a security.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury 1–3 Year Index   An index which includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade, and have $250 million or more of outstanding face value. The securities in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index excludes state and local government series bonds and coupon issues that have been stripped from bonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury 3–10 Year Index  An index which includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than ten years, are rated investment grade, and have $250 million or more of outstanding face value. The securities in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index excludes state and local government series bonds and coupon issues that have been stripped from bonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L)   An index which includes all publicly-issued U.S. Treasury Inflation-Protected Securities (TIPS) that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. The TIPS in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index is market capitalization weighted and the TIPS in the index are updated on the last business day of each month. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to an official inflation measure (as measured by the Consumer Price Index, or CPI) and their payments are supported by the full faith and credit of the United States.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
call  An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.
call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
coupon, coupon rate  The annual rate of interest paid until maturity by the issuer of a debt security.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
credit quality  The capacity of an issuer to make its interest and principal payments; an assessment typically rendered by an independent third-party organization.
credit risk  The risk that a bond issuer may be unable to pay interest or principal to its bondholders.
duration  A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
weighted average duration  A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
face value  The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

Schwab Fixed-Income ETFs  |  Annual Report

Schwab Fixed-Income ETFs
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
interest  Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.
interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.
liquidity  The ability to convert a security or asset quickly into cash.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
maturity  The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
mortgage-backed securities  Bond or other debt securities that represent ownership in a pool of mortgage loans.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
prepayment risk  The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.
primary market  The market that deals with the issuance of new securities.
replication  If a fund uses a full replication method, the fund will invest substantially all of its assets proportionately in the securities included in the underlying index.
sampling  If a fund uses a sampling method, the fund will not fully replicate the underlying index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index as closely as a fund that uses a full replication method.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.
Treasury inflation protected security (TIPS)  A United States Treasury bond whose principal increases at the same rate as the Consumer Price Index (CPI).The interest payment is then calculated off that inflated (adjusted) principal and repaid at maturity.
weighted average  For mutual funds or ETFs, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.
yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

Schwab Fixed-Income ETFs  |  Annual Report

Notes

Notes

Notes

Schwab Fixed-Income ETFs
Schwab ETFs

Schwab ETFs are designed to serve as simple low-cost core investment products for a diversified portfolio. These ETFs seek to provide consistent, repeatable performance through a variety of investment strategies that span the equity and fixed income spectrum. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabfunds.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.

Schwab ETFs
U.S. ETFs
Schwab U.S. Broad Market ETF
Schwab 1000 Index® ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Mid-Cap ETF
Schwab U.S. Small-Cap ETF
Schwab U.S. Dividend Equity ETF
Schwab U.S. REIT ETF
International ETFs
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Fixed Income ETFs
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Aggregate Bond ETF
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Schwab ETFs
1-877-824-5615
© 2019 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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MFR60171-08
00224347

Item 2:	Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

Registrant is composed of twenty-two series. Four series have a fiscal year-end of December 31, whose annual financial statements are reported in Item 1, seven series have a fiscal year-end of February 28 and eleven series have a fiscal year-end of August 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the twenty-two series, based on their respective 2018 and 2017 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2017
$504,395	$488,203	$0	$0	$91,339	$86,763	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.

(e) (1)	Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2018: $91,339	2017: $	86,763

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit, compliance and valuation committee established in accordance with Section 3(a)58)(A) of the Exchange Act. The Registrant’s audit, compliance and valuation committee members are Kiran M. Patel, John F. Cogan, Nancy F. Heller and Kimberly S. Patmore.

Item 6:	Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Strategic Trust

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	2/19/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	2/19/19

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	2/19/19